                                                                  Exhibit 10.4

                                    SUBLEASE


                                 BY AND BETWEEN


                   MDS PHARMA SERVICES CLINICAL RESEARCH INC.

                                 ("SUBLANDLORD")




                                       AND


                                 PROTARGA, INC.

                                  ("SUBTENANT")




                               FEBRUARY 26TH, 2001

                                TABLE OF CONTENTS

                                    SUBLEASE

Section                                                                                              Page
-------                                                                                              ----
1.       Subleased Premises.............................................................................1

2.       Sublandlord's Representations..................................................................1

3.       Terms of Prime Lease...........................................................................2

4.       Sublease Term..................................................................................4

5.       Rent...........................................................................................4

6.       Operating Expenses; Utilities..................................................................5

7.       Use............................................................................................6

8.       Condition of Subleased Premises; Initial Improvements..........................................6

9.       Alterations; Surrender.........................................................................7

10.      Insurance; Casualty Damage; Condemnation.......................................................7

11.      Assignment and Subletting......................................................................8

12.      Notices........................................................................................8

13.      Sublandlord's Rights...........................................................................9

14.      Sublandlord's Lease............................................................................9

15.      Default........................................................................................9

16.      Sublandlord's Remedies........................................................................10

17.      Consent of the Prime Landlord Subsequent to Approval of Sublease..............................10

18.      Modifications.................................................................................10

19.      Termination of the Prime Lease................................................................10

20.      Brokers.......................................................................................11

21.      Miscellaneous.................................................................................11

22.      Authority.....................................................................................12

23.      Execution in Counterparts.....................................................................12

                                    SUBLEASE

         THIS SUBLEASE is made and entered into as of the 26TH day of February, 2001 by and between MDS PHARMA SERVICES CLINICAL RESEARCH INC. (hereinafter "Sublandlord") and PROTARGA, INC. (hereinafter "Subtenant").

                                    RECITALS

         A        Pursuant to that certain Agreement of Lease dated April 30,
2000 (the "Original Lease") as amended by that certain First Amendment to Agreement of Lease dated February 26TH, 2001 (the "Amendment") (the Original Lease, as so amended, being herein referred to as the "Prime Lease"), Triad Realty Acquisition, L.P. (hereinafter "Prime Landlord"), as landlord, leased to Phoenix International Life Sciences (IBRD) Inc. ("Phoenix") certain premises consisting of approximately Forty Seven Thousand One Hundred Twenty (47,120) square feet of space (the "Demised Premises") in the building located at 2200 Renaissance Boulevard (the "Building"), as more particularly described in the Prime Lease, at the rental and upon the terms and conditions set forth in the Prime Lease.

         B        By Certificate of Amendment of Certificate of Incorporation of
Phoenix filed with the State of Delaware Secretary of State on November 9, 2000, Phoenix changed its name to MDS Pharma Services Clinical Research Inc. ("Sublandlord").

         C        A copy of the Prime Lease is attached hereto as EXHIBIT A.

         D        Sublandlord desires to sublease to Subtenant a portion of the
Demised Premises, and Subtenant desires to sublet a portion of the Demised Premises from Sublandlord, on the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the rents hereinafter reserved and to be paid, and of the covenants, promises, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Sublandlord and Subtenant agree as follows:

         1        SUBLEASED PREMISES. Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, approximately fifteen thousand nine hundred and forty five (15,945) rentable square feet of floor area (the "Subleased Premises") constituting a portion of the Demised Premises under the Prime Lease, as such space is designated and more particularly described on EXHIBIT B attached hereto. During the Sublease Term (as defined in Section 3 below), but under and subject to the terms, covenants and conditions of the Prime Lease, Subtenant shall have all the rights of Sublandlord appurtenant to the Demised Premises under the Prime Lease, but only to the extent that the same pertain to the Subleased Premises.

         2        SUBLANDLORD'S REPRESENTATIONS. Sublandlord represents to
Subtenant that: (a) EXHIBIT A constitutes a true, correct and complete copy of the Prime Lease, and comprises the entire understanding and agreement of Prime Landlord and Sublandlord with respect to the Demised Premises, (b) the Prime Lease is in full force and effect in accordance with its terms, (c) neither Sublandlord nor, to Sublandlord's knowledge, Prime Landlord is in default under the Prime Lease, and there exists no state of facts and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by either Prime Landlord or Sublandlord under the Prime Lease.

         3        TERMS OF PRIME LEASE.

                  (a) SUBTENANT'S OBLIGATIONS UNDER PRIME LEASE. The terms, provisions, covenants and conditions of the Prime Lease, are hereby incorporated herein by reference and made a part hereof and are and shall be superior to this Sublease to the extent they impose duties or obligations on Sublandlord, as tenant. During the Sublease Term and to the extent applicable to the Subleased Premises only, as between Subtenant and Sublandlord, Subtenant hereby assumes and agrees to perform and be bound by all of the provisions of the Prime Lease which are incorporated herein as if Subtenant were the "Tenant" under the Prime Lease, Sublandlord were the "Landlord" thereunder and the Subleased Premises were the "Demised Premises" thereunder (except that Subtenant shall also afford Prime Landlord any rights granted to Landlord in such provisions including any approval rights). Sublandlord shall have all of the rights and remedies of Prime Landlord under the Prime Lease as against Subtenant. However, subject to Section 2(b) below, Subtenant shall have none of the privileges, benefits or rights granted to Sublandlord, as tenant, under the Prime Lease unless expressly granted to Subtenant herein (including, without limitation, any renewal options or rights of first offer).

                  (b) CONFLICTING TERMS. Any other provision of the Prime Lease or this Sublease to the contrary notwithstanding, Subtenant shall not be responsible for (i) the obligation to pay to Prime Landlord the Adjusted Minimum Rent, the Minimum Rent or any other charges reserved and covenanted to be paid by "Tenant" as "rent" or "additional rent" under the Prime Lease, (ii) any obligations of "Tenant" wherever expressed in the Prime Lease to the extent relating to any space other than the Subleased Premises or arising prior to the Expansion Premises Commencement Date or arising after the expiration of the Sublease Term, (iii) any obligations of "Tenant" wherever expressed in the Prime Lease to the extent that they relate to the removal of improvements, alterations and additions to the Subleased Premises constructed and installed by Prime Landlord or Sublandlord prior to the Expansion Premises Commencement Date other than for use by Subtenant, (iv) any obligations of "Tenant" wherever expressed in the Prime Lease to the extent that they relate to the repair, replacement or maintenance of a condition of the Subleased Premises existing prior to the Expansion Premises Commencement Date, (v) any obligations of "Tenant" wherever expressed in the Prime Lease relating to the indemnification of Prime Landlord with respect to any loss, damage, liability, obligation, cost or expense arising as a result of a negligent act or omission of Sublandlord, its agents, employees, contractors or invitees, (vi) any obligations of "Tenant" wherever expressed in the Prime Lease relating to the condition of the Subleased Premises at the expiration of the Sublease Term to the extent that the required repair, maintenance or removal relates to a condition existing prior to the Expansion Premises Commencement Date (all of which obligations expressed in clauses (i) through (vi) above shall be and remain the responsibility of Sublandlord).

                  (c) SUBTENANT'S RIGHTS TO SERVICES UNDER PRIME LEASE. It is the intention of the parties that Subtenant be entitled to receive the full benefit of any services, utilities (including water and heating), repairs, maintenance, facilities and other ongoing services from Prime Landlord that Sublandlord, as tenant, receives with respect to the Demised Premises under the Prime Lease as and to the extent the foregoing are applicable to the Subleased Premises and all common areas and facilities, subject in all cases to the terms of the Prime Lease. In connection with the foregoing, Subtenant acknowledges and agrees that the foregoing described services can only be provided by Prime Landlord and that Sublandlord has no right or ability to control the same. Notwithstanding the foregoing, to the extent Prime Landlord has agreed in the Prime Lease to provide utilities, repairs, facilities and other services to Sublandlord, as tenant, including the services under Articles 24 through 27 of the Prime Lease, and provided such services are applicable to the Subleased Premises, Sublandlord agrees, on behalf of Subtenant, to use best efforts to obtain the performance of Prime Landlord's duties and obligations in favor of Subtenant. Additionally, if Prime Landlord shall default in any of its obligations to Sublandlord with respect to the Subleased Premises, Subtenant shall be entitled to participate with Sublandlord in the enforcement of Sublandlord's rights against Prime Landlord. If, after written request from Subtenant, Sublandlord shall fail or refuse to take appropriate action for the enforcement of Sublandlord's rights against Prime Landlord with respect to the Subleased Premises as may be available to Sublandlord pursuant to the terms of the Sublease or at law within a reasonable period of time considering the nature of Prime Landlord's default, Subtenant shall have the right to take such action in its own name, all as Subtenant shall determine, and for that purpose and only to such extent, all of the rights of Sublandlord under the Prime Lease hereby are conferred upon and assigned to Subtenant to the extent such rights are assignable and Subtenant hereby is subrogated to such rights to the extent that the same shall apply to the Subleased Premises, provided, however, Subtenant shall not be permitted nor shall Sublandlord be required to take any action which would constitute a default by Sublandlord under the Prime Lease. Sublandlord hereby grants Subtenant the right to deal directly with Prime Landlord with respect to any rights of Sublandlord as "Tenant" under the Prime Lease which are exercisable with respect to the Subleased Premises, the conduct or manner of conduct of Subtenant's or Prime Landlord's activities therein or services to be rendered therein or thereto by Prime Landlord; it being the intent of the parties hereto that Subtenant may exercise such rights as are in Subtenant's judgment reasonably necessary or desirable to permit Subtenant to use and occupy the Subleased Premises for the normal conduct of its business, all as contemplated in this Sublease, and not otherwise. Provided Sublandlord complies with its obligations to Subtenant hereunder, Subtenant hereby releases and holds Sublandlord harmless from and currently waives any claims arising in the future relating to any damages, interference, costs and expenses incurred or suffered by Subtenant as a result of (i) the failure of Prime Landlord to properly maintain, repair or operate the Demised Premises or the Subleased Premises and base building systems, and (ii) the failure of Prime Landlord to supply any utility and other services to be provided to Sublandlord, as "Tenant" under the Prime Lease. The payment of Base Rent and Additional Rent to Sublandlord is an absolute and independent covenant and shall not be affected in any way by the failure of Prime Landlord to so maintain, repair or operate or to supply any such utility or services except if and to the extent Sublandlord's rental obligations to Prime Landlord under the Prime Lease are abated, reduced, suspended or offset with respect to the Subleased Premises as a result of the foregoing.

                  (d) SUBLANDLORD'S CONSENT. Except as otherwise expressly provided in this Sublease to the contrary, in any circumstance under which Subtenant is obligated to obtain Sublandlord's prior consent or approval, such consent or approval shall not be unreasonably withheld, delayed or conditioned by Sublandlord. However, in those circumstances in which Prime Landlord's consent is required and in which Sublandlord has agreed not to unreasonably withhold its consent, Subtenant acknowledges that Sublandlord and Prime Landlord may have different interests in such circumstances; therefore, Subtenant agrees that Sublandlord shall not be bound by any approval or consent provided by Prime Landlord, and that Sublandlord shall not be liable or responsible for any denial, delay or condition of approval or consent by Prime Landlord.

                  (e) CONTROLLING PROVISIONS. Except as otherwise expressly provided in this Sublease, in the event of a conflict between the terms of the Prime Lease and the provisions of this Sublease, the terms of the Prime Lease shall control, except that the monetary provisions of this Sublease shall control with respect to Subtenant's obligation to pay rent and any other monetary obligations. Any capitalized terms used in this Sublease and not otherwise defined herein, shall have the meanings prescribed for such terms in the Prime Lease.

         4        SUBLEASE TERM. The term of this Sublease (the "Sublease Term")
shall commence on the Expansion Premises Commencement Date and shall terminate on the last day of the month which is sixty (60) consecutive calendar months thereafter, unless terminated sooner pursuant to any other provision of this Sublease. As of the Expansion Premises Commencement Date, Sublandlord shall deliver possession of the Subleased Premises to Subtenant and Subtenant shall perform all of its obligations under this Sublease. Notwithstanding the foregoing, Sublandlord may terminate this Sublease and the Sublease Term at any time after the third (3rd) anniversary of the Expansion Premises Commencement Date, upon not less than twelve (12) months prior written notice to Subtenant.

         5        RENT.

                  (a) BASE RENT. Commencing on the Expansion Premises Commencement Date, Subtenant shall pay to Sublandlord Base Rent under this Sublease on the first day of each calendar month, in advance, without any notice, demand, deduction, offset, or counterclaim of any kind or for any reason whatsoever in the following amounts and manner:

         Months           Premises       Rate Per          Yearly Rate      Monthly Installment
                                       Rentable Foot
 Expansion Commencement       15,945      $ 25.35             $ 404,205.75           $ 33,683.81
     Date - 8/31/01
     9/1/01-2/28/03           15,945      $ 25.35             $ 404,205.75           $ 33,683.81
     3/1/03-8/31/03           15,945      $ 27.35             $ 436,095.75           $ 36,341.31
     9/1/03-8/31/05           15,945      $ 27.00             $ 430,515.00           $ 35,876.25
   9/1/05-Expiration          15,945      $ 29.00             $ 462,405.00           $ 38,533.75

In the event that Base Rent is due for other than an entire calendar month, the Base Rent due and payable for the partial month shall be determined on a pro rata basis based on the number of days in such month.

                  (b) ADDITIONAL RENT. Commencing on the Expansion Premises Commencement Date, Subtenant shall pay to Sublandlord Additional Rent, all of which shall be payable on or before the date when such payment is first due without any deduction, offset or counterclaim of any kind or for any reason whatsoever, except as set forth herein, and without prior notice or demand therefor. Additional Rent shall consist of all amounts, other than Base Rent, which become due from Subtenant to Sublandlord under this Sublease.

                  (c) PAYMENT. Subtenant shall pay all amounts due as Base Rent and Additional Rent to Sublandlord at the address set forth in Section 11 below, or at such other address and/or to such other person or entity as Sublandlord designates by notice to Subtenant.

                  (d) DEFAULT INTEREST; LATE CHARGES. In the event that Subtenant fails to pay any amount of Base Rent or Additional Rent when the same shall be due, after receipt of any applicable written notice and the expiration of any applicable grace period as set forth in Section 15 herein, Subtenant shall pay to Sublandlord, as Additional Rent, interest on the amount due at a rate equal to one (1) percent per annum above the rate of Interest as defined in the Prime Lease from the date due until the date actually paid. In addition to the foregoing, Subtenant shall pay to Sublandlord an amount equal to four percent (4%) of the amount overdue to cover administrative expenses.

                  (e) SECURITY DEPOSIT. As additional security for the full and prompt performance by Subtenant of the terms and covenants of this Sublease, Subtenant shall deposit with Sublandlord the sum of Thirty Three Thousand Six Hundred Eighty Three and 81/100 Dollars ($33,683.81) (the "Security Deposit"). The Security Deposit shall not constitute rent for any month (unless so applied by Sublandlord on account of Subtenant's default hereunder occurring after receipt by Subtenant of written notice and the expiration of any applicable cure periods). Subtenant shall within fifteen (15) days after written demand restore any portion of the Security Deposit which may have been applied by Sublandlord to cure any default by Subtenant as provided herein. To the extent that Sublandlord has not applied the Security Deposit or any portion thereof on

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account of a default occurring after Subtenant's receipt of written notice and the expiration of any applicable cure periods, the Security Deposit, or such remaining portion of the Security Deposit, shall be returned to Subtenant, without interest, within two (2) business days following the termination of this Sublease.

         6        OPERATING EXPENSES; UTILITIES.

                  (a) OPERATING EXPENSES. Beginning on the Expansion Premises Commencement Date and continuing throughout the Sublease Term, Subtenant shall pay to Sublandlord, as Additional Rent, Subtenant's Proportionate Share (as defined below) of Tenant's Share of Taxes and Operating Costs on account of the Subleased Premises all as calculated and determined in accordance with the Prime Lease. In all instances where Sublandlord is required to pay a share of any expense or cost pursuant to the Prime Lease based upon Tenant's Occupancy Percentage, including Tenant's Share of Taxes and Tenant's Share of Operating Costs, and to the extent such expense or costs relate to the Subleased Premises or Subtenant's use of the Subleased Premises, Subtenant shall pay Subtenant's Proportionate Share of such expenses or costs. Subtenant's Proportionate Share for purposes of this Sublease shall be 33.84%.

                  (b) UTILITIES. Notwithstanding the foregoing, commencing on the Expansion Space Commencement Date Subtenant shall pay Subtenant's Proportionate Share of all charges for electricity and other utilities allocated, rendered or used on or about the Demised Premises during the Sublease Term as well as any other utilities the costs of which are billed to Sublandlord as additional rent pursuant to Article 25 of the Prime Lease.

         7        USE. Subtenant shall use the Subleased Premises only for
general offices and any other uses permitted under the Prime Lease. In addition, Subtenant shall abide by all provisions of the Prime Lease and any rules and regulations promulgated by Prime Landlord governing the use of the Demised Premises. Sublandlord shall assign to Subtenant sixty (60) of Subtenant's Allotted Parking spaces and three (3) of Subtenant's Designated Spaces under the Prime Lease, in accordance with the provisions of Article 10 thereof.

         8        CONDITION OF SUBLEASED PREMISES; INITIAL IMPROVEMENTS. The
Tenant Drawings for Landlord's Expansion Premises Work to be performed in the Subleased Premises by Prime Landlord pursuant to the terms of the Prime Lease which work is set forth on Exhibit B to the Amendment have been prepared by Subtenant and approved by the Sublandlord. All costs incurred in connection with such Tenant Drawings shall be the sole obligation of the Subtenant and shall be payable within twenty (20) days following invoicing. In the event the cost of the Landlord's Expansion Premises Work, if approved in advance by Subtenant, exceeds the Construction Credit for the Landlord's Expansion Premises Work, such costs shall be the sole responsibility of the Subtenant and shall be paid to Sublandlord in such timely manner as to enable Sublandlord to pay such costs to the Prime Landlord in accordance with the terms of the Prime Lease. If in connection with Prime Landlord's approval of the Tenant Drawings for the Landlord's Expansion

Premises Work, Prime Landlord designates all or any portion thereof as being required to be removed at the expiration of the Term of the Prime Lease, then in such event, such obligation shall be the sole responsibility of the Subtenant, which obligation shall survive the termination of the Prime Lease and this Sublease. Except for the Landlord's Expansion Premises Work, Subtenant accepts the Subleased Premises in its "AS IS" condition, it being agreed by Subtenant that neither Sublandlord nor any party acting on Sublandlord's behalf, has made any representation or warranty with respect to the condition of the Subleased Premises, nor with respect to its fitness or suitability for any particular purpose.

         9        ALTERATIONS; SURRENDER.

                  (a) ALTERATIONS. Subtenant shall not make any alterations or additions to the Subleased Premises without Sublandlord's prior written consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed but which may be conditioned upon compliance with the terms of the Prime Lease including Prime Landlord's prior consent to the extent required under the Prime Lease. Prior to (i) the commencement of any work by Subtenant in the Subleased Premises or (ii) making any such alterations or additions to the Subleased Premises, Subtenant shall submit to Sublandlord for its approval, plans and specifications respecting such work in reasonable specificity. Sublandlord agrees that it will notify Subtenant whether it approves or objects to such proposed plans (stating the reasons for its objections) within 10 days after Sublandlord's receipt of the same or within 10 days after Sublandlord has received all clarifying language it has reasonably requested. The requirements of this paragraph shall not be construed as a waiver of any rights granted to the Prime Landlord pursuant to Article 13 of the Prime Lease nor relieve Subtenant from its obligation to comply with all of the other requirements set forth in Article 13 of the Prime Lease. However, notwithstanding the foregoing, Subtenant acknowledges that in certain circumstances Sublandlord's interest in the Subleased Premises and the Prime Landlord's interest in the Subleased Premises may differ; therefore, Subtenant acknowledges and agrees that Sublandlord shall not be bound by any approval or consent provided by Prime Landlord, and that Sublandlord shall not be liable or responsible for any denial, delay or condition of approval or consent by Prime Landlord.

                  (b) SURRENDER. Upon the expiration or sooner termination of this Sublease for any reason whatsoever, Subtenant shall promptly and peaceably surrender the Subleased Premises to Sublandlord broom-clean, in good order and repair, except for reasonable wear and tear and in all cases in the manner and condition required by the Prime Lease. Subtenant shall promptly repair all damage caused by the removal of Subtenant's personal property, fixtures and equipment from the Subleased Premises. Notwithstanding the foregoing, Subtenant shall not be responsible for the removal of any personal property, fixtures or equipment which were not placed in or on the Subleased Premises by or on behalf of the Subtenant.

         10       INSURANCE; CASUALTY DAMAGE; CONDEMNATION.

                  (a) INSURANCE. Subtenant shall maintain comprehensive general liability insurance covering the Subleased Premises and Subtenant's occupation and use thereof, and such other insurances of the types required to be maintained pursuant to Article 30 of the Prime Lease, and in addition to the requirements contained therein (i) Subtenant shall name Prime Landlord and Sublandlord as an additional insured parties thereunder (ii) there shall be delivered to Prime Landlord and Sublandlord customary insurance certification evidencing such paid-up insurance, (iii) at least thirty (30) days prior to the expiration of any policy of insurance, Subtenant shall deliver to Prime Landlord and Sublandlord evidence of a renewal or new policy to take the place of the policy expiring and (iv) such insurance shall contain a clause that the insurer will not change, cancel, or allow such insurance coverage to lapse without first giving Prime Landlord and Sublandlord thirty (30) days prior written notice. Subtenant shall deliver to Sublandlord on or before the Expansion Premises Commencement Date original or duplicate policies or certificates of insurers evidencing all the insurance required to be maintained by Subtenant.

                  (b) NO ABATEMENT OF RENT. Provided that any casualty damage to the Subleased Premises is not caused by Sublandlord or its agents, employees or contractors, in the event of any casualty damage to or a condemnation of the Subleased Premises, there shall be no abatement of the Base Rent or the Additional Rent or any other charges payable by Subtenant under this Sublease, except to the extent that any rent and other charges payable by Sublandlord, as tenant under the Prime Lease, are subject to abatement under the Prime Lease; PROVIDED THAT Sublandlord agrees that Subtenant shall be entitled with respect to this Sublease and the Subleased Premises to exercise any rent abatement and any termination rights granted to Sublandlord under Articles 31 and 33 of the Prime Lease.

                  (c) NOTICES TO SUBTENANT. Sublandlord agrees that it will provide Subtenant with any notice it provides to Prime Landlord regarding its election to terminate the Prime Lease pursuant to Articles 31 or 33 of the Prime Lease. Subtenant acknowledges and agrees that Sublandlord has no obligation to consider Subtenant's interest in making its determination to terminate the Prime Lease pursuant to Articles 31 or 33 thereof. Notwithstanding anything contained herein to the contrary, if any damage or destruction to the Subleased Premises is caused by or as a result of any act of negligence of Subtenant, its employees, Agents or Visitors, then to the extent Sublandlord is not relieved of its obligation to pay rent under the Prime Lease, Subtenant shall not be relieved of Subtenant's obligation to pay Base Rent and Additional Rent under this Sublease and Sublandlord shall retain all rights and remedies available at law to collect damages including loss of rentals.

         11       ASSIGNMENT AND SUBLETTING. Subtenant shall not pledge,
mortgage, hypothecate, assign or in any way encumber this Sublease without the prior written consent of Sublandlord and Prime Landlord in each instance, which consent shall be subject to each party's sole discretion. Subtenant shall not assign this Sublease or sublet all or any portion of the Subleased Premises without Prime Landlord's prior written consent which may be withheld in Prime Landlord's sole and absolute discretion and without Sublandlord's prior consent which may be withheld in Sublandlord's sole discretion. Anything set forth in this Section 11 to the contrary notwithstanding: (i) Sublandlord hereby expressly consents to any assignment or other transfer of this Sublease or sublease of any or all of the Subleased Premises by Subtenant (i) by reason of or in connection with a corporate reorganization of Subtenant, (ii) as an assignment for security in connection with any debt financing obtained by Subtenant, (iii) to any person or entity which has the power to control Subtenant's management and operation, or any entity whose management and operation is controlled by Subtenant; (iv) to any entity, a majority of whose voting stock or managing interests is owned by Subtenant; (v) to any parent, subsidiary or affiliate of Subtenant; (vi) to any corporation into which or with which Subtenant, its successors or assigns, is merged or consolidated; and (vii) to any person or entity acquiring all or substantially all of the stock, assets or managing interests of Subtenant; and
(viii) the transfer of all or any portion of Subtenant's stock, or the stock of its successors or assigns, on a national exchange shall not constitute an assignment of this Sublease if or when Subtenant, or its successor or assign (as applicable), is a publicly traded company.

         12       NOTICES. All notices required or permitted to be given
hereunder must be in writing and given in the manner provided by Article 47 of the Prime Lease as follows:

                  To Sublandlord:
                  The Triad
                  2200 Renaissance Boulevard
                  Suite 400
                  King of Prussia, PA  19406
                  Attn:    Susan Thornton, Ph.D.
                           President, Global Clinical Research

                  With copy to:

                  Matthew J. Swett, Esquire
                  Pepper Hamilton LLP
                  3000 Two Logan Square
                  Eighteenth and Arch Streets
                  Philadelphia, PA  19103

                  If to Subtenant:

                  Protarga, Inc.


                  Attn: Chief Financial Officer

                  With copy to:

                  Eric L. Stern, Esquire
                  Morgan, Lewis & Bockius, LLP
                  1701 Market Street
                  Philadelphia, PA  19103-2921

         13       SUBLANDLORD'S RIGHTS. Subtenant recognizes, acknowledges and agrees, that a copy of the Prime Lease is attached hereto as Exhibit A and that Subtenant is bound by the terms thereof. Subtenant's rights under this Sublease shall at all times be subject and subordinate to all the terms and conditions of the Prime Lease. Subtenant further recognizes, acknowledges and agrees that the promises, terms, conditions and agreements set forth in this Sublease are in no way in derogation or reduce Sublandlord's rights pursuant to the Prime Lease.

         14       SUBLANDLORD'S LEASE. Subtenant will comply with all of the obligations of this Sublease and, except as expressly provided in this Sublease, will be bound by and will comply with all of the non-monetary and indemnification obligations of the Prime Lease incorporated herein by reference, as if it were the tenant under the Prime Lease to the extent such provisions of the Prime Lease relate to the Subleased Premises and are not inconsistent with or in derogation of the terms hereof.

         15       DEFAULT. As used in the provisions of this Sublease, each of the following events shall constitute, and is hereinafter referred to as, an "Event of Default":

                  (a) if the Subtenant fails to (a) pay any Base Rent or Additional Rent or any other sum which it is obligated to pay under this Sublease, when due and payable hereunder, and such failure is not cured within three (3) business days after receipt of written notice thereof, or (b) perform any of its other obligations under the provisions of this Sublease, and such failure is not cured within twenty (20) days after receipt of written notice thereof or, if such cure cannot be completed within twenty (20) days, to commence such cure and diligently pursue the same to completion within no more than ten (10) days; or

                  (b) if the Subtenant (i) applies for or consents to the appointment of a receiver, trustee or liquidator of the Subtenant or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they come due, (iii) makes an assignment for the benefit of its creditors, (iv) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law, or (v) files an answer admitting the material allegations of a petition filed against the Subtenant in any bankruptcy, reorganization or insolvency proceeding; or

                  (c) if an order, judgment or decree is entered by any court of competent jurisdiction adjudicating the Subtenant a bankrupt or an insolvent approving a petition seeking such a reorganization, or appointing a receiver, trustee or liquidator of the Subtenant or of all or a substantial part of its assets; or

                  (d) if the Subtenant fails to pay any sum or perform any obligation owed to the Sublandlord under the provisions of any other agreement between the Subtenant and the Sublandlord, and such failure is not cured within the period of time permitted under such agreement to cure the same after written notice thereof.

         16. SUBLANDLORD'S REMEDIES. Upon the occurrence of an Event of Default, Sublandlord shall be entitled to exercise the same rights and remedies
(i) available under Article 35 of the Prime Lease as if it were the Prime Landlord and Subtenant were the Tenant under the Prime Lease and (ii) as are otherwise available pursuant to applicable law. All rights and remedies of Sublandlord under this Sublease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Sublandlord now or hereafter under any applicable law. In addition to the foregoing:

(a) CONFESSION OF JUDGMENT FOR POSSESSION. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT OR UPON THE EXPIRATION OF THE TERM OF THIS SUBLEASE, FOR THE PURPOSE OF OBTAINING POSSESSION OF THE SUBLEASED PREMISES, SUBTENANT HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR SUBTENANT AND ALL PERSONS CLAIMING UNDER OR THROUGH SUBTENANT, TO APPEAR FOR AND

CONFESS JUDGMENT AGAINST SUBTENANT FOR POSSESSION OF THE SUBLEASED PREMISES, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH SUBTENANT, IN FAVOR OF SUBLANDLORD, FOR RECOVERY BY SUBLANDLORD OF POSSESSION THEREOF, FOR WHICH THIS AGREEMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE SUBLEASED PREMISES, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE TERMINATED AND THE POSSESSION OF THE SUBLEASED PREMISES REMAINS IN OR IS RESTORED TO SUBTENANT, SUBLANDLORD SHALL HAVE THE RIGHT UPON THE OCCURRENCE OF ANY SUBSEQUENT EVENT OF DEFAULT TO CONFESS JUDGMENT IN ONE OR MORE FURTHER ACTIONS IN THE MANNER AND FORM SET FORTH ABOVE TO RECOVER POSSESSION OF SAID SUBLEASED PREMISES FOR SUCH SUBSEQUENT DEFAULT. SUBTENANT WAIVES ALL ERRORS IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT. NO SUCH TERMINATION OF THIS LEASE, NOR TAKING, NOR RECOVERING POSSESSION OF THE SUBLEASED PREMISES SHALL DEPRIVE SUBLANDLORD OF ANY REMEDIES OR ACTION AGAINST SUBTENANT FOR BASE RENT, ADDITIONAL RENT OR FOR OTHER SUMS DUE HEREUNDER OR FOR DAMAGES DUE OR TO BECOME DUE FOR THE BREACH OF ANY CONDITION OR COVENANT HEREIN CONTAINED, NOR SHALL THE BRINGING OF ANY SUCH ACTION FOR RENT AND/OR OTHER SUMS DUE HEREUNDER, OR BREACH OF COVENANT OR CONDITION NOR THE RESORT TO ANY OTHER REMEDY HEREIN PROVIDED FOR THE RECOVERY OF RENT AND/OR OTHER SUMS DUE HEREUNDER OR DAMAGES FOR SUCH BREACH BE CONSTRUED AS A WAIVER OF THE RIGHT TO INSIST UPON THE FORFEITURE AND TO OBTAIN POSSESSION IN THE MANNER HEREIN PROVIDED.

                  (b) CONFESSION OF JUDGMENT FOR SUMS DUE HEREUNDER. AFTER AN EVENT OF DEFAULT, SUBTENANT, HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUBTENANT IN ANY SUCH COURT AT ANY TIME THEREAFTER TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND TO CONFESS AND ENTER JUDGMENT AGAINST SUBTENANT AND IN FAVOR OF SUBLANDLORD FOR SUCH AGGREGATE AMOUNT OF BASE RENT, ADDITIONAL RENT AND OTHER SUMS DUE TO SUBLANDLORD AS IS UNPAID UNDER THIS SUBLEASE (INCLUDING THE ACCELERATED RENT COMPONENT) TOGETHER WITH COSTS AND ATTORNEYS FEES EQUAL TO THE LESSER OF FIVE THOUSAND DOLLARS ($5,000) OR FIVE PERCENT (5%) OF SUCH UNPAID AMOUNTS. SUBTENANT HEREBY RATIFIES AND CONFIRMS ALL THAT THE ATTORNEY MAY DO BY VIRTUE HEREOF AND WAIVES AND RELEASES ALL ERRORS WHICH MAY INTERVENE IN SUCH PROCEEDINGS. IF A COPY OF THIS SUBLEASE SHALL BE PRODUCED IN ANY PROCEEDINGS BROUGHT UPON

THE WARRANT OF ATTORNEY CONTAINED IN THIS SECTION, SUCH COPY SHALL BE CONCLUSIVE EVIDENCE OF SUCH PROTHONOTARY'S AND/OR ATTORNEY'S AUTHORITY TO TAKE THE ACTION SPECIFIED HEREIN AND IT SHALL NOT BE NECESSARY TO PRODUCE THE ORIGINAL INSTRUMENT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT AGAINST SUBTENANT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, BUT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS SUBLEASE.

         17. CONSENT OF THE PRIME LANDLORD SUBSEQUENT TO APPROVAL OF SUBLEASE. Except as expressly provided otherwise in this Sublease, to the extent that Subtenant desires to engage in activities (by way of example, but not limitation, making alterations) which require the consent or approval of the Prime Landlord as provided in the Prime Lease, Subtenant shall submit all such requests for approval or consent to Sublandlord and Sublandlord will promptly upon receipt submit such requests or materials to the Prime Landlord for its consideration. Sublandlord and Subtenant recognize and agree that with respect to such circumstances when the Prime Landlord's consent or approval is required, Sublandlord shall have no obligation other than to act as a conduit timely submitting information or requests, as provided to it in writing, by Subtenant to the Prime Landlord and to use reasonable efforts to diligently and timely following up with Prime Landlord to assure timely response.

         18. MODIFICATIONS. Sublandlord shall not enter into any agreement with the Prime Landlord which (i) adversely alters or changes any of the terms of this Sublease, (ii) increases any of Subtenant's duties and/or obligations under this Sublease, or (iii) diminishes any of Subtenant's rights and privileges under the Sublease, without in each instance obtaining Subtenant's prior written consent, which consent Subtenant may withhold in its sole and absolute discretion.

         19. TERMINATION OF THE PRIME LEASE. Except as expressly set forth above, Sublandlord represents that it shall neither do nor permit anything to be done which would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture vested in Prime Landlord under the Prime Lease. During the Sublease Term, Sublandlord further represents that it will not agree to a termination of the Prime Lease, except in connection with Prime Landlord's exercise of its remedies following a default by Sublandlord under the Prime Lease, unless, in connection therewith, Prime Landlord accepts this Sublease as a direct lease between Prime Landlord and Subtenant. In the event of a termination of the Prime Lease, Subtenant shall have no right to use, occupy, or possess the Subleased Premises or any portion thereof and shall immediately return possession thereof to Sublandlord or such other party as is appropriate or at Prime Landlord's sole discretion, Subtenant shall attorn to Prime Landlord for the balance of the Sublease Term.

         20. BROKERS. Sublandlord and Subtenant each represent and warrant to the other that neither of them has employed any broker in carrying on any negotiations relating to this Sublease, except for Smith Mack & Company. Prime Landlord shall be obligated to pay any and all real estate commissions due to Smith Mack & Company pursuant to a separate agreement between Prime Landlord and Smith Mack & Company. Sublandlord and Subtenant shall each indemnify and hold harmless the other from any claims for brokerage or other commission arising from or out of the representations and warranties set forth in this Section.

         21. SUBLANDLORD'S DEFAULT. In the event of Sublandlord's default pursuant to the terms of the Prime Lease, Prime Landlord shall have the right to collect the rent to be paid by Subtenant to Sublandlord pursuant to the terms hereof directly from Subtenant as provided in Section 16.17 of the Prime Lease.

         22.      MISCELLANEOUS.

                  (a) BENEFIT AND BURDEN. Except as otherwise expressly set forth herein, the provisions of this Sublease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective heirs, personal representatives, successors and assigns.

                  (b) GOVERNING LAW. This Sublease shall be construed and enforced in accordance with the laws of the jurisdiction in which the Subleased Premises is located, without giving effect to the choice of law rules thereof.

                  (c) NO PARTNERSHIP. Nothing contained in this Sublease shall be deemed or construed to create a partnership or joint venture of or between Sublandlord and Subtenant, or to create any other relationship between the parties other than that of Sublandlord and Subtenant.

                  (d) NO REPRESENTATION BY SUBLANDLORD. Neither Sublandlord nor any agent of Sublandlord has made any representations or promises with respect to the Subleased Premises except as herein expressly set forth, and no rights, privileges, easements or licenses are granted to Subtenant except as herein expressly set forth.

                  (e) PRONOUNS. Feminine or neutered pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number in any place or places in this Sublease in which the context may require such substitution of substitutions. For convenience, Sublandlord and Subtenant have each been referred to in neuter form in this Sublease.

                  (f) CAPTIONS AND DEFINED TERMS. The captions used herein are for convenience of reference only and are not part of this Sublease, and shall in no way be deemed to define, limit, describe or modify the meaning of any provision of this Sublease. All terms not defined herein shall have the meaning ascribed to such terms in the Prime Lease.

                  (g) INVALIDITY OF PARTICULAR PROVISIONS. If any term or provisions of this Sublease or application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Sublease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforced to the fullest extent permitted by law.

                  (h) ENTIRE AGREEMENT. This Sublease, together with the terms of the Prime Lease incorporated herein and any Exhibits hereto, contain and embody the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between the parties not contained in this Sublease or in the Exhibits hereto shall be of any force or effect. This Sublease may not be modified, changed or terminated in whole or in part in any manner other than by agreement in writing duly signed by the party to be charged therewith.

                  (i) WAIVER OF JURY TRIAL. SUBLANDLORD AND SUBTENANT EACH HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY CLAIM, ACTION. PROCEEDING OR COUNTERCLAIM BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE RELATIONSHIP OF SUBLANDLORD AND SUBTENANT AND/OR SUBTENANT'S USE OR OCCUPANCY OF THE SUBLEASED PREMISES.

                  (j) TIME OF THE ESSENCE. Time is of the essence with respect to each and every provision of this Agreement.

         23. AUTHORITY. Sublandlord and Subtenant each respectively represent and warrant to the other that the signatories hereto are fully authorized to execute this Sublease on their respective behalves and to bind them to the terms, conditions, and provisions set forth herein. Sublandlord further represents that it has not made any assignment or transfer (conditionally or otherwise) of any of Sublandlord's interest in the Prime Lease that would adversely affect any of Subtenant's rights hereunder.

         24. EXECUTION IN COUNTERPARTS. This Sublease may be executed in any number of counterparts, and by facsimile signature, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Sublease shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

         IN WITNESS WHEREOF Sublandlord and Subtenant have executed this Sublease as of the day and year first above written.


                                   SUBLANDLORD:

                                   MDS PHARMA SERVICES CLINICAL RESEARCH INC.


                                   By:      /s/ Susan Thornton
                                            -----------------------------------
                                            Susan Thornton, Ph.D.
                                            President, Global Clinical Research


                                   SUBTENANT:
                                   PROTARGA, INC.



                                   By:  /s/ Robert Dickey Iv
                                        -------------------------------
                                        Name: Robert Dickey IV
                                        Title: Chief Financial Officer

                                    EXHIBIT A

                                   PRIME LEASE

                               AGREEMENT OF LEASE


                                     BETWEEN


                         TRIAD REALTY ACQUISITIONS, LP,


                                   AS LANDLORD


                                       AND

                PHOENIX INTERNATIONAL LIFE SCIENCES (IBRD) INC.,

                                    AS TENANT







                                    THE TRIAD
                                   Wings A & B
                                  Fourth Floor
                           2200 Renaissance Boulevard
                          King of Prussia, Pennsylvania

1.       SUMMARY OF BASIC LEASE PROVISIONS, DEFINITIONS, AND TABLE OF CONTENTS.

         1.1 BASIC DEFINITIONS. The following are the basic definitions and provisions of this Lease and are subject to all the terms and provisions of this Lease or any amendments or exhibits hereto:

                  (a)      DATE OF LEASE:   April 30, 2000

                  (b)      LANDLORD:        TRIAD REALTY ACQUISITION, LP
                           LANDLORD'S       c/o PW/MS Management Co., Inc.
                           ADDRESS:         Gale & Wentworth, LLC
                                            Park Avenue at Morris County
                                            200 Campus Drive, Suite 200
                                            Florham Park, New Jersey 07932-1007

                  (c)      TENANT:          PHOENIX INTERNATIONAL, LIFE SCIENCES
                                            (IBRD) INC., a Delaware Corporation
                           TENANT'S
                           ADDRESS:         2525 Campus Drive
                                            Irvine, CA 92623

                  (d)      GUARANTOR:       PHOENIX INTERNATIONAL LIFE SCIENCES,
                                            INC., a Canadian corporation
                           GUARANTOR'S
                           ADDRESS:         2350 Cohen Street
                                            St. Laurent (Montreal), QC H4R2N6

                  (e)      Building:        THE TRIAD
                                            2200 Renaissance Boulevard
                                            King of Prussia, Pennsylvania

         (f) DEMISED PREMISES: A portion of the fourth (4th) floor in the Building (Wings A & B), as shown on Exhibit A, attached and made a part hereof.


                  (g) RENTABLE SIZE OF BUILDING: Deemed as one hundred seventy-two thousand (172,000) square feet.

                  (h) RENTABLE SIZE OF DEMISED PREMISES: Deemed as thirty-one thousand one hundred seventy-five (31,175) square feet.

                  (i) TENANT'S OCCUPANCY PERCENTAGE: Deemed as eighteen and 13/100 percent (18.13%).

                  (j) BASE TAXES: The amount determined by multiplying (a) the real estate tax rate in effect on the Date of Lease and (b) the assessed valuation of the Real Estate for the calendar year ending December 31, 2000, as such assessed valuation is or may be ultimately determined by final administrative or judicial proceeding, or by abatement by an appropriate taxing authority.

                  (k) BASE OPERATING YEAR AND BASE TAX YEAR: Year ending December 31, 2000.

                  (l)      TERM OF LEASE:  Seven (7) years.

                  (m)      ESTIMATED COMMENCEMENT DATE:  July 1, 2000.

              (n)    MINIMUM RENT:

-------------------------- ----------------------- ------------------------ --------------------
      Lease Months                 Annual                  Monthly              Per Square
                                                                                   Foot
========================== ======================= ======================== ====================
         1 to 12                $662,468.75              $55,205.73               $21.25
-------------------------- ----------------------- ------------------------ --------------------
        13 to 36                $755,993.75              $62,999.48               $24.25
-------------------------- ----------------------- ------------------------ --------------------
        37 to 60                $787,168.75              $65,597.40               $25.25
-------------------------- ----------------------- ------------------------ --------------------
        61 to 84                $872,900.00              $72,741.67               $28.00
-------------------------- ----------------------- ------------------------ --------------------

              (o) PREPAYMENT OF RENT: Fifty-Five Thousand Two Hundred Five and 73/100 Dollars ($55,205.73).

              (p) SECURITY: Sixty-Two Thousand Nine Hundred Ninety-Nine and 48/100 Dollars ($62,999.48) in the form of cash.

              (q)    PERMITTED USE: General office use.

              (r) ALLOTTED PARKING: One hundred seventeen (117) unreserved spaces plus five (5) spaces which shall be Designated Spaces and shall be located in the garage.

              (s)    BROKER(S):    Outside Broker:      Smith Mack & Company
                                   Landlord's Agent:    Gale & Wentworth Realty
                                                        Advisors LLC

              (t) RENTAL CREDIT: The Minimum Rent will be reduced bytwenty cents ($.20) per rentable square foot for each Thirty-One Thousand One Hundred Seventy-Five Dollars ($31,175.00) of unused Construction Credit. The maximum Rental Credit available will be One Dollar ($1.00) per square foot.

              (u)    RENEWAL OPTIONS: One (1) five (5) year option.

              (v)    TENANT DRAWING DATE: May 2, 2000.

              (w) CONSTRUCTION CREDIT: Four Hundred Ninety-Four Thousand Sixty-Six Dollars ($494,066.00).

         1.2 ADDITIONAL DEFINITIONS. For the purposes of this Lease, the following terms shall have the meanings set forth below:

              (a)    ACCELERATED RENT shall have the meaning given to it in
Section 3 5. 1 (c).

              (b)    ADDITIONAL SPACE shall have the meaning given to it in
Section 52. 1 (b).

              (c) ADJUSTED MINIMUM RENT shall mean the Minimum Rent as increased in accordance with this Lease, including Tenant's Share of Operating Costs and Tenant's Share of Taxes.

              (d)    AFFILIATED PROPERTY shall have the meaning given to it in
Section 16.5.

              (e) AGENT shall mean any agent, consultant, contractor or subcontractor hired by or reporting to Tenant or its employee, and any employee of any such entity.

              (f)    APPRAISER shall have the meaning given to it in Section
51.3(c).

              (g) ARTICLE shall refer the major subdividions of this Lease listed in Section 1.3.

              (h)    ASSIGNEE or ASSIGNEE shall have the meaning given to it in
Section 16.9.

              (i) ASSIGNMENT or ASSIGNMENT shall have the meaning given to it in Section 16.9.

              (j)    ASSIGNOR or ASSIGNOR shall have the meaning given to it in
Section 16.9.

              (k)    BANKRUPTCY CODE shall have the meaning given to it in
Section 39. 1.

              (l)    BUILDING LESSOR shall have the meaning given it in Section
8.3.

              (m) CLEANING SERVICE RIDER shall mean EXHIBIT B and all amendments thereto.

              (n)    COMMENCEMENT DATE shall have the meaning given to it in
Section 3. 1.

              (o) COMMENCEMENT DATE NOTICE shall have the meaning given to it in Section 3.4.

              (p)    CONTROLLING INTEREST shall have the meaning given to it in
Section 16.9(d).

              (q)    CURE PERIOD shall have the meaning given to it in Section
34.2.

              (r)    DEFAULT shall have the meaning given to it in Section 34.1.

              (s) ENVIRONMENTAL shall mean anything affecting the physical health, safety or condition of human beings, wildlife, or natural resources.

              (t) ENVIRONMENTAL AUTHORITY shall have the meaning given to it in Section 15.2.

              (u) ESTIMATED MINIMUM RENT shall have the meaning given to it in Section 5 1.3 (d).

              (v)    EVENT OF DEFAULT shall have the meaning given to it in
Section 34.2.

              (w)    EXPIRATION DATE shall have the meaning given to it in
Section 3.4.

              (x)    FINAL OCCUPANCY DATE shall have the meaning given it in
Section 3.3.

              (y)    FOURTH FLOOR SPACE shall have the meaning given to it in
Section 52. 1.

              (z) GUARANTOR shall mean Phoenix International Life Sciences, Inc., a Canadian corporation.

              (aa) GOVERNMENTAL AUTHORITY shall mean any governmental or quasi governmental legislative, executive, judicial, regulative or independent body, department, office, agency, bureau or similar entity or any agent, officer or representative thereof.

              (bb)   HVAC shall mean heating, ventilation or air conditioning.

              (cc) IMPROVEMENTS shall mean the Building and other improvements on the Land.

              (dd)   INITIAL TERM shall have the meaning given to it in Section
3.4.

              (ee)   INTEREST shall have the meaning given to it in Section
34.3.

              (FF) LAND shall mean the land on which the Demised Premises is located.

              (gg)   LAND LESSOR shall have the meaning given to it in Section
29.3.

              (hh)   LANDLORD shall have the meaning given to it in Section
29.2.

              (ii) LANDLORD'S AVAILABILITY NOTICE shall have the meaning given to it in Section 52.1(a).

              (jj) LANDLORD'S DETERMINATION shall have the meaning given to it in Section 6.3(c).

              (kk) LANDLORD'S DETERMINATION NOTICE shall have the meaning given to it in Section 51.3(a).

              (ll) LANDLORD'S RECAPTURE NOTICE shall have the meaning given to it in Section 16.4.

              (mm) LANDLORD'S RECAPTURE RIGHT shall have the meaning given to it in Section 16.4.

              (nn)   LANDLORD'S WORK shall have the meaning given to it in
Section 23. 1.

              (oo)   LANDLORD'S WORK LETTER shall refer to EXHIBIT E, if any.

              (pp) LAW shall mean any statute, ordinance, order, code, rule or regulation of a Governmental Authority now or hereafter in effect as applicable under the circumstances.

              (qq)   LEGAL HOLIDAY shall have the meaning given to it in EXHIBIT
C.

              (rr)   LICENSE shall have the meaning given to it in Section 10.2.

              (ss) MANAGING AGENT shall mean the managing agent named on the signature page of this Lease, or such other person or entity as Landlord may designate by written notice from Landlord to Tenant, subject to Article 45.

              (tt) MARKET RENT shall have the meaning given to it in Section 51.4(b).

              (uu)   OFFERED SPACE shall have the meaning given to it in Section
52. 1 (a).

              (vv)   OPERATING COSTS shall have the meaning given to it in
Section 6.2(b).

              (ww)   OPERATING STATEMENT shall have the meaning given to it in
Section 6.2(a).

              (xx) OPERATING YEAR shall mean any calendar year or portion thereof during the Term of Lease after the Base Operating Year.

              (yy) PARKING AREA shall have the meaning given to it in Section 10.2.

              (zz)   PARTNER shall have the meaning given it in Section 42. 1.

              (aaa)  PARTNERSHIP TENANT shall have the meaning given to it in
Section 42. 1.

              (bbb)  PENN shall mean the University of Pennsylvania Health
System.

              (ccc) PENN LEASE shall mean the lease for the Demised Premises between Penn and the Landlord dated August 1, 1995, as the same may have been amended.

              (ddd) REAL ESTATE shall mean, collectively, the Land and the Building and other improvements theron.

              (eee)  RENEWAL OPTION shall have the meaning given to it in
Section 51.1.

              (fff) RENEWAL TERM shall have the meaning given to it in Section 51.1.

              (ggg) RENT COMMENCEMENT DATE shall have the meaning given to it in
Section 3.5.

              (hhh) RULES AND REGULATIONS shall mean the rules and regulations set forth in EXHIBIT D, as same may be amended from time to time as provided herein.

              (iii) SECTION shall refer to subdivisions of each Article,

              (jjj) SERVICE CHARGE shall have the meaning given to it in Section 34.3.

              (kkk) STATE shall mean the state of the United States in which the Land is located.

              (lll) SUBLEASE shall have the meanings given to it in Sections
16.2 and 16.3.

              (mmm) SUBLEASING shall have the meaning given to it in Section
16.3.

              (nnn) SUBLESSEE shall have the meaning given to it in Section
16.2.

              (ooo) SUBSTANTIAL COMPLETION shall have the meaning given to it in
Section 3.2.

              (ppp) SUBSTITUTE PREMISES shall have the meaning given to it in
Section 4.1.

              (qqq) TAX STATEMENT shall have the meaning given to it in Section
6.1 (a).

              (rrr) TAX YEAR shall mean any calendar year or portion thereof during the Term of Lease after the Base Tax Year.

              (sss) TAXES shall have the meaning given to it in Section 6.1 (b).

              (ttt) TENANT'S NOTICE OF DISAGREEMENT shall have the meaning given to it in Section 51.3(a).

              (uuu) TENANT'S RENEWAL NOTICE shall have the meaning given to it in Section 51.2 (a).

              (vvv) TENANT'S SHARE OF OPERATING COSTS shall have the meaning given to it in Section 6.2(a).

              (www) TENANT'S SHARE OF TAXES shall have the meaning given to it in Section 6.1(a).

              (xxx) TENANT'S TRANSFER NOTICE shall have the meaning given to it in Section 16.3.

              (yyy) TENANT'S WORK shall have the meaning given to it in Section
13.1 (b).

              (zzz) VACATED SPACE shall have the meaning given to it in Section 56.1.

              (aaaa)VISITOR shall mean any visitor, guest, licensee or invitee of Tenant or any Sublessee, including any Agent, while on the Real Estate.

         1.3      Table of Contents.

1.       SUMMARY OF BASIC LEASE PROVISIONS, DEFINITIONS, AND TABLE OF
         CONTENTS.................................................................................................1

2.       LEASE OF DEMISED PREMISES................................................................................8

3.       COMMENCEMENT OF TERM; EXPIRATION DATE....................................................................8

4.       RELOCATION.............................................................................................. 9

5.       RENT.................................................................................................... 9

6.       TAXES; OPERATING COSTS; REIMBURSEMENTS...................................................................9

7.       TENANT'S PERSONAL TAXES.................................................................................12

8.       SECURITY............................................................................................... 12

9.       USE AND OCCUPANCY ......................................................................................13

10.      ACCESS; COMMON AREAS; PARKING...........................................................................13

11.      RESTRICTIVE COVENANT - FOOD SERVICE.....................................................................14

12.      TENANT'S CARE AND REPAIR OF DEMISED PREMISES............................................................14

13.      TENANT'S WORK AND INSTALLATIONS.........................................................................15

14.      COMPLIANCE WITH LAWS....................................................................................17

15.      ENVIRONMENTAL COMPLIANCE................................................................................17

16.      ASSIGNMENT; SUBLEASING..................................................................................18

17.      NOTIFICATION BY TENANT..................................................................................22

18.      RULES AND REGULATIONS...................................................................................22

19.      PEACEABLE ENJOYMENT.....................................................................................22

20.      SURRENDER...............................................................................................22

21.      HOLDING OVER............................................................................................23

22.      INDEMNITY...............................................................................................23

23.      LANDLORD'S WORK.........................................................................................24

24.      SERVICES TO BE PROVIDED BY LANDLORD.....................................................................24

25.      ELECTRICITY.............................................................................................25

26.      HEATING, VENTILATION AND AIR CONDITIONING...............................................................26

27.      CLEANING SERVICES.......................................................................................26

28.      LANDLORD'S ACCESS TO DEMISED PREMISES AND ALTERATIONS...................................................26

29.      LIMITATION OF LIABILITY.................................................................................27

30.      PROPERTY LOSS; DAMAGE; TENANT'S INSURANCE...............................................................28

31.      DAMAGES BY FIRE OR OTHER CASUALTY.......................................................................29

32.      WAIVER OF SUBROGATION...................................................................................30

33.      EMINENT DOMAIN..........................................................................................30

34.      DEFAULTS; EVENTS OF DEFAULT.............................................................................31

35.      REMEDIES FOR EVENTS OF DEFAULT..........................................................................32

36.      LANDLORD'S PERFORMANCE; EXPENDITURE.....................................................................34

37.      ACCORD AND SATISFACTION.................................................................................35

38.      EFFECT OF WAIVERS.......................................................................................35

39.      BANKRUPTCY; INSOLVENCY..................................................................................35

40.      STATUTORY WAIVER; WAIVER OF TRIAL BY JURY...............................................................36

41.      SUBORDINATION OF LEASE; ESTOPPEL CERTIFICATES...........................................................36

42.      PARTNERSHIP TENANT......................................................................................37

43.      PARTNERSHIP/ PROFESSIONAL CORPORATION TENANT............................................................38

44.      CORPORATE/PARTNERSHIP AUTHORITY.........................................................................38

45.      MANAGING AGENT..........................................................................................38

46.      BROKER..................................................................................................38

47.      NOTICES.................................................................................................39

48.      INTERPRETATION..........................................................................................40

49.      NO OFFER, AGREEMENT OR REPRESENTATIONS..................................................................41

50.      APPLICABILITY TO HEIRS AND ASSIGNS......................................................................41

51.      RENEWAL OPTION..........................................................................................41

52.      RIGHT OF FIRST OFFER....................................................................................43

53.      LEASE CONTINGENCY.......................................................................................44

54.      SIGNAGE.................................................................................................45

55.      GUARANTY................................................................................................45

56.      VACATED SPACE...........................................................................................45

EXHIBITS

A.       RENTAL PLAN

B.       CLEANING SERVICE RIDER

C.       LEGAL HOLIDAYS

D.       RULES AND REGULATIONS

E.       LANDLORD'S WORK LETTER

F.       FORM SUBORDINATION AND NON-DISTURBANCE AGREEMENT

GUARANTY AGREEMENT

2.        LEASE OF DEMISED PREMISES.

         2.1 Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, upon the terms and conditions herein set forth, the Demised Premises in the Building which is situated on the Land.

3.        COMMENCEMENT OF TERM; EXPIRATION DATE.

         3.1 The parties intend that the Term of Lease shall commence on or about the Estimated Commencement Date. The actual commencement of the Term of Lease (the "COMMENCEMENT DATE") shall be the earlier of (1) the date upon which Landlord's Work, if any, shall be substantially completed; or (2) the date on which Tenant shall have taken possession or control of or moved furniture or other personal property into all or any portion of the Demised Promises other than for the installation of the wiring and cabling for the computer or communication systems, but in no event prior to July 1, 2000. Provided, however, if the Commencement Date is delayed because of the failure of Tenant to submit its final plans on or before the Tenant Drawing Date, the Commencement Date shall be adjusted to an earlier date which shall reflect the number of days by which Tenant failed to timely submit its complete plans, approve the Landlord's plans or otherwise delay the Commencement Date.

         3.2 For purposes hereof, Landlord's Work, if any, shall be deemed to be substantially completed for all purposes hereunder ("SUBSTANTIAL COMPLETION") on the date upon which Landlord has procured a temporary or permanent certificate of occupancy permitting occupancy of the Demised Premises by Tenant.

         3.3

                  (a) Substantial Completion shall be deemed to have occurred even though (1) minor details of Landlord's Work remain to be done, provided such details do not unreasonably interfere with the Tenant's occupancy of the Demised Premises; or (2) any work or installation other than Landlord's Work being performed by Tenant itself or its own Agent(s) has not been completed.

                  (b) Notwithstanding anything to the contrary contained in this Article, if for any reason the Demised Premises are not ready for occupancy on the Estimated Commencement Date solely due to factors beyond the reasonable control of Landlord, other than delays caused by Tenant or its Agent such as any of the delays set forth in Section 23.3, this Lease shall nevertheless continue in full force and effect; the Commencement Date shall be postponed until Substantial Completion has occurred; and the Expiration Date shall be adjusted to provide for the full Term of Lease. If the Demised Premises are not ready for occupancy on or before November 1, 2000 (the "FINAL OCCUPANCY DATE"), then Tenant shall thereafter have the right to terminate this Lease by delivering fifteen (15) days prior written notice to Landlord, provided, however, that if the Commencement Date shall occur within fifteen (15) days of the receipt of the Tenant's termination notice, then Tenant's termination notice shall be null and void and this Lease shall remain in full force and effect. if Landlord shall determine that the Demised Premises may not be ready for occupancy by the Final Occupancy Date, Landlord may, at its sole option, deliver to Tenant a notice which shall provide a revised Final Occupancy Date and Tenant shall have the option, to be exercised in writing and delivered to Landlord within five (5) days of receipt of said notice, to either agree to the revised Final Occupancy Date or terminate this Lease, provided, however, if Tenant fails to exercise its option within the five (5) day period, then Tenant shall be deemed to have agreed to the revised Final Occupancy Date. If this Lease is terminated as provided herein, neither party shall have any obligations to nor rights against the other whatsoever, including damages as a result of the inability to give possession by the Estimated Commencement Date, except the Landlord shall be obligated to return the Security to Tenant within twenty (20) days of the date of termination. The Final Occupancy Date shall be extended on a day-for-day basis for each day that a delay is occasioned as a result of the actions or inactions of the tenant, the Penn Lease and the tenancy thereunder or as a result of events outside of the control of the Landlord.

                  (c) Notwithstanding anything to the contrary contained in this Article, should the Demised Premises not be ready for Tenant's occupancy on the Estimated Commencement Date and said delay is due to the modification by Tenant or its Agent of any plans for Landlord's Work in the Demised Premises after the Tenant Drawing Date, or due to other delays caused by Tenant or its Agent or the employees of either, then the Commencement Date shall be adjusted to an earlier date which shall reflect the number of days by which Tenant delayed the Commencement Date.

         3.4 On or about the Commencement Date, Landlord or Managing Agent shall deliver to Tenant a notice (the "COMMENCEMENT DATE NOTICE") reasonably and equitably fixing the Commencement Date and the expiration date ("EXPIRATION DATE"), which shall be the last day of the month which reflects the Term of Lease (the "INITIAL TERM"), as well as the payee and address for all rental payments. Tenant shall acknowledge receipt of the Commencement Date Notice by signing a copy of same and returning it to Landlord within five (5) business days of the receipt thereof. Tenant's failure to sign the Commencement Date Notice and return same to Landlord as provided in this Section shall be deemed to be Tenant's acceptance of the Commencement Date and Expiration Date as stated in the Commencement Date Notice.

         3.5 The date upon which Tenant is obligated to commence payment of Minimum Rent hereunder ("RENT COMMENCEMENT DATE") shall be the Commencement Date. Notwithstanding the foregoing, Tenant shall pay Landlord upon the execution of this Lease (a) the Prepayment of Rent, which shall be applied to Minimum Rent due beginning the first full month that Tenant is obligated to pay Minimum Rent; and (b) the Security. Should Tenant be entitled to any Rental Credit, so long as no Event of Default has occurred under this Lease, such Rental Credit shall be applied to the Minimum Rent as it becomes due, commencing with the Commencement Date, but subject to Section 35.1(b). If the Commencement Date occurs on a day other than the first (1st) day of a calendar month, then, the Minimum Rent for such partial calendar month shall be prorated at a per diem rate of one-thirtieth (1/30) of the first full monthly installment of Minimum Rent.

         3.6 Landlord shall obtain a certificate of occupancy for the Demised Premises, the cost of which shall be part of the Construction Credit.

         3.7 If, prior to the Commencement Date, Tenant shall enter the Demised Premises to make any installations of its equipment, fixtures or furnishings, Landlord shall have no liability for any personal injury or property damage suffered by Tenant, its employees or Agents, except to the extent caused directly by Landlord's gross negligence or misconduct.

4.        RELOCATION.  Intentionally deleted.

5.        RENT.

         5.1 Tenant covenants to pay to Landlord the Minimum Rent, payable in equal monthly installments in advance, so that such payments are received by Landlord no later than the first day of each month during the term of this Lease, subject to Section 3.5 hereof.

         5.2 Tenant covenants to pay Adjusted Minimum Rent in a timely manner as provided in Article 6 hereof.

         5.3 The Minimum Rent or Adjusted Minimum Rent payable hereunder by Tenant shall be paid without notice or demand and without set-off, counterclaim, abatement, reduction or defense, in currency or immediately-available funds which at the time of payment is legal tender for public and private debts in The United States of America, at the address of Landlord set forth above or at such other place as Landlord or its Managing Agent may from time to time designate by written notice to Tenant.

6.       TAXES; OPERATING COSTS; REIMBURSEMENTS.

         6.1
                  (a) Tenant hereby covenants that for any Tax Year during the term of this Lease for which the Taxes shall exceed the Taxes for the Base Tax Year, Tenant shall pay to Landlord in the manner provided hereinbelow, as additional rent, an amount equal to Tenant's Occupancy Percentage times such excess ("TENANT'S SHARE OF TAXES") in accordance with Landlord's statement thereof (the "TAX STATEMENT"). The Tax Statement shall indicate (1) Tenant's Share of Taxes; (2) an initial lump-sum amount, if any, of Tenant's Share of Taxes required to be paid by Tenant within thirty (30) days of its receipt of the Tax Statement; (3) a monthly amount, if any, to be added to the Adjusted Minimum Rent due to the increase in Tenant's Share of Taxes; and (4) the computation of such amounts. After Landlord issues its Tax Statement, Tenant shall include the monthly amounts specified in the Tax Statement in the Adjusted Minimum Rent until the next Tax Statement is issued.

                  (b) "TAXES" shall mean all real estate taxes, charges and assessments imposed upon the Demised Premises or the Real Estate or any part thereof by any Governmental Authority. Landlord, while acting in a commercially reasonable manner, shall have the exclusive right, but not the obligation, to contest or appeal any Taxes or assessments levied on the Real Estate or any portion thereof and any expense incurred by Landlord in connection with such contest or appeal, including, but not limited to, fees payable to attorneys, appraisers and consultants, shall be deemed "Taxes".

                  (c) Notwithstanding anything to the contrary contained herein, should the Demised Premises or any other portion of the Building be separately assessed for tax purposes, then Landlord shall have the option of declaring Tenant's Share of Taxes to be (1) the actual Taxes allocated to the Demised Premises, or (2) that amount which is the result of multiplying (i) the Taxes for that portion or portions of the Building containing the Demised Premises times (ii) a ratio, which shall be the square footage of the Demised Premises divided by the total square footage of the portion of the Building to which the Taxes in question apply.

         6.2

                  (a) Tenant hereby covenants that for each Operating Year after the Base Operating Year during the term of this Lease for which the Operating Costs shall exceed the Operating Costs for the Base Operating Year, Tenant shall pay to Landlord in the manner provided hereinbelow, as additional rent, an amount equal to Tenant's Occupancy Percentage times such excess ("TENANT'S SHARE OF OPERATING COSTS") in accordance with Landlord's statement thereof (the "OPERATING STATEMENT"). The Operating Statement shall indicate (1) Tenant's Share of Operating Costs; (2) an initial lump-sum amount, if any, of Tenant's Share of Operating Costs required to be paid by Tenant within thirty
(30) days of its receipt of the Operating Statement; (3) a monthly amount, if any, to be added to the Adjusted Minimum Rent due to the increase in Tenant's Share of Operating Costs; and (4) the computation of such amounts. Landlord shall present its Operating Statement within ninety (90) days after the commencement of each Operating Year. After Landlord issues its Operating Statement, Tenant shall include the monthly amounts specified in the Operating Statement in the Adjusted Minimum Rent until the next Operating Statement is issued.

                  (b) "OPERATING COSTS" shall include each and every expense incurred in connection with the ownership, administration, management, operation, repair, replacement, renewal, and maintenance of the Real Estate, including but not limited to, wages, salaries and fees paid to persons either employed by Landlord or engaged as contractors in the operation of the Real Estate, and such other typical items of expense as are indicated below. All such costs and the values allocated to services rendered and supplies delivered shall be reflected on the Operating Statement and shall be exhibited to the Tenant upon request pursuant to Section 6.3(a).

                  (c) Some of the typical items of expense which comprise or may comprise the Operating Costs which are to be included in the Operating Statement are or may be, without limiting the generality of the term Operating
Costs: (1) general repairs, maintenance, and renewal to the exterior and common areas of the Improvements; (2) except as otherwise set forth herein, utility costs, including but not limited to, costs of energy to power Landlord's standard HVAC units serving the Building (both tenant and common areas), and costs of electricity to light the common areas; (3) cleaning costs, including but not limited to, window cleaning, general interior office cleaning, and cleaning of common areas; (4) service and/or maintenance contracts, including but not limited to, HVAC, rubbish removal, carting, janitorial, security watchmen, exterminating and snow removal to the extent such services and/or maintenance are contracted for by Landlord or Managing Agent; (5) costs of landscaping and maintenance of the Building grounds; (6) costs of insurance and any commercially reasonable deductible thereunder; (7) salaries, benefits and work uniforms of superintendents, engineers, mechanics, and custodians; (8) towel service for common lavatories; (9) sales and use taxes; (10) cost of the regularly replacing fluorescent tubes and ballasts in tenant spaces, unless due to the carelessness of such individual tenant; (11) costs, if any, of landscaping or snow plowing public roadways in or adjacent to the development of which the Real Estate is a part; and (12) such other costs and expenses generally incurred in the operation, maintenance and repair of first-class real property of the nature and in the area of the Real Estate.

     (d) Operating Expenses shall specifically exclude (1) the cost of correcting material defects in the construction of the Building; (2) salaries of officers and executives of Landlord above the level of Property Manager; (3) improvements made to another tenant's demised premises solely for the sole benefit of that tenant; (4) interest or principal payments made on any mortgage loan or any ground lease or other underlying lease;
     (5) real estate brokerage commissions or other costs (including advertising costs) directly incurred in procuring tenants; (6) any amounts paid to a service provider affiliated with Landlord in excess of the amount that would be paid to an unaffiliated provider of such service; (7) legal, accounting and consulting fees other than those related to the normal maintenance and operation of the Real Estate; (8) taxes imposed upon the income of the Landlord; (9) the cost of work or service performed for any facilities other than the Real Estate; (10) costs incurred by Landlord that are reimbursed by insurance or by a tenant; (11) management fees in excess of fees that would be charged by an independent manager of similar type Real Estate in the vicinity of the Real Estate, provided, however, that in no event shall the management fee be less than three percent (3%).

         6.3

                  (a) The expenditures referred to in this Article shall be determined in accordance with generally acceptable accounting principles consistently applied. So long as there is no Default under any provisions of this Lease, Tenant or its representative shall have the right, at its own expense, upon reasonable notice and during reasonable hours, to inspect the books of Landlord for the purpose of verifying the information contained in any Tax Statement or Operating Statement, provided (1) prior written request for such inspection shall be made by Tenant; (2) such request is made within ninety
(90) days of receipt of the Tax Statement or Operating Statement to be verified;
(3) Tenant shall have paid the Tax Statement or Operating Statement in full; and
(4) such inspection is conducted by only an independent accounting firm that is being compensated by Tenant but not being compensated on a contingency fee basis. Any Tax Statement or Operating Statement not verified within said ninety
(90) day period shall be deemed to be correct.

                  (b) If Tenant inspects the books of Landlord in accordance with Section 6.3(a), and determines an error in the Tax Statement or the Operating Statement, Tenant shall immediately notify Landlord who shall correct the Tax Statement or the Operating Statement, correct the then current Adjusted Minimum Rent and provide the necessary credit to Tenant and the other tenants in the Building by payment within thirty (30) days. If, however, Landlord disagrees with Tenant's determination, then Landlord shall select an independent accountant reasonably acceptable to Tenant who shall review Tenant's determination, the original Tax Statement or Operating Statement and inspect the books of Landlord for the purpose of making a final determination, the outcome of which shall be unappealable by Landlord or Tenant. If the independent accountant selected by Landlord determines that Tenant's determination was correct and the calculations set forth in the Tax Statement or the Operating Statement were in error by more than five percent (5%) Landlord shall pay the cost of the independent account. If, however, the independent accountant selected by Landlord determines that the calculations as originally stated in the Tax Statement or the Operating Statement were correct or in error within five percent (5%) of the correct amount, the cost of the independent account shall be borne by Tenant. Landlord shall in either event, if necessary, correct the Tax Statement or the Operating Statement, correct the then current Adjusted Minimum Rent, and provide the necessary credit to Tenant and the other tenants in the Building by payment within thirty (30) days.

                  (c) Notwithstanding anything to the contrary contained in this Article, if the average occupancy of the Building is less than one hundred percent (100%) during the Base Operating Year or any subsequent Operating Year, then Landlord shall make a reasonable determination ("LANDLORD'S DETERMINATION") of what the Operating Costs for such year would have been if during the entire year the average tenant occupancy of the Building were one hundred percent (100%). Landlord's Determination shall be binding and conclusive upon Tenant and shall for all purposes of this Lease be deemed to be the Operating Costs for such Operating Year.

         6.4 If, due to an error in the preparation of any Tax Statement or Operating Statement, there shall be an additional amount payable or a refund due with respect to Taxes and/or Operating Costs for the period covered by such statement(s), such amount shall be calculated by Landlord or Managing Agent and sent to Tenant in a revised Tax Statement or Operating Statement, and any amount payable by the Tenant to the Landlord shall be paid within thirty (30) days, as additional rent or the amount due to the Tenant shall either be credited against amounts due or to become due to Landlord or promptly refunded to Tenant hereunder. However, it is agreed by the parties that any credit shall not in any way operate to reduce the Minimum Rent payable by Tenant. If such calculation takes place and/or any payment in connection herewith becomes payable after the expiration or earlier termination of this Lease, this section shall be deemed to have survived such expiration or termination.

         6.5 Any increase in additional rent under this Article shall be prorated for the final Tax Year or Operating Year if such Tax Year or Operating Year covers a period of less than twelve (12) full months, Tenant's obligation to pay additional rent occurring hereunder prior to the Expiration Date shall survive the expiration or sooner termination of this Lease.

         6.6 If any tenant in the Building for any reason shall not be provided all services generally provided by Landlord to other TENANTS OF the Building, then for purposes of determining Operating Costs, Landlord shall reasonably estimate what Operating Costs would have been had such service been provided to all tenants. If any appliances or electrical or mechanical equipment are installed in the Demised Premises or elsewhere on the Real Estate solely for the use of Tenant or the Demised Premises other than the present HVAC system serving the entire Demised Premises, such appliances or electrical or mechanical equipment shall be maintained in good operating condition by Tenant at its sole cost and expense.

         6.7 Tenant shall pay to Landlord, within thirty (30) days of rendition of an invoice therefor, any sales, use, excise or similar tax or assessment imposed upon this Lease or upon all or any portion of the Minimum Rent or Adjusted Minimum Rent payable hereunder.

         6.8 Tenant shall reimburse Landlord for all reasonable expenses in connection with the review by Landlord's architect, engineer, planner, construction advisor or attorney of any alteration, assignment, sublease, financing, waiver or similar proposed activity or document of or on behalf of Tenant or any Sublessee within thirty (30) days of rendition of an invoice therefor.

7.       TENANT'S PERSONAL TAXES.

         7.1 Tenant agrees to pay all taxes, assessments and fees imposed upon Tenant or on the personal property or operations of Tenant in connection with its use and occupancy of the Demised Premises including, but not limited to, personal property, income, withholding and unemployment compensation taxes, and to hold Landlord harmless from collection of any such taxes out of monies due and owing Landlord or property in which Landlord may have an interest. This provision shall survive the expiration or sooner termination of this Lease.

8.       SECURITY.

         8.1 Tenant shall deposit the Security with Landlord on the date hereof as security for the faithful performance and observance by Tenant of the terms provisions, covenants and conditions of this Lease. It is agreed that if an Event of Default occurs, Landlord may use, apply or retain the whole or any part of the Security to the extent required for the payment of any Adjusted Minimum Rent or additional rent, or any other sum as to which Tenant is in Default, or for any sum which Landlord may expend or may be required to expend by reason of such Event of Default, including but not limited to, any damages or deficiency in the re-letting of the Demised Premises, whether such damages or deficiency accrued before, after or in the absence of summary proceedings or other re-entry by Landlord.

         8.2 If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security shall be returned to Tenant within forty five (45) days after the Expiration Date, after delivery of possession of the entire Demised Premises to Landlord as required hereunder, and less any amounts either due and owing Landlord hereunder or reasonably required to return the Demised Premises to the condition required herein.

         8.3 In the event of a sale of the Building (with or without the Land) or a leasing of the Building in its entirety to a third party subject to the space leases therein (a "BUILDING LESSOR"), Landlord shall have the right to transfer the Security to the grantee or lessee, and Landlord shall thereupon be released by Tenant from all liability for the return of such Security; and Tenant agrees to look solely to the new owner or Building Lessor, as the case may be, for the return of said Security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security to a new Building owner or Building Lessor. The aforementioned provisions shall be self-operative without any further act by Landlord or Tenant necessary to effectuate the same. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Security, and that Landlord shall not be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         8.4 If Landlord applies or retains all or any portion of the Security as may be permitted herein, Tenant shall restore within fifteen (15) business days of receipt of Landlord's notice the amount so applied or retained so that at all times during the term hereof the amount deposited with Landlord shall be not less than the amount indicated in Article 1, subject to adjustment pursuant to Articles 16 and 34.

         8.5 Tenant shall not designate any portion of the Security as Minimum Rent or Adjusted Minimum Rent due hereunder.

9.        USE AND OCCUPANCY.

         9.1 Tenant covenants to use and occupy the Demised Premises for the Permitted Use and for no other purpose whatsoever, and in compliance with the other provisions of this Lease. Tenant represents that there shall be no walk-in or transient business transactions in or about the Demised Premises.

9.2 Tenant shall not do or permit any act or thing to be done in or to the Demised Premises which is contrary to Law, or which will invalidate, be in conflict with, or increase the rates of any public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the Demised Premises or the Building, or which shall or might subject Landlord to any liability or responsibility to any person or for property or Environmental damage. Tenant shall not keep anything in the Demised Promises which is contrary to Law except as now or hereafter permitted by any Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other similar authority having jurisdiction over the Real Estate, nor shall Tenant use the Demised Premises or any other portion of the Real Estate in a manner which would otherwise present an unreasonable risk to the Building or the occupants thereof.

10.       ACCESS; COMMON AREAS; PARKING.

         10.1     Subject to the other provisions of this Lease, including
Section 10.2 and the Rules and Regulations, Tenant shall have the right of nonexclusive use, in common with others, of (a) automobile parking spaces not designated for use by others, (b) driveways, (c) footways, (d) lobbies, corridors and elevators for access to the Demised Premises; and (e) such other facilities as may be constructed from time to time on the Real Estate and designated by Landlord for Tenant's use.

         10.2 The number of parking spaces in the parking area or areas serving the Building (the "PARKING AREA") is limited and must be allocated reasonably among all tenants of the Building. Provided no Event of Default has occurred Tenant shall have a nonexclusive, revocable license (the "LICENSE") to park up to the number of cars indicated under Allotted Parking in Section 1.1 by Tenant and any Sublessee, or the employees or Visitors of either, in the Parking Area. Landlord shall not be responsible to Tenant for enforcing the License or for violation of the License by other tenants of the Building or by third parties. Landlord agrees to mark, no later than the Commencement Date, at Tenant's sole cost and expense, the number of parking spaces indicated under Designated Spaces in Section 1.1 for exclusive use of Tenant. Said Designated Spaces shall not increase the Allotted Parking defined in Section 1.1.

         10.3 Any of the following actions shall be deemed a material Default under this Lease; (a) the use of any more than the Allotted Parking by Tenant, any Sublessee or their employees or Visitors; (b) the parking in spaces designated for the exclusive use of any other tenant in the Building by Tenant, any Sublessee or their employees or Visitors; (c) the parking other than in marked parking spaces by Tenant, Sublessee or their employees or Visitors; or
(d) the maintenance, repair or cleaning of any vehicle in the Parking Area by Tenant, any Sublessee or their employees or Visitors. In any such events, Landlord may suspend or revoke the License should such practice continue after written notice from Landlord or Managing Agent; and/or Landlord may exercise such other remedies as are provided in this Lease. Landlord shall not be responsible to Tenant for policing Tenant's Designated Spaces nor for the use thereof by other tenants of the Building or by other third parties.

         10.4 If the number of parking spaces in the Parking Area is reduced by circumstances beyond the reasonable control of Landlord, the Allotted Parking and Designated Spaces shall be reduced proportionately.

         10.5 Nothing contained in this Lease shall be deemed to create liability upon Landlord for any damage to motor vehicles in the Parking Area or for any loss of property from within those motor vehicles, or for any injury in the Parking Area to Tenant or any Sublessee or any of their employees or Visitors except to the extent determined to be caused by the gross negligence or willful misconduct of Landlord. Tenant shall acquaint its and any Sublessee's employees with any parking rules and regulations promulgated by Landlord or Managing Agent and Tenant assumes responsibility for compliance by said employees with such parking provisions, and shall be liable to Landlord for all unpaid parking charges, if any, incurred by said employees.

         10.6 If Tenant or any Sublessee or the employees or Visitors of either park illegally or in areas designated for use by others, or in driveways, fire lanes or areas not striped for general parking, then Landlord may charge Tenant, as additional rent, Fifty and 00/100 Dollars ($50.00) per day for each instance each motor vehicle is so parked. In addition, Tenant authorizes Landlord and Managing Agent to tow away from the Parking Area, at Tenant's sole cost and expense, vehicles used by Tenant, any Sublessee or any employees or Visitors of either and/or to attach violation stickers or notices to any motor vehicles used by Tenant or any Sublessee or their employees or Visitors parked illegally or in violation of this Article or any parking rules and regulations promulgated by Landlord or Managing Agent. Any amount due from Tenant pursuant to this Article shall be deemed additional rent.

         10.7 Tenant shall not conduct, nor permit any Sublessee or the employees or Visitors of either to conduct, any soliciting or picketing in or on any of the common areas of the Real Estate.

         10.8 Tenant shall not permit its or any Sublessee's employees or Visitors to smoke or carry lighted tobacco products in the common areas of the Building, including but not limited to lobbies, elevators, hallways, stairwells, and restrooms. Landlord shall post such areas as nonsmoking areas in accordance with Law.

11.        RESTRICTIVE COVENANT - FOOD SERVICE.

         11.1 Tenant hereby covenants and agrees that it shall not permit the use of the Demised Premises or any portion thereof, for the service of food to anyone other than Tenant's employees or their guests ; nor shall Tenant maintain any facilities for the sale or consumption of food to and by anyone other than Tenant's employees or their guests, including vending machines, without, in each case, obtaining the prior written consent of the Landlord, which consent may be withheld in Landlord's sole discretion.

         11.2 Landlord or the owner of the office park in which the Building is located may, at the discretion of either, enter into agreements with third parties for the operation of a restaurant, cafeteria, coffee-cart or similar food service as an amenity for the Building and/or other buildings in said office park. In order to enhance the viability of any such food service, Tenant shall not prepare contract for, serve or otherwise make available a food service facility in competition with such third parties.

         11.3 Tenant shall not suffer or permit the sale of consumption of food or drink in the common areas of the Building or in the driveways or Parking Area of the Real Estate by the employees or Visitors of Tenant or any Sublessee; provided, however, that Tenant's and any Sublessee's employees may utilize any picnic tables or similar areas on the Real Estate which may be designed by Landlord or Managing Agent for the use of the tenants in the Building.

12.      TENANT'S CARE AND REPAIR OF DEMISED PREMISES.

         12.1 Tenant shall, throughout the term of this Lease, take good care of the Demised Premises and maintain, replace or repair the fixtures and appurtenances therein. Tenant shall give Landlord or Managing Agent prompt notice of any maintenance or repairs needed to the Demised Premises or the fixtures therein, including but not limited to lighting fixtures. Tenant shall also be responsible for all damage or injury to the Demised Premises or any other part of the Real Estate and the systems and equipment thereof, whether requiring structural or nonstructural repairs: (a) caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, any Sublessee or the employees or Visitors of either; or (b) which arises out of any work, labor, service or equipment done for or supplied to Tenant or any Sublessee; or
(c) which arises out of the installation, use or operation of the property or equipment of Tenant or any Sublessee. Tenant shall also promptly repair all damage to the Building and the Demised Premises caused by the moving of fixtures, furniture and equipment of Tenant or any Sublessee.

         12.2 Tenant shall promptly make, at Tenant's expense, all repairs in and to the Demised Promises for which Tenant is responsible, using only contractors for the trade or trades in question approved by Landlord or Managing Agent, which approval shall not be unreasonably withheld. Any other repairs in or to the Building or the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at Tenant's expense, which shall not exceed the fair market expense for such repair.

         12.3 Tenant shall not clean nor require, permit, suffer or allow any window in the Demised Premises to be cleaned from the outside. Such cleaning shall be governed by the Cleaning Service Rider.

13.       TENANT'S WORK AND INSTALLATIONS.

         13.1

                  (a) Without Landlord's prior written consent, which Landlord may withhold in its sole discretion, Tenant shall not make or permit any structural changes in or to the Demised Premises or the Building of any nature, nor any changes to any of the electrical, plumbing or HVAC systems in the Building.

                  (b) Subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld conditioned or delayed, and to the provisions of this Article, Tenant or any permitted Sublessee at its expense, may make alterations, decorations, installations (including but not limited to the installations of the wiring and cabling for the computer and/or communications systems prior to or after the Commencement Date), renovations or improvements in or to the interior of the Demised Premises ("TENANT'S Work") which are non-structural and which do not adversely affect or place unusual loads upon any utility services, or plumbing and electrical lines, or electrical or HVAC systems, by using mechanics or other contractors previously approved by Landlord and properly licensed to do such work in the community where the Real Estate is located. Tenant covenants that Tenant's Work, whether prior, on or subsequent to the Commencement Date, shall be in harmony with any other work in the Real Estate and shall not result in work stoppages or picketing at the Real Estate; and Tenant, at its own expense, shall immediately take whatever steps are necessary to avoid any such work stoppage or picketing. Landlord's consent shall not be required: (a) if Tenant's Work is limited to only cosmetic or decorating work, such as painting and carpeting; or (b) if the cost of Tenant's Work does not exceed Fifteen Thousand Dollars ($15,000) in the aggregate, provided that Tenant provides plans and specifications of such Tenant Work to Landlord prior to the commencement of same.

         13.2 Tenant shall not place a load upon any floor of the Demised Premises exceeding either the floor load per square foot area which it was designed to carry or the amount prescribed by Law. Landlord reserves the right to prescribe the weight and position in the Demised Premises of all safes, file cabinets, bookshelves, business machines (other than desk-top machines), mechanical equipment and other heavy personal property. Such installations shall be placed and maintained by Tenant, at Tenant's sole cost and expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and unreasonable annoyance to any occupant of the Building or adjacent properties.

         13.3. Tenant shall, before undertaking any Tenant's Work, at its cost and expense, obtain all permits, approvals and certificates required by any Governmental Authority and (upon completion) certificates of final approval thereof, and shall promptly deliver originals or duplicates or clear copies of all such permits, approvals and certificates to Landlord or Managing Agent. Tenant agrees to carry and will cause Tenant's Agents to carry during any activities under this Article such workman's compensation, general liability, personal and property damage insurance as Landlord may reasonably require, naming Landlord as an additional insured as its interest may appear. Tenant agrees (a) to pay or cause to be paid promptly, when due, the entire cost of any work done by or for Tenant or any Sublessee upon the Demised Premises so that the Demised Premises shall be at all times free of claims or liens for labor or materials; and (b) to defend, indemnify and hold Landlord harmless from and against any and all injury, loss, demands, claims or damages to any person or property occasioned by or in connection with Tenant's Work, to the extent not paid to Landlord by the carrier of any insurance, and except to the extent directly due to the gross negligence or willful misconduct of Landlord.

         13.4 Notwithstanding the foregoing, if any mechanic's or other lien is filed against the Demised Premises or the Building for work claimed to have been done for or materials or services furnished to Tenant or any Sublessee, whether or not done pursuant to this Article, the same shall be discharged by Tenant within fifteen (15) days after notice thereof from Landlord or Managing Agent, at Tenant's expense, by posting a bond or taking such other steps as may be required by Law. If Tenant fails to discharge such lien within such ten-day period, Landlord may do so on Tenant's behalf at Tenant's sole cost and expense.

         13.5 All fixtures and all paneling, partitions (other than modular systems), railings, flooring, electrical conduits and cabling and like improvements installed in the Demised Premises at any time, either by Tenant or any Sublessee or by Landlord on Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises, unless Landlord, by notice to Tenant no fewer than twenty
(20) days prior to the expiration or sooner termination of this Lease, elects to relinquish Landlord's right thereto and to have same removed by Tenant, in which event the same shall be removed from the Demised Premises by Tenant prior to the expiration of the Lease, at Tenant's sole cost and expense. Provided, however, if Tenant's Work is submitted to Landlord for Landlord's approval, at the time of Landlord's approval Landlord shall designate the portion of Tenant's Work, if any, which may have to be removed, at Landlord's option, at the expiration or sooner termination of this Lease. If Tenant's Work is not performed in accordance with the terms of this Section or is performed in accordance with the terms of this Section and such Tenant Work does not require Landlord's approval, and Tenant does not seek Landlord's approval, Landlord may elect in accordance with this Section, to have such Tenant Work or any portion thereof removed at the expiration or sooner termination of this Lease.

         13.6 Nothing in this Article shall be construed to give Landlord title to or to prevent Tenant's removal of Tenant's or any Sublessee's moveable trade fixtures, office furniture and equipment, but upon removal of any such property from the Demised Premises or upon removal of other improvements as may be required by Landlord pursuant to the terms of this Lease, Tenant shall immediately and at its expense, repair and restore the Demised Premises to the condition existing prior to installation and shall repair any damage to the Demised Premises or the Building due to such removal.

         13.7 All monies due Landlord or Landlord's agent or contractor by Tenant for work performed pursuant to Article 12 or this Article shall be paid within thirty (30) days of Tenant's receipt of an invoice therefor. All such monies which are not timely received by Landlord or Landlord's contractor shall accrue interest from the due date at the rate of Interest, or such higher rate as may normally be charged to Landlord by its contractor.

         13.8 Tenant shall promptly remove or correct any Tenant's Work not performed in accordance with this Article and, in the case of removal, restore the Demised Premises to its preexisting condition.

         13.9 Tenant, at its cost and expense, shall remove from the Demised Premises and the Building all boxes and other packaging resulting from Tenant's or any Sublessee's installations, alteration, renovations and decorations.

         13.10 Upon Landlord's demand, Tenant shall pay Landlord as additional rent a fee established by Landlord for any supervisory, administrative and/or coordination services that Landlord may (but shall not be obligated to) perform in connection with Tenant's Work. Landlord's performance of all or any of such services (i) shall be without liability to or recourse against Landlord, (ii) shall not release Tenant from its obligation to strictly comply with each and every provision of this Lease relating to Tenant's Work and (iii) shall not constitute any warranty by Landlord regarding adequacy of design, workmanship or quality of materials.

14.       COMPLIANCE WITH LAWS.

         14.1 Tenant, at Tenant's sole cost and expense, shall promptly comply with (a) all present and future Laws of all Governmental Authorities and all changes therein applicable to Tenant or to the Demised Premises or, to the extent incumbent upon Tenant, to any other portion of the Real Estate; (b) any direction of any public officer pursuant to Law; and (c) all Laws which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Demised Premises or, to the extent incumbent upon Tenant, any other portion of the Real Estate, whether or not arising out of Tenant's occupancy, use or manner of use thereof (including Tenant's Permitted Use). Nothing herein shall require Tenant to make structural repairs or alterations which are structural in nature unless Tenant's use of the Demised Premises or method of operation therein shall be in violation of any such Law or shall result in the Demised Premises or the Building being in violation of such Law.

         14.2 Tenant may, at its expense (and if necessary, in the name of but without expense to Landlord) contest by appropriate proceedings, prosecuted diligently and in good faith, the validity or applicability to the Demised Promises of any such Law, and Landlord, at Tenant's expense, shall cooperate with Tenant in such proceedings; provided that (a) Tenant shall defend, indemnify and hold Landlord harmless against all liability, loss or damage which Landlord shall suffer by reason of such non-compliance or contest, including, but not limited to, reasonable attorney's fees and other expenses reasonably incurred by Landlord; (b) such non-compliance or contest shall not constitute or result in any violation of any superior lease or superior mortgage, or if such superior lease and/or superior mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the sole cost and expense of Tenant; (c) such non-compliance or contest shall not subject Landlord to prosecution for a criminal offense; (d) such action shall not cause the Demised Premises or any part thereof or of the Real Estate to become subject to a lien or to be condemned or vacated; and (e) Tenant shall keep Landlord advised as to the status of such proceedings.

15.        ENVIRONMENTAL COMPLIANCE.

         15.1 Landlord hereby represents, without performing any due diligence, inquiry or independent investigation, that, to the best of its knowledge, it has complied with and shall use its best efforts to comply with any and all Environmental Laws affecting the Real Estate and any and all amendments thereto and regulations and orders promulgated thereunder.

         15.2 Tenant shall, at Tenant's own cost and expense, comply with any and all Environmental Laws affecting the Demised Premises or the Real Estate and any and all amendments thereto and regulations and orders promulgated thereunder, to the extent related to or arising out of the use or occupancy of the Demised Premises by Tenant or any Sublessee.

         15.3 Tenant shall, at Tenant's own cost and expense, make all submissions to, provide all information to, and comply with all requirements of, the Pennsylvania Department of Environmental Protection, or the U.S. Environmental Protection Agency or any other Governmental Authority having Environmental jurisdiction over the Real Estate or any portion thereof or the occupants thereof (collectively, an "ENVIRONMENTAL AUTHORITY") which are related to or arise out of the use and occupancy of the Demised Premises.

         15.4 Should any Environmental Authority determine that a cleanup or similar plan be prepared or that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes in or about the Real Estate caused by Tenant, any Sublessee or the employees or Visitors of either, then Tenant shall, at Tenant's own expense, promptly and diligently prepare and submit the required plans and financial assurances, and carry out the approved plans to the satisfaction of such Environmental Authority.

         15.5 At no expense to Landlord, Tenant shall promptly provide all information reasonably requested by Landlord or Managing Agent or by any Environmental Authority for preparation of affidavits and documents for submission to an Environmental Authority, and shall promptly sign such affidavits when requested by Landlord or Managing Agent.

16.       ASSIGNMENT; SUBLEASING.

         16.1 Tenant, for itself, its legal representatives, creditors, heirs, distributees, administrators, trustees, successors and assigns, expressly covenants that it shall not assign, mortgage, pledge or otherwise encumber this Lease; nor, except as specifically set forth below, underlain or suffer or permit the Demised Premises or any part thereof to be used by anyone other than the Tenant named in Section 1.1.

         16.2 For purposes of this Article, any occupancy arrangement (including, without limitation, verbal agreements, management agreements, concessions, licenses and space-sharing agreements or arrangements) affecting all or any part of the Demised Premises, other than a direct lease with Landlord or an assignment of this Lease permitted hereunder, shall be referred to as a "SUBLEASE"; and any user or occupant of all or part of the Demised Premises, other than the Tenant or an assignee permitted under this Article shall be referred to as a "SUBLESSEE".

         16.3 If Tenant shall desire to assign this Lease, or to permit a Sublessee to use or occupy all or any portion of the Demised Premises I ("SUBLEASE" or a " SUBLEASING"), Tenant shall first submit in writing to Landlord or Managing Agent a notice ("TENANT'S TRANSFER NOTICE") setting forth in reasonable detail:

                  (a) the identity and address of the proposed assignee or Sublessee;

                  (b) the terms and conditions of the assignment or Subleasing;

                  (c) the nature and character of the business of the proposed assignee or Sublessee and its proposed use of the Demised Premises;

                  (d) evidence that the proposed assignee or Sublessee is a United States citizen or a partnership, limited liability company or corporation qualified to do business in the Commonwealth of Pennsylvania and organized and in good standing under the laws of one of the States of the United States;

                  (e) banking, financial and other credit information relating to the proposed assignee or Sublessee reasonably sufficient to enable Landlord to determine the proposed assignee's or Sublessee's financial responsibility; and

                  (f) in the case of a Subleasing of only a portion of the Demised Premises, plans and specifications for Tenant's layout, partitioning, and electrical installations for the portion of the Demised Premises to be subleased.

         16.4

                  (a) If the nature and character of the business of the proposed assignee or Sublessee, and the proposed use and occupancy of the Demised Premises, or any portion thereof, by the proposed assignee or Sublessee, is in keeping and compatible with the Permitted Use and the dignity and character of the Building all as reasonably determined by Landlord, then, subject to consent to any such proposed assignment or Subleasing; provided, however, that Tenant shall, in Tenant's Transfer Notice, advise Landlord of Tenant's intention to assign this Lease or to permit a Subleasing of all or any part of the Demised Premises, from, on and after a stated date (which date shall not be less than sixty (60) days after sending of Tenant's Transfer Notice), in which event Landlord shall have the right ("LANDLORD'S RECAPTURE RIGHT"), to be exercised by giving written notice to tenant ("LANDLORD'S RECAPTURE NOTICE") to recapture the space described in Tenant's Transfer Notice. Landlord Recapture Notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date which shall be the later of (1) the date set forth in Tenant's Transfer Notice as the commencement of the proposed assignment or Sublease, or (2) the date that Landlord receives a temporary or permanent certificate of occupancy permitting the assignee's or Sublessee's occupancy of the relevant portion of the Demised Premises. Landlord hereby agrees that notwithstanding Landlord's Recapture Right stated hereinabove, Tenant may, at any time during the Term of this Lease with the exception of the last two (2) lease years of the Term or the Renewal Term, if applicable, sublease or assign no more than five thousand (5000) square feet of the Demised Premises free of Landlord's Right of Recapture, provided such sublease or assignment in each instance is to a single assignee or sublessee and is otherwise in conformance with the terms of this Article.

                  (b) If less than all of the Demised Premises are recaptured by Landlord, Landlord shall construct and erect such partitioning and modify Building systems as may be required to separate the space retained by Tenant from the space recaptured. The cost of such alterations shall be borne fully and exclusively by Tenant, shall constitute additional rent hereunder and shall be payable to Landlord within twenty (20) days following a statement to Tenant from Landlord or Managing Agent for the amount thereof. The Minimum Rent and/or the Adjusted Minimum Rent, Tenant's Occupancy Percentage, and Tenant's Allotted Parking shall be adjusted pursuant to a written amendment to this Lease on the basis of the number of square feet retained by Tenant in proportion to the number of square feet demised under this Lease immediately prior to such recapture; and this Lease, as so amended, shall continue thereafter in full force and effect as to the portion of the Demised Premises retained by Tenant.

         16.5 In addition to the foregoing requirements, (a) no Sublease shall violate any Law or result in the occupancy of the Demised Premises by more than two sole proprietors, firms, partnerships or corporations, including the Tenant hereunder; (b) no Sublease shall be for a term of less than two years, unless the unexpired term of this Lease shall be less than two years at the commencement of the Sublease; (c) no assignee or Sublessee shall be an existing tenant of, or any party then negotiating for space in, the Building, or any other land or building in the office park in which the Building is located which is (1) owned by Landlord, any affiliate of Landlord or any partnership in which Landlord or an affiliate of Landlord is a partner, or (2) managed by Landlord or an affiliate of Landlord (any such property referred to under subsection 16.5(c)(1) or (2) being hereinafter referred to as an "AFFILIATED PROPERTY");
(d) no Sublease shall result in the occupancy of less than 1,000 square feet of space; (e) there shall be no Default under any of the terms and conditions of this Lease at the time of Tenant's Transfer Notice or at the effective date of such assignment or Subleasing; (f) no Subleasing shall be for a rental rate less than that currently being charged for comparable space in the Building or any Affiliated Property; and (g) Tenant shall pay when due all brokerage or similar commissions arising from any assignment or Sublease.

         16.6 Anything to the contrary in this Article notwithstanding, Landlord shall not consent to any assignment or Sublease unless Tenant agrees at the time of the proposed assignment or Sublease and in Tenant's Transfer Notice to pay over to Landlord seventy-five (75%) percent of (a) all consideration (of whatever nature) that would be payable by the prospective assignee or Sublessee to Tenant, whether in one or more payments or transfers and whether pursuant to such assignment or Sublease or any other agreement related thereto, which exceeds (b) the pro rata share of the Adjusted Minimum Rent, or the relevant portion thereof, payable by Tenant hereunder.

         16.7 Any Sublease must specifically provide that (a) it shall be subject and subordinate to all of the terms and conditions of this Lease; (b) the use of the Demised Promises thereunder shall be restricted exclusively to the Permitted Use; (c) the term thereof shall not extend beyond the Expiration Date; (d) no Sublessee or its heirs, distributees, executors, administrators, legal representatives, trustees, successors or assigns, without the prior consent of Landlord in each instance, which consent Landlord may withhold in its absolute discretion, shall (1) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any Sublease, in whole or in part, (2) Sublease or permit the Subleasing of, that part of the Demised Premises affected by such Subleasing or any portion thereof, or (3) permit such part of the Demised Premises affected by such Subleasing or any part thereof to be occupied or used, by any person other than such Sublessee; and (e) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease, whether voluntary, involuntary or by operation of Law, prior to the expiration date of such Sublease, including any extensions and renewals granted thereunder, the Sublessee, at Landlord's option and in its sole discretion, shall either vacate the demised Premises or shall make full and complete attornment to Landlord for the balance of the term of the Sublease, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Landlord which the Sublessee shall execute and deliver within five (5) business days after request by Landlord. The Sublessee shall waive the provisions of any Law now or hereafter in effect which may give the Sublessee any right of election to terminate the Sublease or to surrender possession of the Demised Premises in the event any proceeding is brought by Landlord to terminate or assume this Lease,

         16.8 No assignee or Sublessee shall receive any credit whatsoever from Landlord for security deposits, rent or any other monies paid to Tenant unless same shall have been actually received and receipted by Landlord.

         16.9 Each of the following events shall be deemed to constitute an "ASSIGNMENT" of this Lease and shall require the prior written consent of Landlord in each instance as provided in this Article; any person or entity making an assignment shall be referred to herein as an "ASSIGNOR", and any person or entity to whom an assignment is made shall be referred to herein as an "ASSIGNEE":

                  (a) Any assignment or other transfer of this Lease by operation of Law;

                  (b) Any hypothecation, pledge or collateral assignment of this Lease;

                  (c) Any assignment or other transfer of this Lease in connection with bankruptcy or creditor's rights;

                  (d) Any transfer or acquisition, whether in a single transaction or cumulatively, of (1) the majority of the issued and outstanding stock or voting interests of a corporate Tenant, except as may occur through public trades on any recognized security exchange or over-the-counter market;
(2) a majority of the equitable or voting interests of a Partnership Tenant; or
(3) any general partnership interest of a Partnership Tenant (each of the foregoing being referred to as a "CONTROLLING INTEREST"); or

                  (e) Any issuance (other than in a public offering) of an interest or interests in Tenant (whether stock or partnership interests or otherwise) to any person, entity or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, such that following such issuance, such person, entity or group shall hold a Controlling Interest in Tenant.

         16.10 Tenant, its Sublessees, and their respective legal representatives, heirs, distributees, executors, administrators, trustees, creditors, successors and assigns acknowledge and agree that the restriction that Landlord's consent under certain circumstances to a proposed assignment of this Lease or to a Subleasing shall not be unreasonably withheld shall not be intended or construed as an agreement or covenant on the part of Landlord, but rather as a qualification on Tenant's covenant not to assign this Lease or enter into or permit any Sublease; and it is further agreed that Landlord shall not be liable in damages or subject to liability of any kind or nature whatever by reason of Landlord's failure or refusal to grant its consent to any proposed assignment of this Lease or Subleasing of the Demised Premises, the sole and exclusive recourse being a declaratory judgment on the question of Landlord's reasonableness.

         16.11 It is a condition to the effectiveness of any assignment or Sublease otherwise complying with this Article that (a) Tenant shall increase on Landlord's demand the amount of Security deposited with Landlord by a sum to be reasonably determined by Landlord and (b) the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee assumes all obligations of Tenant under this Lease, and agrees that the provisions of this Article shall continue to be binding upon it in respect of all future assignments of this Lease. No assignment of this Lease shall release the assignor or any guarantor or obligor hereof from its continuing obligations to Landlord under this Lease or any renewals extension or modifications thereof, except as expressly herein provided; and Tenant, its guarantors and obligors, and any subsequent assignor shall continue to remain jointly and severally liable (as primary obligor) for all Tenant's obligations hereunder.

         16.12 Tenant, at its expense, covenants to obtain all permits, approvals and certificates of occupancy required by any Governmental Authority for any work or in connection with any assignments of this Lease or any Sublease and any alterations to the Demised Premises in connection therewith, and Tenant shall deliver copies of the same to Landlord prior to the commencement of work, if work is to be done, and prior to the occupancy of any or all of the Demised Premises by the assignee or Sublessee. All such alterations shall be in strict compliance with Article 13 hereof. Tenant shall submit a duplicate original counterpart of the assignment or Sublease to Landlord within five (5) business days of the date of execution.

         16.13 If Landlord withholds its consent to any proposed assignment or Sublease as permitted in this Article, or if Landlord exercises Landlord's Recapture Right under Section 16.4, Tenant shall indemnify, defend and hold harmless Landlord against and from all loss, liability, damage, cost and expense (including attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed assignee or Sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or Sublease.

         16.14 If Landlord consents to any proposed assignment or Sublease and Tenant fails to consummate the assignment or Sublease to which Landlord consented within sixty (60) days after the giving of such consent, Tenant shall be required again to comply with all of the provisions and conditions of this Article before assigning this Lease or Subleasing all or part of the Demised Premises.

         16.15 The joint and several liability of the named Tenant and any immediate or remote successor in interest of the named Tenant for the due performance and observance of all covenants and conditions to be performed and observed by Tenant hereunder shall not be impaired by any agreement of Landlord or Managing Agent extending the time for such performance or observance or by Landlord or Managing Agent's waiving or failing to enforce any provision of this Lease.

         16.16 The listing of any name other than that of Tenant or any permitted assignee or Sublessee on any door of the Demised Premises or on any directory or in any elevator in the Building or otherwise shall be at Landlord's sole discretion, and shall not operate to vest in the person so named any right or interest in this Lease or in the Demised Premises or the Building, or be deemed to constitute, or serve as a substitute for, any prior consent required under this Article, and it is UNDERSTOOD THAT any such listing shall constitute a license extended by Landlord which shall be revocable at Landlord's will by written notice to Tenant.

         16.17 If this Lease is assigned, or if the Demised Premises or any part thereof is subleased, Landlord may, after a Default, collect rent directly from the assignee or Sublessee and apply the net amount collected to the rent herein reserved; but no such assignment, Subleasing or collection shall be deemed a waiver of this covenant or the acceptance of the assignee or Sublessee as a tenant, or a release of Tenant from the further performance by Tenant of any of the covenants on the part of Tenant contained herein; and no such collection of rent by Landlord shall be characterized as a termination, cancellation or modification of this Lease, unless Landlord so notifies Tenant in writing.

         16.18 Any provisions of this Article to the contrary notwithstanding, but subject to the other terms, conditions and provisions contained in said Article, including but not limited to Section 16.3:

                  (a) Any corporate Tenant shall have the right, without the consent of Landlord and free of Landlord's Recapture Right, but after Landlord's receipt of Tenant's Transfer Notice, to assign this Lease or sublease all or any part of the Demised Premises to any corporation organized and in good standing under the laws of one of the States of the United States controlling, controlled by or under common control with Tenant; provided that no such assignee shall further assign this Lease or sublease any or all of theDemised Premises and no such Subleassee shall assign or encumber its Sublease or futhersublease all or any part of the Demised Premises; and provided, further, that any event resulting in such assignee or Sublessee ceasing to be a corporation controlling, controlled by or under common control with Tenant shall be deemed to be an assignemtn or Sublease requiring the prior consent of Landlord pursuant to the provisions of this Article and Tenant shall thereupon comply with all provisions of this Article applicable thereto. For purposes hereof, "CONTROL" means ownership of at least eighty percent (80%) of the issues and outstanding voting stock of such corporation.

                  (b) Any corporate Tenant shall also have the right, without the consent of Landlord and free of Landlord's Recapture Right, but after Landlord's receipt of Tenant's Transfer Notice, to assign this Lease to any corporation organized and in good standing under the laws of one of the States of the United States succeeding to Tenant by merger or consolidation in accordance with applicable statutory provisions for merger or consolidation of corporations or by purchase of all or substantially all of Tenant's assets; provided that subsequent to such merger, consolidation or purchase, the shareholder's equity (capital stock, additional paid-in capital and retained earnings) of the successor corporation or the purchasing corporation, as the case may be, shall be at least equal to the shareholder's equity of Tenant immediately prior to such merger, consolidation or purchase and this fact shall be so certified by the chief financial officer of the assignor and the assignee.

                  (c) It is Landlord's intent to permit assignment and Subleasing pursuant to this Section exclusively as an accommodation to the BONA FIDE and legitimate business organizational needs of Tenant, and notwithstanding the provisions hereof, no assignment of this Lease or Subleasing of all or any part of the Demised Premises without Landlord's consent hereunder shall be permitted where the sole or primary purpose of such assignment or Subleasing is to permit occupancy of all or any part of the Demised Premises by a third party in avoidance of Landlord's consent, or in the case of a corporation's purchasing all or substantially all of Tenant's assets, where this Lease constitutes all or a substantial portion of such assets.

                  (d) Tenant shall promptly give Landlord prior written notice of any assignment of this Lease or Subleasing as required under this Section accompanied by all documentation required by Landlord to establish compliance with the requirements of subsections (a) and (b) above, and Tenant shall also promptly provide, Landlord with a copy of any executed instrument of merger, consolidation or assignment or the executed Sublease, as the case may be.

17.       NOTIFICATION BY TENANT.

         17.1 Tenant shall inform Landlord or its Managing Agent immediately in case of fire or accident within the Demised Premises or elsewhere upon the Real Estate if involving Tenant, any Sublessee, or the employees or Visitors of either, or if Tenant has actual knowledge of such fire or accident.


18.      RULES AND REGULATIONS.

         18.1 Tenant, for itself and for any Sublessee and their employees arid Visitors, covenants to comply with the Rules and Regulations. Landlord and Managing Agent shall have the right to make reasonable additions and amendments to the Rules and Regulations from time to time, and Tenant, on behalf of itself, any Sublessee and their employees and Visitors, agrees to comply with such additions and amendments after deliveries of copies thereof to

Tenant or the posting of copies thereof in a prominent place in the Building.


19.      PEACEABLE ENJOYMENT.

         19.1     Subject to the terms and provisions of this Lease and to all mortgages and ground leases of record to which this Lease may be or may become subordinate, Tenant, upon t mely payment of all Minimum Rent, Adjusted Minimum

Rent, additional rent, and other monies due and payable by Tenant hereunder and upon Tenant's observing, keeping and performing all of the other terms arid provisions of this Lease, shall lawfully, peaceably and quietly have, hold,

occupy and enjoy the Demised Premises during the term hereof.


20.      SURRENDER

         20.1 Upon the last day of the term of this Lease, or the sooner termination thereof, Tenant shall quit and surrender the Demised Premises to Landlord in good order, condition and repair, except for ordinary wear and tear; and the Demised Premises and the remainder of the Real Estate shall be free of any and all hazardous substances, wastes or conditions and shall be in compliance with all applicable Laws of any Environmental Authority with respect to any hazardous subs, slices or wastes for which Tenant is responsible hereunder or pursuant to any Law.

         20.2 Prior to or upon the expiration or sooner termination of this Lease, Tenant, at its own cost and expense shall remove from the Demised Premises all trade fixtures, partitions, equipment, personal property, or other improvements required to be removed from the Demised Premises pursuant to
Article 13 and/or Article 23 without injury to the Demised Premises. All such property that is not removed from the Demised Premises prior to the expiration or sooner termination of this Lease shall be, at the election of Landlord and with absolutely no liability whatsoever to Tenant or any Sublessee, either (a) retained or disposed of by Landlord as its own property without any obligation whatsoever to Tenant or any Sublessee or (b) removed from the Demised Premises and disposed of by any means whatsoever by Landlord, at Tenant's sole cost and expense.

         20.3 Tenant's obligation to observe the covenants contained in this Article shall survive the expiration or sooner termination of this Lease.

21.     HOLDING OVER.

         21.1 Tenant hereby specifically agrees that it shall pay Landlord one hundred seventy five percent (175%) of the fair market rental value of the Demised Premises, as reasonably determined by Landlord (but in no event less than double the Adjusted Minimum Rent then applicable under the Lease) for each month or partial month during which Tenant or any Sublessee retains possession of the Demised Premises, or any part thereof, after the expiration or earlier termination of this Lease.

         21.2 Nothing contained in this Lease, nor the paying by Tenant and acceptance by Landlord or Managing Agent of holdover rent, nor any verbal consent by anyone nor any detrimental reliance by Tenant or any Sublessee, shall be construed as a consent by Landlord to the occupancy or possession by Tenant or such Sublessee of the Demised Premises or any portion thereof beyond the Expiration Date or sooner termination of the term hereof, unless consented to in writing by Landlord in its sole and absolute discretion. Tenant specifically agrees that Landlord, upon the Expiration Date or sooner termination of the term hereof, shall also be entitled to consequential damages, foreseen or unforseen for Tenant's failure to timely quit the Demised Premises, and to the benefit of all other available legal remedies for summary possession of the Demised Premises.

22.     INDEMNITY.

         22.1 Tenant shall be strictly liable for the acts and omissions of Tenant, its Sublessee(s) and any Visitors with respect to the Real Estate. In accordance therewith, Tenant shall defend, indemnify and hold harmless Landlord, its directors, officers, partners, employees, shareholders and agents and their predecessors in interest and successors and assigns against and from (a) any and all claims (1) arising from the conduct of Tenant or any Sublessee, or the employees or Visitors of either, or of any business or any work or thing whatsoever done to the Demised Premises, or any condition created in or about the Demised Premises during the term of this Lease, except to the extent due to the gross negligence or willful misconduct of Landlord, or (2) arising from any negligent or otherwise wrongful act or omission of Tenant or any Sublessee, or the employees or Visitors of either; (b) any failure by Tenant or any Sublessee to comply with the provisions of this Lease; (c) all costs, expenses and liabilities incurred by Landlord in connection with each such claim or action or proceeding brought thereon, including but not limited to all legal fees and expenses; and (d) any damages of any nature, including consequential damages, foreseen or unforseen, suffered by Landlord due to the holding over in the Demised Premises by Tenant or any Sublessee beyond the expiration or sooner termination of this Lease.

         22.2 In case any action or proceeding shall be brought against Landlord or any of the foregoing indemnitees by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding with counsel previously and reasonably approved by Landlord.

         22.3 Landlord shall be strictly liable for the acts and omissions of Landlord and its agents with respect to the Real Estate. In accordance therewith, Landlord shall defend, indemnify and hold harmless Tenant, its directors, officers, partners, employees, shareholders and agents and their predecessors in interest and successors and assigns against and from (a) any and all claims (1) arising from the conduct of Landlord or its agents, or of any business or any work or thing whatsoever done to the Demised Premises, or any condition created in or about the Demised Premises during the term of this Lease, except to the extent due to the negligence or willful misconduct of Tenant, or (2) arising from any negligent or otherwise wrongful act or omission of Landlord or its agents; (b) any failure by Landlord or its agents to comply with the material provisions of this Lease; (c) all costs, expenses and liabilities incurred by tenant in connection with each such claim or action or proceeding brought thereon, including but not limited to all legal fees and expenses.

         22.4 In case any action or proceeding shall be brought against Tenant or any of the foregoing indemnitees by reason of any such claim, Landlord, upon notice from Tenant, shall resist and defend such action or proceeding with counsel previously and reasonably approved by Tenant.

23.     LANDLORD'S WORK.

         23.1 Landlord shall be required to undertake the work set forth in Landlord's Work Letter, attached hereto as EXHIBIT E ("LANDLORD'S WORK").

         23.2 Tenant agrees that on or before the Tenant Drawing Date it shall provide to Landlord for approval and acceptance, such construction drawings and specifications reasonably required by Landlord for Tenant's layout, partitioning, ceiling, electrical, floor covering, painting and other installations/finishes in the Demised Premises in sufficient detail such that the Landlord can timely obtain the necessary building permits ("TENANT DRAWINGS"). Prior to the commencement of Landlord's Work, Landlord shall deliver to Tenant a copy of the contractor's bid for the work required by the approved Tenant Drawings, which bid shall include a breakdown of the costs of construction by line item customary in such bid breakdown. Tenant shall have the one-time option, to be exercised by delivering written notice to Landlord within five (5) days after the delivery of the bid, to: (i) add items to the drawings,
(ii) remove items from the drawings, or (iii) upgrade items of the drawings; such option to be exercised with Landlord's consent which may not be unreasonably withheld. Landlord at its cost and expense shall furnish and install in accordance with such drawings only so much of the work required by Tenant by the above drawings as is allowed by a credit to Tenant equal to the Construction Credit. The Construction Credit may Only be applied towards Landlord's Work in accordance with approved drawings. If any portion of the Construction Credit is not so used by Tenant on or prior to the Commencement Date, except as defined as the "Rental Credit", any excess shall be forfeited and shall not be used as a credit against Minimum Rent or any other sums due Landlord hereunder. To the extent Tenant's drawings require work, the cost of which is not contemplated by Landlord's Work Letter and exceeds the Construction Credit, such work shall be reduced to an "extra" or "change order" to be executed by both Landlord or Managing Agent and Tenant, which shall indicate the work required, the cost thereof to be paid by Tenant, and the additional time required, if any, for completion. The cost of Landlord's Work performed, including extras or change orders, under this Article 23 shall be subject to Landlord's standard mark-up, overhead, profit and general conditions.

         23.3 Tenant shall be responsible for any delays on the part of itself or any of its employees or Agents in completing the Demised Premises by reason of (a) failure of any of them to cooperate with Landlord; (b) delays in submitting any drawings or specifications, or in supplying information, or in approving drawings, specifications or estimates or supplying such information in insufficient detail; (c) delays in Tenant's giving authorizations; (d) any extra or change order desired by Tenant; (e) any changes by any of them in any plans or designations subsequent to the Tenant Drawing Date; (f) any similar act or omission of any of them; or (g) any other similar causes or factors beyond Landlord's reasonable control.

         23.4 No less than sixty (60) days prior to the expiration or sooner termination of this Lease, Landlord, in its sole and absolute discretion, shall have the right to designate all or any portion of Landlord's Work dealing with the fire suppression system and the raised flooring in the computer room to be removed by Tenant, at Tenant's sole cost and expense, upon the expiration or sooner termination of this Lease.

24.      SERVICES TO BE PROVIDED BY LANDLORD.

         24.1 Subject to the other provisions hereof, Landlord shall maintain in good working order and repair and in first class condition the exterior and the structural portions of the Building, including the windows and roof and other structural portions of the Demised Premises, the common portions of the Building interior and the Building plumbing, electrical, HVAC systems, including those Building systems serving the Demised Premises. Such services shall be included in Operating Costs. Tenant agrees to give prompt notice to Landlord or Managing Agent of any condition in the Demised Premises in need of repair.

         24.2 So long as no Event of Default has Occurred, Landlord shall provide the following services to Tenant, the cost of which services shall be included in Operating Costs:

                  (a) Public elevator service on business days from 8 a.m. to 6 p.m. and one elevator subject to call at all other times.

                  (b) Subject to Article 26, HVAC to the Demised Premises and the Building.

                  (c) Water for ordinary lavatory and office purposes; provided, however, if Tenant uses or consumes water for any other purposes or, in Landlord's reasonable opinion, in quantities per square foot of Demised Premises which are in excess of the Building average, Landlord may install a water meter at Tenant's cost and expense to register such water consumption; Tenant shall thereafter maintain the water meter in good working order and repair and shall be obligated to pay Landlord as additional rent for water consumed as shown on said meter and not included in Operating Costs.

                  (d) Subject to the Cleaning Service Rider and Article 27, cleaning service for the Demised Premises and for the common areas of the Building.

                  (e) The listing of Tenant's name on the Building lobby directory, if any; provided that any changes to Tenant's listing on said directory or any other directory in the Building or on the remainder of the Real Estate shall be (1) in conformity with Landlord's Building standard design, (2) prepared by Landlord and at Tenant's expense, if subsequent to the Commencement Date; and (3) for the Tenant named in Article 1 or such Sublessee or assignee permitted in strict compliance with Article 16. Landlord shall have no obligation to list more than two names on the Building lobby directory.

         24.3 Landlord, with notice in advance if possible, reserves the right to stop any of the services to be provided hereunder when reasonably necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which Landlord, in its reasonable discretion, may deem necessary or desirable, without same affecting Tenant's obligations hereunder.

25.     ELECTRICITY.

         25.1 Landlord's obligation to supply electric current shall be limited to the current required to power the Building standard HVAC systems, elevators, and the lighting of common areas of the Building and the Real Estate.

         25.2 Tenant shall be obligated to pay as additional rent within thirty (30) days after receipt of a bill therefor: (i) the entire cost of supplying all electricity consumed within the Demised Premises; (ii) Tenant's allocable share of electricity costs attributable to the HVAC system serving the fourth floor of the Building, which shall be apportioned based upon a percentage which the area of the Demised Premises bears to the total rentable area of the fourth floor of the Building; and (iii) Tenant's Occupancy Percentage of the cost of supplying electricity to the common areas of the Building.

         25.3 Landlord may install a meter and furnish the electric current to the entire floor of which the Demised Premises forms a part of the Building, in which case Tenant shall pay as additional rent Tenant's share of Landlord's cost therefor. Tenant's share of costs under this Article shall be based upon a percentage which the area of the Demised Premises bears to the total rentable area of the floor or Building which is served by said meter.

         25.4 Landlord may install a meter and furnish the electric current to the Demised Premises only and no other part of the Building, in which case Tenant shall pay as additional rent all of Landlord's cost therefor.

         25.5 Tenant shall not bypass or otherwise adversely affect the proper operation of any electrical or other utility meter.

26.    HEATING, VENTILATION AND AIR CONDITIONING.

         26.1 Landlord shall provide and furnish Building HVAC to the Demised Premises and tile Building between the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, other than Legal Holidays. Any special HVAC requirements of Tenant shall be at Tenant's sole cost and expense.

         26.2 At all other times not otherwise provided for in Section 26.1 above, Landlord agrees that it shall provide after-hours HVAC upon written or telephone request from Tenant at least five (5) business hours in advance of such extra hours of operation on a weekday and before noon on Friday for weekend use, stating the hours of operation desired, for which Tenant shall pay to Landlord as additional rent hereunder, a sum equal to Twenty Dollars ($20.00) per hour per floor or portion thereof plus the metered utility costs for providing after-hours HVAC (irrespective of whether any other tenants in the Building are furnished with HVAC at the same time), that charge being intended to cover Landlord's cost for providing same. If during the term of this Lease, or any renewal hereof, Landlord's cost for providing after-hours HVAC shall increase by virtue of wage increases, the above-specified hourly charge shall be adjusted from time to time to reflect said increases. In addition to the foregoing, should there be any charges incurred by Landlord for attendant engineers or for similar additional requirements as may be imposed from time to time by any Governmental Authority, collective bargaining agreement or the like, Tenant agrees to reimburse Landlord for its out-of-pocket expenses incurred in connection therewith, related to the after-hours service requested by Tenant.

27.     CLEANING SERVICES.

         27.1 Landlord shall maintain the grounds, common areas arid Parking Areas, and, so long as no Event of Default has occurred and is continuing hereunder, such other cleaning services within the Demised Premises as are set forth on the Cleaning Service Rider.

         27.2 Tenant acknowledges that Landlord's obligation to cause the office areas of the Demised Premises to be cleaned excludes any portions of the Demised Premises not used as office areas (e.g., closets, storage rooms, exclusive computer areas, private lavatories and areas used for the storage, preparation, service or consumption of food or beverages). Tenant shall pay directly to Landlord the cost of removal from the Demised Premises of any of Tenant's refuse or rubbish, including large cartons or other containers or refuse, in excess of that generated from the day-to-day operation of an executive and administrative office of Tenant's size; and Tenant, at Tenant's expense, shall cause all portions of the Demised Premises not used as office areas to be cleaned daily in a manner and by a person or entity reasonably satisfactory to Landlord. Tenant, at Tenant's expense, also shall cause any portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be exterminated against infestation by vermin, rodents, bugs and insects both on a regular basis and whenever there shall be evidence of any infestation.

         27.3 Tenant shall contract directly with Landlord or, at Landlord's option, directly with Landlord's contractors, for the removal of garbage, excess refuse and rubbish, for cleaning services in excess of those furnished by Landlord, and for the extermination services required hereunder.

28.      LANDLORD'S ACCESS TO DEMISED PREMISES AND ALTERATIONS.

         28.1

                  (a) Landlord or Landlord's employees OR AGENTS, on twenty four
(24) hours notice except in the case of an emergency, shall have the right to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours (or in the event of an emergency, at any time) (1) to examine the Demised Premises and to show them to the holders of mortgages or prospective purchasers, mortgagees or lessees of the Building; (2) for the purpose of making such repairs or changes in or to the Demised Premises or its facilities, as may be provided for by this Lease or as may be mutually agreed upon by the parties or as Landlord may be required to make by Law or in order to repair, maintain or improve the Demised Premises or any other portion of the Building or its fixtures or facilities; and (3) during the last twelve
(12) months of the term of the Lease, for the purposes of showing the Demised Promises to prospective tenants. Tenant shall permit Landlord to use, maintain, replace and improve pipes, conduits and supports in and through the Demised Premises and to erect new pipes and conduits and structural members therein or therethrough, provided such new installations are concealed within walls, floors, or ceilings. Landlord may, during the progress of any work in or about the

Demised Premises, take all necessary materials and equipment therein or therethrough without the same constituting an eviction. Landlord shall use its reasonable efforts not to unreasonably interfere with Tenant's use and occupancy of the Demised Premises.

                  (b) If Tenant is not present to open and permit an entry into the Demised Premises, Landlord or Landlord's employees or agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and, provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Landlord or its employees or agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected.

         28.2 Landlord, its agents and employees shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor (a) to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or any other public parts of the Building; (b) to make repairs, alterations or improvements to any portion of the Building; (c) to perform any work that may be necessary to comply with any Laws of any Governmental Authority having jurisdiction over the Demised Premises or the Building or to prevent waste or deterioration of the Demised Premises or the Building; (d) to change the name, number or designation by which the Building may be known upon reasonable advance notice; or (e) to change any lawns, sidewalks, driveways, Parking Areas or streets adjacent to or around the Building which will not unreasonably interfere with Tenant's use of the Demised Premises.

         28.3 Landlord shall use reasonable efforts to minimize its disturbance of Tenant in undertaking the activities described in this Article in or adjacent to the Demised Premises, and Landlord shall not be liable to Tenant by reason of any inconvenience, annoyance or injury to business arising from any of the aforementioned alterations, additions, and improvements.

29.     LIMITATION OF LIABILITY.

         29.1 Notwithstanding anything to the contrary contained herein, each and every term, covenant, condition and provision of this Lease, is hereby made specifically subject to the provisions of this Article.

         29.2 The term "LANDLORD" as used in this Lease means only the current Landlord or Building Lessor, so that in the event of any conveyance of such interest and the transfer to the transferee of any funds then being held under this Lease by Landlord, such Landlord shall be and hereby is entirely freed and relieved of any and all obligations of Landlord hereunder thereafter accruing, and the transferee shall be and hereby is deemed to have assumed all of the obligations of Landlord hereunder. The foregoing provision shall be self-operative and shall be deemed to occur automatically without further agreement between Landlord and Tenant.

         29.3 It is further specifically understood and agreed that notwithstanding anything to the contrary contained herein or otherwise provided at Law or in equity, there shall be absolutely (a) no liability whatsoever to Landlord or any lessor of the Land (A "LAND LESSOR") in excess of either's interest in the Real Estate, (whether any of the foregoing be an individual, proprietorship, corporation, joint venture, tenancy in common, firm, partnership or other entity); (b) no personal liability whatsoever on the part of the members of any firm, proprietorship, partnership, joint venture or other unincorporated Landlord or Land Lessor with respect to any of the terms, covenants and/or conditions of this Lease; and (c) no personal liability on the part of any director, officer, or employee of any Landlord or Land Lessor. In the event of a breach or default by Landlord of any of its obligations under this Lease or any claim or suit in respect of this Lease or the Demised Premises or the Real Estate or any portion thereof, Tenant shall look solely to the then Landlord for the satisfaction of each and every remedy of Tenant, and no judgment shall be entered against any individual, director, officer, employee, partner, proprietor or joint venturer of Landlord or Land Lessor or any of their predecessors in interest or successors in interest, such exculpation of personal and additional liability which is in excess of such person's or partnership's interest in the Real Estate to be absolute and without any exception whatsoever.

         29.4 If at any time any windows of the Demised Premises are, temporarily closed, darkened, blocked or bricked up (or permanently closed, darkened, blocked or bricked up, if required by Law or if reasonably necessary in connection with any improvements to the Real Estate) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby; and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent; nor shall the same release Tenant from its obligations hereunder nor constitute an eviction or partial eviction.

         29.5 Landlord shall not be liable for failure to furnish any services or take any other action required to be provided by it hereunder by reason of conditions beyond Landlord's reasonable contro1, nor for consequential damages arising therefrom. There shall be no allowance to Tenant for diminution of rental value whatsoever, right of offset or termination, and no other or additional liability on the part of

Landlord or its employees or agents by reason of inconvenience, annoyance or injury to business arising from Landlord or others making repairs, alterations, additions, improvements or installations in or to any portion of the Building or the Demised Premises or in and to the fixtures, appurtenances or equipment thereof. Tenant agrees that, except as set forth hereinbelow Tenant's sole remedy shall be at law in such instance by way of an action for damages for breach of contract, except for actions which Tenant may bring in equity for specific performance to compel Landlord to furnish a service that Landlord is obligated to perform under this Lease or an action to enjoin Landlord from making repairs, alterations, additions, improvements or installations as set forth hereinabove. Tenant agrees that its right to bring an action in equity is specifically limited as aforesaid and that it will not and may not bring an action in equity to terminate or suspend any of its obligations hereunder, including its obligation to pay Rent, nor may it seek to offset or abate Rent or other sums due hereunder nor may it seek to terminate or otherwise suspend its tenancy under this Lease. The provisions of this Article shall not apply in the case of fire or other casualty which are not the responsibility of Tenant and which shall be governed by Article 31 hereof

30.      PROPERTY LOSS; DAMAGE, TENANT'S INSURANCE.

         30.1 Tenant and any Sublessee, at their sole cost and expense, shall procure, provide and maintain in force during the term of this Lease "All Risk" insurance, to be written by a good and solvent insurance company qualified to write insurance in the Commonwealth of Pennsylvania, reasonably satisfactory to Landlord or Managing Agent, and having a policyholders' rating of no less than A+ XV as determined by the AM Best Company, or any successor thereto, which shall cover Tenant's (or Sublessee's) personal property, equipment and improvements in the Demised Premises or elsewhere on the Real Estate against loss or damage by theft, vandalism, fire and ally other hazards or casualties in an amount sufficient to provide for the actual replacement cost thereof. Neither Landlord nor its employees or agents shall be obligated to make any repair or reimburse Tenant for any act or loss to be covered by the insurance required hereunder.

         30.2 Landlord or its contractors or agents shall not be liable for any loss of or damage to any property of Tenant or of others whatsoever, whether by reason of theft, burglary or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, except to the extent determined to be due to the gross negligence or willful misconduct of Landlord. Landlord and its employees and agents shall not be liable for any such damage caused by other tenants or persons in, upon or about the Real Estate or caused by construction or operations of any private, public or quasi-public work.

     30.3         Should Tenant or any Sublessee be self-insured for all or any portion of any loss or damage to its property, or should Tenant's or any

     Sublessee's insurer be unwilling or unable to compensate Tenant or such

     Sublessee in full for such damage, Tenant and all such Sublessees shall be deemed to have released and waived all right of recovery for such damage against Landlord by Tenant or anyone claiming through or under Tenant by way of subrogation or otherwise.


         30.4 Landlord shall endeavor to have its cleaning contractors lock all exterior doors to the Demised Premises and activate simple alarm systems, if any; however, Tenant covenants to insure against all loss or damage arising out of Landlord's or its cleaning contractor's failure to lock doors or activate alarms, and notwithstanding anything to the contrary contained herein neither Landlord nor its cleaning contractors nor any of their employees or agents shall be field liable for any loss or damages arising therefrom.

         30.5 Tenant and any Sublessee at its sole cost and expense, shall also procure, provide and maintain in force during the term of this Lease comprehensive general liability insurance, which (a) shall be written by good and solvent insurance companies qualified to write insurance in the Commonwealth of Pennsylvania, reasonably satisfactory to Landlord, and having a policyholders' rating of no less than A+ XV as determined by the AM Best Company, or any successor thereto; (b) shall include coverage for personal liability, contractual liability, Tenant's (or Sublessee's) legal liability, bodily injury, death and property damage, all on an occurrence basis with respect to the business carried on, in or from the Demised Premises and Tenant's (or Sublessee's) use and occupancy of the Demised Premises; (c) shall provide coverage for any one occurrence or claim of not less than $2,000,000; and shall insure against such other perils and in such amounts as Landlord or Managing Agent may from time to time reasonably require upon not less than ninety (90) days' prior written notice.

         30.6 Each of the insurance policies required in this Article shall include Landlord, Managing Agent, and any Land Lessor as additional insureds and shall protect Landlord in respect of claims by Tenant as if Landlord were separately insured, and contain air undertaking by the insurer that no material change adverse to Landlord, any Land Lessor or Tenant (or Sublessee) will be made and such policy will not lapse or be canceled, except after not less than thirty (30) days' prior written notice to Landlord of the intended change, lapse or cancellation. Any such notice shall not relieve Tenant of any of its obligations hereunder. On or before the Commencement Date and thereafter, at least thirty (30) days prior to the expiration date of any policy, Tenant agrees to deliver to Landlord a duplicate original of the aforesaid policies or a certificate thereof reasonably satisfactory to Landlord; and Tenant (and any Sublessee) shall further modify such policies and certificates within ten (10) business days of being notified to reflect any change in Landlord, Land Lessor, or Managing Agent.

31.     DAMAGES BY FIRE OR OTHER CASUALTY.

         31.1 If the Building or the Demised Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall immediately inform Landlord or Managing Agent thereof, and this Lease shall continue in full force and effect, except as hereinafter set forth.

         31.2 Except as specifically provided in this Article, Tenant agrees that it shall not be relieved of the obligations to pay Minimum Rent, Adjusted Minimum Rent or any additional rent in case of damage to or destruction of the Building or any portion thereof.

         31.3 If all or a material portion of the Demised Premises are damaged or rendered unusable by fire or other casualty but the Building is not substantially damaged, and the damages to the Demised Premises can, in Landlord's reasonable judgment, be reasonably repaired within one hundred eighty
(180) days of the occurrence of such damage, the damages, to the extent affecting the tenant installation provided by Landlord, shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall abate in proportion to the area of the Demised Premises which was damaged or unusable by Tenant for so long as the Demised Premises, or each such portion thereof, is damaged or unusable, it being the intent that such abatement shall not affect or reduce Landlord's rent insurance coverage. Notwithstanding anything to the contrary herein, Landlord shall not be obligated to repair or restore any personal property of Tenant or any fixtures or Tenant installation not installed by and paid for by Landlord.

         31.4 If Landlord repairs and restores the Demised Premises in accordance with Section 31.3, such repairs and restorations shall be made with all reasonable expedition. After any such fire or other casualty, Tenant shall cooperate with Landlord's restoration by removing from the Demised Premises as promptly as reasonably possible and to the extent reasonably necessary, all of Tenant's and any Sublessee's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) business days after written notice from Landlord of Substantial Completion of repairs to the Demised Premises.

         31.5 If all or substantially all of the Demised Premises are damaged or rendered unusable by fire or other casualty, or (whether or not the Demised Premises are damaged in whole or in part) if the Building shall be substantially damaged so that Landlord in its reasonable opinion, cannot rebuild both the Demised Premises and the Building to their pre-existing condition within one hundred eighty (180) days, then, in either of such events, either Landlord or Tenant may elect to terminate this Lease by written notice to the other, specifying a date for the expiration of the Lease, which date shall not be more than one hundred eighty (180) days after such fire or other casualty, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the Expiration Date and Tenant shall forthwith quit, surrender and vacate the Demised Premises without prejudice however, to Landlord's rights and remedies against Tenant under the Lease provisions in effect prior to such termination; and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be credited against amounts owed by Tenant to Landlord or refunded to Tenant.

         31.6 Notwithstanding anything to the contrary contained in this Article or any Law, should the Demised Premises or the Building be damaged by fire or other casualty as a result of the negligence of Tenant or any Sublessee or any employee, Agent or Visitor of either, Tenant shall have no right to terminate this Lease and there shall be no abatement of rent under this Article, and Tenant shall be liable to Landlord for such damage, subject to the other provisions hereof.

32.      WAIVER OF SUBROGATION.

         32.1 Notwithstanding any other provision herein, Landlord and Tenant shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by Law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both Landlord and Tenant obtain their insurance required hereunder and only if both of their insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten (10) business days after written demand from the other party or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation.

33.     EMINENT DOMAIN.

         33.1 If all or substantially all of the Demised Premises or the Building or a substantial portion of the Land should be acquired or condemned by eminent domain by any Governmental Authority, then Landlord or Tenant may terminate this Lease as of the date when title vests pursuant to such taking. In such event, the rent shall be apportioned as of said expiration date and any rent paid for any period beyond said date and in excess of amounts owing by Tenant to Landlord shall be repaid to Tenant.

         33.2 In the event of a taking of less than all or substantially all of the Demised Premises, Landlord shall have the right to equitably reduce the Demised Premises, Tenant's Occupancy Percentage, the Minimum Rent and the Allotted Parking, and this Lease shall continue in full force and effect. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease if the area of the Demised Premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business.

         33.3 Landlord or Tenant may exercise its respective right(s) to terminate this Lease under Section 33.1 or 33.2 by giving written notice to the other within thirty (30) days after the date of the vesting of title in such proceeding, specifying a date not more than fifteen (15) days after the giving of such notice as the date for such termination.

         33.4 Neither Tenant nor any Sublessee shall-have any claim in any condemnation or eminent domain proceeding for the value of any unexpired term of the Lease with respect to the Demised Premises or any portion thereof, and Tenant hereby assigns to Landlord Tenant's entire interest in any such award. Although Tenant shall not be entitled to any part of the award for such taking or any payment in lieu thereof, Tenant (or any Sublessee) may file a separate claim for any taking of fixtures and improvements owned by Tenant (or such Sublessee) which have not become Landlord's property, and for moving expenses, provided the same shall in no way affect or diminish Landlord's award.

34.    DEFAULTS; EVENTS OF DEFAULT.

         34.1 Tenant shall be in default under this Lease upon the occurrence of any one or more of the following events (collectively, "DEFAULTS", and individually, a "DEFAULT"):

         (a)      If the Tenant or any Sublessee or Assignee fails to timely vacate the Demised Premises on the Expiration Date or earlier termination of the

Term hereof;


                  (b) If the Tenant is delinquent in the due and punctual payment of all or any portion of Minimum Rent, Adjusted Minimum Rent, additional rent or any other monies payable by Tenant hereunder more than twice in any twelve-month period;

                  (c) If any execution, attachment or other action shall be taken against Tenant or any of Tenant's property whereupon the Demised Premises shall be taken, occupied or used by someone other than Tenant or any assignee or Sublessee permitted in strict accordance with Article 16, including the storage of any of Tenant's property on behalf of another person or entity; or

                  (d) If Tenant is delinquent in the performance of or compliance with any of the other covenants, agreements or conditions contained in this Lease, any other lease demising space in the Building to Tenant, or any other written agreement between Landlord and Tenant pertaining to the Demised Premises, the Building and/or the Real Estate.

         34.2 Upon the occurrence of a Default, Landlord, at any time thereafter, may give written notice to Tenant specifying the nature of such Default. Tenant shall have five (5) business days from the receipt of said notice (the "CURE PERIOD") to comply with or remedy any such Default, except in the case of any Default presenting a clear arid present danger to life or property, which Tenant shall cure immediately upon request of Landlord or Managing Agent, written or otherwise. If such Default is not of an emergency nature, is other than due to the nonpayment of money, and shall be of a nature that the same cannot be substantially cured or remedied within. said Cure Period, Tenant shall promptly give Landlord written notice of such fact, and Tenant shall diligently and in good faith proceed to remedy or cure such Default within a reasonable time, but in no event in excess of thirty (30) days. Neither the cost to Tenant of curing any Default nor Tenant's financial or other inability to Cure any Default (for whatever reason) shall operate to extend any Cure Period. Tenant's failure to remedy such Default within the applicable time set forth in this Section shall be an "EVENT OF DEFAULT".

         34.3 Tenant acknowledges that Landlord is obligated to make timely payments on obligations arising out of its ownership, operation, arid financing of the Real Estate. In the event that the payment of any sum required to be paid by Tenant to Landlord under this Lease (including, without limiting the generality of the foregoing, Minimum Rent, Adjusted Minimum Rent, additional rent, payment made by Landlord under any provision of this Lease for which Landlord is entitled to reimbursement by Tenant, or for construction or other work performed by Landlord or its contractor specifically for Tenant) is not received by Landlord in good funds within five (5) business days after the date on which it is due and payable or should any check from Tenant be returned to Landlord as uncollectible, then, notwithstanding any notice provision or Cure Period, a delinquency service charge equal to four percent (4%) of the amount overdue (the "SERVICE CHARGE") shall become immediately due and payable to Landlord as liquidated damages for Tenant's failure to make prompt payment to Landlord; Landlord and Tenant hereby agreeing that the actual damages' to Landlord due to such late or non-payment exceed the interest cost of money but are difficult to estimate. Such Service Charge shall become payable as additional rent within five (5) business days after Tenant's receiving an invoice therefor. Tenant shall also pay Landlord as additional RENT INTEREST ("INTEREST") at an annual rate equal to 4% in excess of the prime rate announced from time-to-time by Citibank, NA or such other major commercial bank in the United States designated by Landlord (but subject to any maximum interest permitted by Law) on any amounts not received by Landlord from the date an which they became due and payable. In the event of nonpayment of any Service Charge and/or Interest provided for above, Landlord shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein and by Law in the case of nonpayment of rent. Failure by Landlord or Managing Agent to insist upon the strict performance by Tenant of Tenant's obligations to pay any Service Charge or Interest shall not constitute a waiver by Landlord of its rights to enforce the provisions of this Section in any instance thereafter occurring. Neither the provisions of this Section nor Tenant's payment of any Service Charge or Interest shall be construed in any way to extend any time period provided for in this Lease or to limit Landlord's other remedies hereunder. Tenant's obligation to pay any Service Charge or Interest as provided in this Section shall continue beyond the expiration or sooner termination of this Lease.

         34.4 In addition to the provisions of Section 34.3, should Adjusted Minimum Rent. be received by Landlord or Managing Agent later than the first day of the month on which it is due twice or more in any twelve-month period, Landlord may, in addition to all other nights and remedies provided herein and by Law, require that Tenant increase the amount of the Security by an additional amount equal to three (3) month's of the then applicable Adjusted Minimum Rent.

35.     REMEDIES FOR EVENTS OF DEFAULT.

         35.1 Upon the occurrence of any Event of Default hereunder, Landlord may, in addition to all other rights and remedies provided herein or at Law or in equity, exercise any or all of the following remedies:

                  (a) Landlord may give a written notice of termination upon Tenant setting forth a date, no fewer than five (5) business days from the date of the giving of such notice, terminating this Lease and/or Tenant's right to use and occupy the Demised Premises. Upon the expiration of such period, this Lease and the term hereof, or the right of Tenant or any Sublessee to use and occupy the Demised Premises, as the case may be, shall terminate and expire as fully and completely as if the day on which said notice of cancellation is to be effective were the Expiration Date, and Tenant shall then peaceably quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as herein provided. Landlord may also, without further notice, re-enter the Demised Premises and repossess same by summary proceedings or ejectment or otherwise and/or may dispossess the Tenant and remove the Tenant and all other persons and property from the Demised Premises and may have, hold, use and enjoy the Demised Premises and the right to receive all rental income therefrom.

                  (b) Landlord may (1) declare all Adjusted Minimum Rent and all other sums due and payable hereunder immediately due and payable; (2) re-let or sublet the Demised Premises or any part or parts thereof, in the name of Tenant, Landlord or otherwise, for a term or terms, which may at Landlord's option be less than, equal to, or exceed the period which would otherwise have constituted the balance of the term of this Lease, mid Landlord may grant concessions or free rent, change the Base Tax Year and/or the Base Operating Year or charge such higher or lower rental as may be reasonable under the circumstances; (3) recover from Tenant any commission paid by Landlord to Broker on account of this Lease for the current term; (4) collect rental payments directly from any Sublessee, upon written notice to such Sublessee directing it to make such payment strictly to Landlord; (5) cancel any option to renew, extend or cancel this Lease or expand or contract the Demised Premises which Tenant may have; and/or (6) cancel any right of first refusal or first offer held by Tenant; and/or (7) if such Event of Default occurs during the Initial Term, cancel any unused Rental Credit and recover any Construction Credit and/or any Rental Credit previously applied to rent payable hereunder.

                  (c) Landlord may require Tenant or the legal representative(s) of Tenant immediately to pay to Landlord a sum (the "ACCELERATED RENT") which, at the time of the Event of Default, equals the aggregate Adjusted Minimum Rent payable hereunder which would have become payable by Tenant hereunder through the day previously set as the Expiration Date (conclusively presuming that Adjusted Minimum Rent on account of increases in Taxes and Operating Costs subsequent to the Event of Default and through the Expiration Date shall increase at the average of -the rates of increase thereof previously experienced by Landlord since the Commencement Date). Such Accelerated Rent shall be held by Landlord and applied by Landlord on a monthly basis to any deficiency between the rent or any other monies hereby-reserved and/or covenanted to be paid by Tenant and the net amount (as determined below), if any, of the rents collected on account of any re-letting or subletting of the Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure of Landlord to re-let or sublet the Demised Premises or any part or parts thereof shall not release or affect Tenant's obligations or liability hereunder. In. computing any such deficiencies, there shall be added thereto such expenses as Landlord may reasonably incur in connection with re-letting or subletting or attempting to relet or sublet the Demised Premises, including but not limited to, legal expenses, attorney's fees, brokerage fees, advertising expenses and expenses incurred in connection with the marketing, showing, fix-up, cleaning, repair or maintenance of the Demised Premises including those for preparation of the Demised Premises for re-letting or subletting and the removal of Tenant's property, fixtures or other improvements therefrom In connection with Landlord's preparation of the Demised Premises for re-letting or subletting, Landlord may, at its option, make such alterations, repairs, replacements, and/or decorations in the Demised Premises as Landlord, in Landlord's reasonable discretion, considers advisable and necessary for the purpose of re-letting or subletting the Demised Premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder. Landlord shall in no event be liable in anyway whatsoever for failure to re-let or sublet the Demised Premises, or in the event that the Demised Premises are re-let or sublet, for failure to collect the rent under such re-letting or subletting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. If the Demised Premises or any part thereof should be re-let or sublet in combination with the other space, then proper apportionment on a square-foot basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

         35.2 As a material part of this Lease, Tenant hereby appoints Landlord as Tenant's attorney-in-fact, which appointment shall be a special appointment coupled with an interest and shall be irrevocable, so long as any Event of Default has occurred (a) to enter into Subleases with any entity whatsoever, including Landlord itself, upon any terms and conditions, including at whatever rent Landlord may determine in its sole discretion, but which rent shall be credited against amounts owed by Tenant to Landlord hereunder; or (b) to utilize or occupy the Demised Premises or permit others to do so with or without payment of rent, without the same constituting an eviction or partial eviction or affecting Tenant's obligation to pay the Minimum Rent, Adjusted Minimum Rent, additional rent or any other sums payable by Tenant to Landlord hereunder.

         35.3 In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at Law or in equity as if re-entry, summary proceedings and other remedies were not provided for herein

         35.4 Any suit or suits for the recovery of monies due Landlord hereunder may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease other-wise would have expired. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, at Law or in equity. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant for any sums or damages to which, in addition to the sums particularly provided above, Landlord may lawfully be entitled by reason of any Default hereunder on the part of Tenant.

         35.5 Tenant, for Tenant, and on behalf of any and all persons claiming through or under Tenant, including but not limited to Sublessees, creditors, trustees, security holders and representatives of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future Law, to redeem the Demised Premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

         35.6 CONFESSION OF JUDGMENT FOR POSSESSION. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT OR UPON THE EXPIRATION OF THE TERM OF THIS LEASE,

FOR THE PURPOSE OF OBTAINING POSSESSION OF THE DEMISED PREMISES, TENANT HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR TENANT AND ALL PERSONS CLAIMING UNDER OR THROUGH TENANT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST TENANT FOR POSSESSION OF THE DEMISED PREMISES, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH TENANT, IN FAVOR OF LANDLORD, FOR RE COVERY BY LANDLORD OF POSSESSION THERE OF, FOR WHICH THIS AGREE EMENT OR A COPY HERE, OF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THERE, UPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE DEMISED PREMISES, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION, IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE TERMINATED AND THE POSSESSION OF THE DEMISED PREMISES REMAINS IN OR IS RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON THE OCCURRENCE OF ANY SUBSEQUENT EVENT OF DEFAULT TO CONFESS JUDGMENT IN ONE OR MORE FURTHER ACTIONS IN THE MANNER AND FORM SET FORTH ABOVE TO RECOVER POSSESSION OF SAID DEMISED PREMISES FOR SUCH SUBSEQUENT DEFAULT. TENANT WAIVES ALL ERRORS IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT. NO SUCH TERMINATION OF THIS LEASE, NOR TAKING, NOR RECOVERING POSSESSION OF THE DEMISED PREMISES SHALL DEPRIVE LANDLORD OF ANY REMEDIES OR ACTION AGAINST TENANT FOR MINIMUM RENT, ADDITIONAL RENT OR FOR OTHER SUMS DUE HERE UNDER OR FOR DAMAGES DUE OR TO BECOME DUE FOR THE BREACH OF ANY CONDITION OR COVENANT HEREIN CONTAINED, NOR SHALL THE BRINGING OF ANY SUCH ACTION FOR RENT AND/OR OTHER SUMS DUE HERE, UNDER, OR BREACH OF COVENANT OR CONDITION NOR THE RESORT TO ANY OTHER REMEDY HERE IN PROVIDED FOR THE RECOVERY OF RENT AND/OR OTHER SUMS DUE HEREUNDER OR DAMAGES FOR SUCH BREACH BE, CONSTRUED AS A WAIVER OF THE RIGHT TO INSIST UPON THE FORFEITURE AND TO OBTAIN POSSESSION IN THE MANNER HERE IN PROVIDED.

         35.7 CONFESSION OF JUDGMENT FOR SUMS DUE HEREUNDER. AFTER AN EVENT OF DEFAULT, TENANT, HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR TENANT IN ANY SUCH COURT AT ANY TIME THEREAFTER TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND TO CONFESS AND ENTER JUDGMENT AGAINST TENANT AND IN FAVOR OF LANDLORD FOR SUCH AGGREGATE AMOUNT OF MINIMUM RENT, ADDITIONAL RENT AND OTHER SUMS DUE TO LANDLORD AS IS UNPAID UNDER THIS LEASE (INCLUDING THE ACCELERATED RENT COMPONENT) TOGETHER WITH COSTS AND ATTORNEYS FEES EQUAL TO THE LESSER OF FIVE THOUSAND DOLLARS ($5,000) OR FIVE PERCENT (5%) OF SUCH UNPAID AMOUNTS. TENANT HEREBY RATIFIES AND CONFIRMS ALL THAT THE ATTORNEY MAY DO BY VIRTUE HEREOF AND WAIVES AND RELEASES ALL ERRORS WHICH MAY INTERVENE IN SUCH PROCEEDINGS. IF A COPY OF THIS LEASE SHALL BE PRODUCED IN ANY PROCEEDINGS BROUGHT UPON THE WARRANT OF ATTORNEY CONTAINED IN THIS SECTION, SUCH COPY SHALL BE CONCLUSIVE EVIDENCE OF SUCH PROTHONOTARY'S AND/OR ATTORNEY'S AUTHORITY TO TAKE THE ACTION SPECIFIED HERE IN AND IT SHALL NOT BE NECESSARY TO PRODUCE THE ORIGINAL INSTRUMENT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT AGAINST TENANT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, BUT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS LEASE.

36.      LANDLORD'S PERFORMANCE EXPENDITURES.

         36.1 If an Event of Default shall occur under this Lease, Landlord, without thereby waiving such Event of Default, may (but shall not be obligated to) immediately or at any time thereafter, without further notice, perform the same for the account and at the expense of Tenant.

         36.2 Tenant shall also promptly reimburse Landlord for all costs, expenses and disbursements of every kind and nature whatsoever, including, but not limited to, attorney's fees, involved in (a) instituting, prosecuting or defending any action or proceeding against Tenant in which Tenant fails to prevail; (b) collecting or endeavoring to collect the Minimum Rent, Adjusted Minimum Rent or additional rent or any part thereof or any other money payable. by Tenant hereunder; or (c) enforcing or endeavoring to enforce any rights of Landlord against Tenant, under or in connection with this Lease or pursuant to Law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings. Any bills for any property, material, labor or services provided, furnished, or rendered by Landlord pursuant to this Article shall be obligations of Tenant.

         36.3 The foregoing expenses incurred by Landlord shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within fifteen (15) business days of rendition of any bill or statement to Tenant therefor. The obligations of Tenant to pay such sums to Landlord shall survive the expiration or sooner termination of this Lease, and such sums shall be thereafter recoverable by Landlord or its agent or representative.

37     ACCORD AND SATISFACTION.

         37.1 No payment by Tenant or receipt by Landlord or its employee or agent of a lesser amount than the rent and additional charges payable hereunder shall be deemed to be other than a payment on account to be credited against monies owed Landlord hereunder, in such order as Landlord may reasonably determine, nor shall any restrictive endorsement, statement or name on any check or any letter accompanying any check or payment delivered to Landlord or its employee or agent be deemed, declared or interpreted an accord and satisfaction; and Landlord or its agent may accept and deposit such check or payment without notice to Tenant, without same operating as a satisfaction or an acceptance of satisfaction by Landlord or its employee or agent, and without prejudice to Landlord's right to recover the balance of any monies due hereunder, or to pursue any other remedy provided herein or by Law.

38.    EFFECT OF WAIVERS.

         38.1 No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy permitted hereunder, and no acceptance of full or partial rent during the continuance of any such Default, shall constitute a waiver of any such Default or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by Landlord or its employee or agent to or of any Default and no reliance by Tenant thereon, shall be construed as a consent or waiver to or of any other Default of the same or any other covenant, condition or duty, unless in writing signed by Landlord.

39.    BANKRUPTCY; INSOLVENCY.

         39.1 Notwithstanding anything herein to the contrary, this Lease may be canceled by Landlord by the sending of a written five (5) day notice of cancellation to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the appointment of a trustee, custodian, liquidator, receiver or other similar official to take possession of all or substantially all of the assets of Tenant or of the Demised Premises; (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors pursuant to any Law; (3) the filing by Tenant or the public announcement of the intent to file, of a voluntary petition pursuant to 11 U.S.C. 101 et seq. and the Rules and Official Forms thereunder or any such successor or substitute legislation or rule thereto, or any similar federal or state law collectively (the "BANKRUPTCY CODE") seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief thereunder; (4) the adjudication of Tenant as a bankrupt or insolvent;
(5) the failure of Tenant or any guarantor of the Tenant's obligations hereunder to pay debts generally as they become due. Landlord's statutory liens for rent shall be honored by Tenant and any trustee, representative or creditor of Tenant.

         39.2 If Landlord shall have no right to terminate this Lease by reason of the applicable provisions of the Bankruptcy Code, Tenant or its trustee or other representative shall promptly provide adequate protection to Landlord pursuant to the provisions of the Bankruptcy Code.

                  (a) TENANT OR ITS TRUSTEE SHALL PROMPTLY ACCEPTOR REJECT THIS LEASE. ANY LEASE NOT ASSUMED OR REJECTED WITHIN SIXTY (60) DAYS AFTER AN ORDER FOR RELIEF IS ENTERED SHALL BE DEEMED REJECTED, AND THE TRUSTEE SHALL IMMEDIATELY SURRENDER THE DEMISED PREMISES TO LANDLORD.


                  (b) If Tenant shall not be in liquidation, Tenant or its trustee shall assume or reject the Lease as soon as such decision can reasonably be made, and shall compensate Landlord for the use and occupancy of the Demised Premises monthly in advance until such decision is made.

                  (c) This Lease may not be assumed, unless at the time of such assumption, the trustee or assignee shall promptly (1) cure or provide adequate assurance that it will promptly cure any Default(s) under this Lease;
(2) compensate or provide adequate assurance that it shall compensate Landlord for any actual or pecuniary loss to Landlord resulting from such Default(s); (3) provide adequate assurance reasonably satisfactory to Landlord of future performance under this Lease; and (4) compensate Landlord for all post-filing use and occupancy of the Demised Premises, and shall timely perform all of Tenant's other obligations hereunder.

         39.3     If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, Tenant or its legal representative shall give prompt written notice thereof to Landlord along with adequate assurance of future performance by the assignee. Any and all monies or other consideration to be delivered in connection with the assignment shall be delivered to Landlord,

and shall be and remain the exclusive property of Landlord to be applied to post-filing use and occupancy payments to Landlord or other monies owed by

Tenant to Landlord and shall not constitute property of Tenant or of the estate of Tenant. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed to have assumed all of the obligations arising under this Lease on and after the date of such assignment,

and shall upon demand execute and deliver to Landlord an instrument confirming that assumption.


40.     STATUTORY WAIVER; WAIVER OF TRIAL BY JURY.

         40.1 Tenant acknowledges that its possession, use and peaceful enjoyment of the Demised Promises is conditioned upon Tenant's timely performing all of its obligations hereunder, including but not limited to the payment of all Minimum Rent, as set forth in Section 5.3, in consideration thereof, Tenant hereby waives any right to remove any action for non-payment of Minimum Rent brought by Landlord or its Managing Agent to another court. Any other matter mentioned in any such action brought by Landlord under any statute shall not waive Landlord's or Tenant's right to bring a separate action in the proper court for monies due and owing either party hereunder; nor shall Landlord be prohibited from instituting a dispossess action for nonpayment of monies other than Minimum Rent.


         40.2 To the extent such waiver is permitted by Law, the parties hereto waive trial by jury in any action or proceeding brought in connection with this Lease or the Real Estate or any portion thereof.

41.     SUBORDINATION OF LEASE; ESTOPPEL CERTIFICATES.

         41.1 This Lease is subject and subordinate to all ground or underlying leases and to all deeds of trust or mortgages which may now or hereafter affect the Real Estate, including all renewals, modifications, consolidations, replacements and extensions of any such underlying leases, deeds of trust and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any Land Lessor or by any mortgagee in order to effectuate such subordination. Notwithstanding the foregoing, Tenant shall execute and promptly deliver to Landlord or its agent within fifteen (15) business days any instrument that Landlord or its agent, as the case may be, may reasonably request confirming the subordination of this Lease.


         41.2 If any lender shall request reasonable modifications of this Lease as a condition of Landlord's obtaining any financing or refinancing of the Building, the Real Estate and/or any interest of Landlord in either, Tenant covenants not to unreasonably withhold or delay its agreement to such modification provided that such modification does not adversely affect the obligations or rights of Tenant under this Lease.

         41.3 Tenant agrees to give any mortgagee, deed of trust holder, or Land Lessor by certified mail, a copy of any notice and a right to cure any default of Landlord, provided that, prior to such notice, Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such mortgagee, deed of trust holder, or Land Lessor. Tenant further agrees that so long as any mortgagee, deed of trust holder or Land Lessor has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), Tenant shall not seek to terminate this Lease.

         41.4 Tenant agrees at any time and from time to time, upon not less than fifteen (15) days' prior written request from Landlord or Managing Agent, that Tenant shall execute, acknowledge and deliver to Landlord, or its designee, a statement in writing certifying, to the extent it is true, (a) that this Lease is unmodified and is in full force and effect (or if there have been modifications, the specifics thereof and that the Lease is in full force and effect as modified); (b) the dates to which the Minimum Rent (or Adjusted Minimum Rent) and additional rent have been paid; the amount of all rents paid in advance, if any; and any other information that Landlord or Managing Agent shall reasonably request. Tenant further agrees to furnish Landlord or Managing Agent upon written request at any time such information and assurances as Landlord or Managing Agent, as the case may be, may reasonably request that Tenant has not breached any of the provisions of this Lease. It is intended hereby that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser or mortgagee of Landlord's interest, or any assignee of any mortgage upon Landlord's interests in the Real Estate. The foregoing obligation shall be deemed a material obligation of Tenant. Tenant's failure to timely deliver such statement shall be conclusive evidence (x) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (y) that there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim, defenses or deduction against the Minimum Rent, Adjusted Minimum Rent, additional rent or against Landlord; and (z) that no more than one month's installment of Minimum Rent or Adjusted Minimum Rent has been paid in advance.

         41.5 Tenant agrees at any time and from time to time, upon not less than ten (10) days' prior written request, that Tenant shall demonstrate to Landlord Tenant's financial status and the name, relationship to Tenant, and financial status of any Sublessee by promptly submitting to Landlord or Managing Agent all information that Landlord or Managing Agent may reasonably request in connection with a request of a lender or purchaser of the Real Estate, including, but not limited to, a current balance sheet and statements of income or profit and loss, all prepared in accordance with generally accepted accounting principles, consistently applied. The foregoing obligation shall be deemed a material obligation of Tenant.

         41.6 Landlord shall use its reasonable efforts to request from the holder of the existing mortgage and any future mortgage covering the Real Estate, a subordination and non-disturbance agreement providing in essence that Tenant's possession of and rights in the Demised Premises and under this Lease shall remain undisturbed, so long as an Event of Default has not occurred under this Lease and provided that Tenant agrees in said instrument to attorn to such mortgagee as its landlord under this Lease. A copy of the form subordination and non-disturbance agreement of the holder of the existing mortgage is attached hereto as EXHIBIT F. Notwithstanding the foregoing, Landlord shall have no responsibility to Tenant if a fully executed and acknowledged original of such nondisturbance and attornment agreement is not delivered to Tenant, and this Lease is and shall at all times remain subject and subordinate to such mortgage. All costs associated with obtaining a subordination and non-disturbance agreement, including fees and costs of the mortgagee, service and fees and costs of the Landlord, including in-house and outside counsel of both the mortgagee and Landlord, if any, and any other costs associated with this Section shall be borne solely by the Tenant and shall be paid in advance if so requested.

  42.             PARTNERSHIP TENANT.

         42.1 If Tenant is a partnership, joint venture, proprietorship or unincorporated association (or is comprised of two (2) or more persons, individually and as co-partners, co-proprietors or joint venturers) or if Tenant's interest in this Lease shall be assigned to a partnership, joint venture, proprietorship or unincorporated association (or to two (2) or more persons, individually and as co-partners, co-proprietors or joint venturers) pursuant to Article 16 hereof or otherwise (any such partnership joint venture, proprietorship or unincorporated association being referred to herein as a "PARTNERSHIP TENANT", and any partner, joint venturer or other member thereof being referred herein to as a "PARTNER"), the following provisions of this Section shall apply to such Partnership Tenant: (a) the liability of each of the Partners shall be joint and several, individually and as a Partner; and (b) each of the Partners, whether or not such person shall be one of the persons comprising Tenant at the time in question, hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed by the Partnership Tenant or by any of the Partners, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given, by the Partnership Tenant or by any of the Partners; (c) any bills, statements, notices, demands, requests or other communications given or rendered to the Partnership Tenant or to any of the Partners shall be deemed given or rendered to the Partnership Tenant and to all such Partners and shall be binding upon the Partnership Tenant and all Partners;
(d) if the Partnership Tenant shall admit new Partners all of such new Partners shall, by their admission to the Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and shall be liable for such performance, together with all other Partners, jointly or severally, individually and as a Partner; and (e) the Partnership Tenant shall give prompt notice to Landlord of the admission of any such new Partners, and upon demand of Landlord, shall cause each such new Partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new Partner or joint venturer shall so assume performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new Partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subsection (d) of this Section).


43.     PARTNERSHIP/PROFESSIONAL CORPORATION TENANT.

         43.1 If Tenant is a partnership or a professional corporation, it represents and warrants that the list names and addresses of the partners and/or stockholders which was produced to Landlord is complete and accurate. This Lease shall inure to the benefit of, and be binding upon the Tenant as now constituted or as it may be constituted hereafter by changes in its equity ownership (but subject to Article 16) whether or not Tenant is known by its current name or any other name.

         43.2 If Tenant is a partnership or a professional corporation, Tenant shall give Landlord or its Managing Agent prompt written notice of any change in the partners and/or stockholders of Tenant.

         43.3 Throughout the term of this Lease, Tenant shall maintain its good standing in its organizational jurisdiction and in the Commonwealth of Pennsylvania.

 44.    CORPORATE/PARTNERSHIP AUTHORITY.

         44.1 Each of the undersigned represents that the person executing and delivering this Lease has been duly authorized to enter into this Lease and that the execution and delivery of this Lease does not and shall not violate any provision of any by-law, agreement, order, judgment, governmental regulation or any other obligation to which that party is subject.


         44.2 Upon the request of Landlord or Managing Agent, Tenant shall promptly deliver an affidavit or certification by its secretary, assistant secretary or other appropriate person to the above effect.

  45.   MANAGING AGENT.

         45.1 Landlord reserves the right at any time to delete all references in this Lease to "Managing Agent" or to change the person or entity acting as Managing Agent by giving notice of the exercise of such right to Tenant and to Managing Agent. Such notice shall become effective five (5) business days after sending as provided in Article 47, or such later time as may be stated in such notice.


         45.2 Managing Agent reserves the right at any time to delete all references in this Lease to "Managing Agent" by giving notice of the exercise of such right to Tenant and to Landlord. Such notice shall become effective five
(5) business days after sending as provided in Article 47, or such later time as may be stated in such notice.

         45.3 Nothing contained in this Article nor any notices pursuant to this Article shall in any way modify or amend any other written agreement to which Landlord and Managing Agent are parties.

46.      BROKER.

         46.1 Tenant represents that no real estate broker other than the Broker(s) (if any) listed under Section 1.1(r) is responsible for bringing about, or negotiating, this Lease; and Tenant has not dealt with any other broker, agent, salesperson, leasing consultant, or similar person in connection with the Demised Promises.


         46.2 In accordance with the foregoing representation, Tenant agrees to defend, indemnify and hold harmless the Landlord, its affiliates and/or subsidiaries, partners and officers from any legal action, expense or liability (including attorney's fees) arising out of any claim for commission by any person other than the Broker claiming or alleging to have acted on behalf of or to have dealt with Tenant.

         46.3 In accordance with the foregoing representation, Landlord agrees to defend, indemnify and hold harmless the Tenant, its affiliates and/or subsidiaries, partners and officers from any legal action, expense or liability (including attorney's fees) arising out of any claim for commission by any person other than the Broker claiming or alleging to have acted on behalf of or to have dealt with Landlord.

47.      NOTICES.

         47.1 All notices, which may or are required to be given by either party hereunder to the other, shall be in writing.


         47.2 All notices by Landlord to Tenant shall be deemed properly given only if sent by Landlord or its Managing Agent and mailed by registered or certified mail, return receipt requested, postage prepaid, or by reliable, independent courier, with guaranteed next-business-day delivery, addressed to Tenant at the address set forth in Article 1 prior to the Commencement Date, and at the Demised Promises subsequent to the Commencement Date, or to such other address as Tenant may from time to time designate by written notice to Landlord.

         47.3 All notices by Tenant to Landlord shall be deemed properly given only if sent by registered or certified mail, return receipt requested, postage prepaid, or by reliable, independent courier with guaranteed next-business-day delivery, addressed to Landlord at the address set forth in
Article 1 hereof, with a copy to:

                     Marc Leonard Ripp, Esq.
                     General Counsel
                     Gale & Wentworth, LLC
                     Park Avenue at Morris County
                     200 Campus Drive, Suite 200
                     Florham Park, New Jersey 07932-1007

AND, AT THE PRIOR WRITTEN REQUEST OF LANDLORD OR MANAGING AGENT TO SUCH OTHER PERSONS AND/OR ADDRESSES AS LANDLORD OR ITS MANAGING AGENT MAY FRORN TIME TO TIME DESIGNATE BY WRITTEN NOTICE TO TENANT.


         47.4     All notices by Landlord to Tenant shall be deemed properly given only if sent by registered or certified mail, return receipt requested,

postage prepaid, or by reliable, independent courier with guaranteed next-business-day delivery, addressed to Tenant at the address set forth in

Article 1 hereof, with a copy to:


                     Mathew Swett, Esq.,
                     Adelman Levine Gold & Levine
                     1101 West DeKalb Pike
                     Wayne, PA 19087

AND, AT THE PRIOR WRITTEN REQUEST OF TENANT SUCH OTHER PERSONS AND/OR ADDRESSES AS TENANT MAY FROM TIME TO TIME DESIGNATE BY WRITTEN NOTICE TO LANDLORD.


         47.4 NOTWITHSTANDING THE OTHER PROVISIONS OF THIS ARTICLE, ANY WRITTEN NOTICE UNDER THIS LEASE MAY BE PERSONALLY SERVED UPON AN OFFICER OR PARTNER OF LANDLORD OR TENANT, IN WHICH CASE SUCH NOTICE SHALL BE DEEMED GIVEN WHEN DELIVERED AND RECEIPTED.


48.            INTERPRETATION.

         48.1 If any of the terms or provisions of this Lease, or the application thereof to any party or circumstance, shall to any extent be invalid or unenforceable, the remainder of this

Lease, or the application of such term or provision to parties or circumstances other than to those as to whom or to which it is held invalid or unenforceable, shall not be affected thereby. If any time period stated herein shall be in contravention of any Law, such time period shall be modified to be that time period permitted by such Law which is nearest to the time period stated herein. Each term and provision of this Lease shall be interpreted so that it is valid and enforceable to the fullest extent permitted by Law, in order to reflect the agreement of tile parties as expressed herein.


         48.2 The term "this Lease" shall include all the exhibits and written amendments hereto or thereto. The terms "herein", "hereunder", "hereof', "herewith", and "hereto" shall refer to this Lease.

         48.3 Time is of the essence with respect to the observance and performance of every provision hereof to be observed and performed by Tenant.

         48.4 As a material inducement to Landlord to enter into this Lease, Tenant agrees that this Lease shall be governed by and construed in accordance with the Laws of and enforced only in the courts of the Commonwealth of Pennsylvania. Except as otherwise specifically provided herein, Tenant irrevocably appoints the Secretary of State of Pennsylvania as Tenant's agent for service of process related to this Lease, should Tenant no longer be in occupancy of the Demised Premises; and neither Tenant's failure to qualify to do business in the Commonwealth of Pennsylvania nor Tenant's failure to maintain such qualification shall affect the foregoing appointment. The foregoing appointment shall be a special power coupled with an interest and shall be irrevocable. Tenant hereby irrevocably submits itself to the jurisdiction of the courts of the Commonwealth of Pennsylvania and to the jurisdiction of the United States District Court for the Eastern District of Pennsylvania for the purposes of any suit, action or other proceeding brought by Landlord arising out of or based upon this Lease. Tenant hereby waives and agrees not to assert as a defense or otherwise in any such suit, action or proceeding any claim: (a) that Tenant is not subject personally to the jurisdiction of the above-named courts;
(b) that its property is exempt or inullune from attachment or execution; (c) that the suit, action or proceeding is brought in an inconvenient forum; (d) that the venue of the suit, action or proceeding is improper; or (e), subject to the subject matter jurisdiction of such court, that this Lease may not be enforced in or by such court.

         48.5 Tenant acknowledges that this Lease represents a written mernorial of the terms negotiated by Landlord and Tenant, and Landlord and Tenant agree that this Lease shall be given a fair and reasonable construction in accordance with the parties' intent as expressed herein, without regard to any presumption or other rule requiring construction against the party electing to cause this Lease to be drafted or prepared, Text deleted from a prior draft of this Lease shall not be admissible in an action or proceeding relating to the Lease for the purpose of altering or limiting the meaning or effect of the Lease.

         48.6 The Article titles or content organization of this Lease exist only as a matter of reference or convenience and in no way define, limit, extend or describe the scope of this Lease or the intent of any of the provisions hereof.

         48.7 Tenant acknowledges and agrees that it has had the assistance of independent counsel in the review, negotiation and execution of this Lease and has received specific legal advice with respect to the rights it has granted Landlord under the Confessions of Judgment set forth in Sections 35.7 and 35.8 hereof.

         48.8 Neither this Lease nor any memorandum hereof shall be recorded by Tenant. Any violation of this provision shall be deemed an Event of Default hereunder.

         48.9 Any claim, demand, right or defense by Tenant that arises out of this Lease, or the negotiations that preceded this Lease, shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within one (1) year after the date of the inaction, omission, event or action that gave rise to such claim, demand, right or defense. Tenant acknowledges and understands, after having consulted with its legal counsel, that the purpose of this Section is to shorten the period within which Tenant would otherwise have to raise such claims, demands, rights or defenses under applicable Laws.

         48.10 Upon the occurrence of an Event of Default hereunder, Tenant hereby unconditionally appoints Landlord as Tenant's duly authorized agent and attorney-in-fact and delegates to Landlord the unqualified power of attorney to execute such instruments in the name of Tenant and undertake such measures on behalf of Tenant as Landlord may reasonably determine. The foregoing appointment shall be a special power of attorney coupled with an interest and shall be irrevocable.

         48.11 In any and all cases where Landlord's consent or approval is required under this Lease, Tenant shall upon Landlord's demand reimburse Landlord, as additional rent, for all costs and expenses, including but not limited to, architectural, engineering and legal fees, which Landlord incurs in determining whether to grant its consent or approval.

         48.12 Tenant shall pay all legal fees and expenses incurred by Landlord (i) in interpreting, enforcing or modifying the terms of the Lease,
(ii) in commencing and prosecuting a suit for the recovery of the Demised Premises, damages or any amounts owed to Landlord, (iii) in commencing and prosecuting a declaratory action, (iv) in defending an action or counterclaim brought by Tenant and (v) in preparing for or appearing in an arbitration, mediation or other nonjudicial proceeding.

49.      NO OFFER, AGREEMENT OR REPRESENTATIONS.

         49.1 No broker or agent nor any salesperson or employee of either has authority to make or agree to make a lease on behalf of the Landlord named herein or any other agreement or undertaking in connection herewith, including, but not limited to the modification, amendment of or cancellation of a lease.


         49.2 TENANT SPECIFICALLY ACKNOWLEDGES THAT: THE MAILING OR DELIVERY OF THIS DOCUMENT OR ANY DRAFT OF THIS DOCUMENT BY LANDLORD OR ITS AGENT TO TENANT, ITS AGENT OR ATTORNEY SHALL NOT BE DEEMED AN OFFER BY THE LANDLORD TO LEASE THE DEMISED PREMISES ON THE TERMS SET FORTH IN SUCH DRAFT, THAT SUCH DOCUMENT OR DRAFT MAY BE WITHDRAWN OR MODIFIED BY LANDLORD OR ITS AGENT AT ANY TIME AND FOR ANY REASON, AND THAT THIS DOCUMENT SHALL NOT BE EFFECTIVE, NOR SHALL TENANT HAVE ANY RIGHTS WITH RESPECT HERETO WHATSOEVER, UNLESS AND UNTIL LANDLORD SHALL EXECUTE AND ACCEPT THIS DOCUMENT.

         49.3 All prior undertakings and agreements between Landlord and Tenant are merged in this Lease and it completely expresses their agreement with respect to the subject matter hereof, This Lease has been entered into after full investigation, neither party relying upon any statement or assumption not completely set forth herein. No representations or promises shall be binding on the parties hereto except those representations and promises contained in a fully-executed copy of this document or in some future writing signed by Landlord and Tenant.

50.      APPLICABILITY TO HEIRS AND ASSIGNS.

         50.1 The provisions of this Lease shall apply to, bind and inure to the benefit of Landlord and Tenant, and their respective heirs, legal representatives, trustees, successors and assigns, subject to the constraints on alienation and limits on liability contained herein.

51.      RENEWAL OPTION.

         51.1 Subject to the provisions of Section 5l.2 below, Tenant shall have the option to renew this Lease for one Renewal Term as set forth in Section 1.1(t) (the "RENEWAL OPTION"), which Renewal Term shall commence upon the expiration of the Initial Term. Subject to the determination of Minimum Rent for the Renewal Term, as defined and as set forth below, the terms, covenants and conditions during the Initial Term, including but not limited to the definitions of the Base Tax Year and Base Operating Year as set forth in Article 1 hereof, shall be projected and carried over into each subsequent renewal term (a "RENEWAL TERM"), except as specifically set forth hereinafter to the contrary.


         51.2 Tenant's Renewal Option, as provided in Sections 1.1 and 51.1 above, shall be strictly conditioned upon and subject to the following, each of which shall be considered material hereto:

                  (a) Tenant shall notify Landlord in writing ("TENANT'S RENEWAL NOTICE") of Tenant's exercise of its option to renew this Lease at least twelve (12) months but not more than fifteen (15) months prior to the expiration of the Initial Term;

                  (b) At the time Landlord receives Tenant's Renewal Notice as provided in Section 51.2 (a) above, and at the expiration of the Initial Term, there shall not be existing an occurrence of an Event of Default under the terms or provisions of this Lease, and the Tenant named in Section 1.1 hereof shall be in occupancy of the entire Demised Premises. The conditions contained in this Section 51.2(b) may be waived by Landlord at its sole discretion and may not be used by Tenant as a means to negate the effectiveness of Tenant's exercise of this option to renew;

                  (c) Tenant shall have no further renewal option other than the option to extend for the Renewal Term as set forth in Section 1.1t);

                  (d) The Renewal Option shall be deemed personal to the Tenant named on the first page of this Lease and may not be assigned or assumed except only by a corporation to whom this Lease is assigned pursuant to Section
16.18 of this Lease;

                  (e) Landlord shall have no obligation to do any work or perform any special services for any Renewal Term with respect to the Demised Premises or the remainder of the Real Estate, which Tenant agrees to accept in their then "as is" condition;

                  (f) At the request of either party, Landlord and Tenant shall promptly execute and return to the other party a written amendment to this Lease memorializing the commencement, Minimum Rent payable, and Expiration Date of the Renewal Term; and

                  (g) No later than thirty (30) days prior to the commencement of the Renewal Term, Tenant shall deposit with Landlord such additional sums as may be required to increase any Security then held by Landlord proportionate to the increase in the Minimum Rent during that Renewal Term.

         51.3

                  (a) Landlord shall notify Tenant ("LANDLORD'S DETERMINATION NOTICE") of Landlord's determination of the Market Rent (as hereinafter defined) within thirty (30) days after Landlord's receipt of Tenant's Renewal Notice. If Tenant disagrees with Landlord's determination of Market Rent, Tenant shall notify Landlord ("TENANT'S NOTICE OF DISAGREEMENT") within fifteen (15) days of receipt of Landlord's Determination Notice. Time shall be of the essence with respect to Tenant's Notice of Disagreement, and the failure of Tenant to give such notice specifically as provided below within the time period set forth above shall conclusively be deemed an acceptance by Tenant of the Market Rent as determined by Landlord and a waiver by Tenant of any right to dispute such Market Rent.

                  (b)      Tenant's Notice of Disagreement, shall contain either
(1) a cancellation of Tenant's exercise of its Renewal Option (which cancellation shall operate as a cancellation of all subsequent Renewal Options, if any), or (2) a request to submit the determination of Market Rent to arbitration as provided below.

                  (c) Landlord and Tenant shall, within thirty (30) days of the date on which Tenant's Notice of Disagreement under Subsection 51.3(b)(2) is given, each appoint an Appraiser (hereinafter defined) for the purpose of determining the Market Rent. An "APPRAISER" shall mean a duly qualified impartial real estate appraiser having at least ten (10) years' experience in the area in which the Demised Premises are located. In the event that the two
(2) Appraisers so appointed fail to agree as to the Market Rent within a period of thirty (30) days after the appointment of the second Appraiser, such two (2) Appraisers shall forthwith appoint a third Appraiser who alone shall make a determination of Market Rent within thirty (30) days thereafter. If such two Appraisers fail to agree upon such third Appraiser within ten (10) days following the last thirty (30) day period, such third Appraiser shall be appointed by the presiding Judge of the Court of Common Pleas of the Commonwealth of Pennsylvania for the County in which the Real Estate is located. Such two Appraisers or third Appraiser, as the case may be, shall proceed with all reasonable dispatch to determine the Market Rent. The decision of such two Appraisers or third Appraiser shall be final and shall be unappealable, absent any showing of fraud by such Appraiser(s); such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant.

                  (d) If such two Appraisers or third Appraiser, as the case may be, shall fail to deliver a decision as set forth above prior to the commencement of the Renewal Term, Tenant shall pay to Landlord thereafter on the first day of each month until the decision of the Appraiser(s) is rendered "Estimated Minimum Rent", which shall be the average of (i) Minimum Rent payable under this Lease as of the last day of the term preceding the Renewal Term and
(ii) the rent set forth in Landlord's Determination Notice, plus any amounts payable by Tenant pursuant to Article 6, until such decision is so delivered. If the Minimum Rent for the Renewal Term is more than the Estimated Minimum Rent actually paid by Tenant to Landlord during such interim, then, Tenant, within fifteen (15) business days of demand by Landlord, shall pay to Landlord the difference between the Minimum Rent from the commencement of the Renewal Term and the Estimated Minimum Rent actually paid by Tenant to Landlord. If the Minimum Rent for the Renewal Term is less than the Estimated Minimum Rent actually paid by Tenant to Landlord during such interim, then, Landlord shall apply such excess against amounts due Landlord from Tenant hereunder as such amounts become due.

                  (e) Landlord and Tenant shall be responsible for and shall pay the fee of the Appraiser appointed by each of them respectively, and Landlord and Tenant shall share equally the fee of the third Appraiser, if any.

                  (f) Promptly upon determination of the Market Rent for the respective Renewal Term, Tenant shall execute and deliver to Landlord or Managing Agent an amendment to this Lease prepared by Landlord setting forth the terms of the respective Renewal Term.

        51.4

                  (a) The Minimum Rent during the Renewal Term shall be the greater of: (1) ninety-five percent (95%) of the Market Rent (as defined in clause (b) below), or (2) the Adjusted Minimum Rent as of the last day of the Initial Term.


                  (b) For purposes of this Article, "MARKET RENT" shall mean the projected fair market rent for office space containing the Rentable Size of the Demised Premises (during the Renewal Term), as of the commencement date of the Renewal Term, based upon the rents generally in effect for first class office space in the area in which the Real Estate is located. Market Rent shall be determined on what is commonly known as a "gross" basis; that is, in computing Market Rent, it shall be assumed that all real estate taxes and operating expenditures for customary services are included in such Market Rent and are not passed through to the Tenant as separate additional charges. Market Rent shall not take into consideration any tenant improvement allowances or construction credits that may be available for tenants at comparable office spaces.

                  (c) The Base Operating Year for the Renewal Term shall be the last full calendar year of the Term.

                  (d) The Minimum Rent for each Renewal Term shall be increased from time to time thereafter as provided in this Lease, including as provided in Article 6 hereof.

         Tenant waives any claims or action against Landlord or its successor in title in the event that the renewal provided for in this Lease is made impossible because of the taking of the Demised Premises in whole or in part for public use by condemnation. Tenant further agrees to waive any demand or claim for any award or allowance or any part thereof granted to Landlord as compensation for such condemnation.

52.      RIGHT OF FIRST OFFER.

         52.1 Provided that Tenant is not then in default under the terms of the Lease, Tenant shall have tile right of first offer to lease the remaining space on the fourth (4th) floor of the Building ("FOURTH FLOOR SPACE"), upon the following terms and conditions:


                  (a) In each event during the Term that Landlord is prepared to give a bonafide offer to a prospective tenant to lease all or any portion of the Fourth Floor Space ("OFFERED SPACE"), Landlord shall first give Tenant an opportunity to lease the Offered Space by written notice of such offer, setting forth the material terms and conditions (including, without limitation, the Rent and the duration of the proposed term) upon which Landlord would be willing to lease the Offered Space which terms and conditions shall be in Landlord's sole determination ("LANDLORD'S AVAILABILITY NOTICE"). Within seven (7) days after Tenant's receipt of Landlord's Availability Notice, Tenant must give Landlord written notice pursuant to which Tenant shall elect either
(i) to lease the entire Offered Space on the terms and conditions set forth in Landlord's Availability Notice, or (ii) to decline to lease the Offered Space. If Tenant fails to elect to so lease the Offered Space within such seven (7) day period, then Tenant shall be deemed to have declined to lease the Offered Space. In the event that Tenant declines (or is deemed to have declined) to lease the Offered Space, then Landlord shall be free to Lease the Offered Space to any other party(ies) on the same or similar terms and conditions as set forth in the Availability Notice for a period of six (6) months without any further obligation to Tenant hereunder, provided, however that Tenant shall retain its first offer rights hereunder with respect to any part of the Fourth Floor Space not covered by that Landlord's Availability Notice, and to the Offered Space only if it is not so leased to any other party within the six (6) month period.

                  (b) If Tenant elects to lease the Offered Space in accordance with, subparagraph (a) above (upon such election, the "ADDITIONAL SPACE"), then Landlord and Tenant shall execute an amendment to the Lease to provide for the inclusion of the Additional Space under the terms and conditions set forth in Landlord's Availability Notice. Except as provided in Landlord's Availability Notice, all other terms and conditions of the Lease shall apply to the Additional Space except that (i) Tenant's Share of Taxes and Operating Costs shall be increased to take into account the square footage of the Additional Space and all other terms of the Lease affected by the addition of such square footage shall be adjusted accordingly, (ii) Landlord shall not be required to perform any improvements to the Additional Space unless specifically provided for in Landlord's Availability Notice, (iii) Tenant shall not be entitled to any allowances, credits, options or other concessions with respect to the Additional Space unless specifically provided for in Landlord's Availability Notice and
(iv) the Security under this Lease may be increased in accordance with the Availability Notice.


                  (c) The effective date of the addition of the Additional Space to tile Demised Promises shall be the later of (i) the thirty-first (31st) day after Tenant's acceptance of Landlord's Availability Notice, or (ii) the date that Landlord delivers possession of the Additional Space to Tenant in accordance with the terms of Landlord's Availability Notice.


                  (d) Except as otherwise provided in Landlord's Availability Notice, Tenant agrees to accept the Additional Space in its "AS IS" condition, in the then current physical state and condition thereof, without any representation or warranty by Landlord.

53.      LEASE CONTINGENCY

         53.1 TENANT ACKNOWLEDGES THAT IT HAS SPECIFICALLY BEEN INFORMED BY LANDLORD THAT THE DEMISED PREMISES IS CURRENTLY UNDER LEASE TO THE UNIVERSITY OF PENNSYLVANIA HEALTH SYSTEM ("PENN") PURSUANT TO A LEASE AGREEMENT DATED AUGUST 1, 1995, AS THE SAME MAY HAVE BEEN AMENDED (THE "PENN LEASE"). TENANT EXPRESSLY ACKNOWLEDGES THE EXISTENCE OF THE PENN LEASE AND THAT THE RIGHTS GRANTED TO PENN THEREUNDER TO OCCUPY THE DEMISED PREMISES FOR THE BALANCE OF THE TERM OF THE PENN LEASE WILL NOT EXPIRE UNTIL AFTER THE COMMENCEMENT DATE OF THIS LEASE. TENANT FURTHER SPECIFICALLY ACKNOWLEDGES THAT THE RIGHTS, LIABILITIES AND OBLIGATIONS OF LANDLORD AND TENANT HEREUNDER ARE EXPRESSLY CONTINGENT UPON THE EARLY TERMINATION OF THE PENN LEASE, WHICH MAY OR MAY NOT OCCUR. TENANT FURTHER AGREES THAT IF FOR ANY REASON WHATSOEVER LANDLORD AND PENN DO NOT AGREE IN WRITING BY APRIL 28, 2000 TO AN EARLY TERMINATION OF THE PENN LEASE WHICH IS SATISFACTORY TO LANDLORD, IN ITS SOLE DISCRETION, SUCH THAT IT WILL, INTER ALIA, PERMIT THE TENANT TO TIMELY OCCUPY THE DEMISED PREMISES, THIS LEASE SHALL BE NULL AND VOID AS OF THAT DATE AND NEITHER PARTY SHALL HAVE ANY RIGHTS AGAINST OR OBLIGATIONS OR LIABILITIES TO THE OTHER, AND NEITHER PARTY SHALL HAVE ANY RIGHTS, LIABILITIES OR OBLIGATIONS HEREUNDER.

54.      SIGNAGE.

         54.1 As provided in and in accordance with Section 24.1(e), Landlord shall provide a listing of Tenant's name on the Building lobby directory, the cost of which service shall be included in the Operating Costs. Additionally, Tenant shall have the right, at its sole cost and expense, to place identification signage at or near the entrance to the Demised Premises.


         54.2 Tenant shall have the right, at its sole cost and expense, to place its signage on the ground monument sign currently bearing the Penn identification in a size not proportionately less than comparatively sized tenants in the Building. The location, style, and contents of said sign shall be determined by Landlord in its sole and reasonable discretion.


         54.3 Within ninety (90) days of the execution of this Lease, Landlord shall remove the Penn identification on the sign which is currently located on the exterior of the Building.

         54.4 The location, size, style, and contents of all interior mid exterior signage, if any, must be approved by Landlord in writing and shall conform to Building standards, and shall comply with all applicable governmental statutes, codes, rules and regulations.

55.      GUARANTY.

         55.1 This Lease is expressly Contingent upon the execution of the Guaranty Agreement executed contemporaneously herewith by the Guarantor attached hereto as EXHIBIT G. Should the Guarantor under the Guaranty Agreement cease to exist, it shall be considered an Event of Default under this Lease and Landlord shall immediately be entitled to all remedies provided for in Section 35 hereinabove, including the right to terminate this Lease.

56.      VACATED SPACE.

         56.1 If, at any time during the Term or the Renewal Term, if applicable, Tenant vacates or abandons the entire Demised Premises for a period of sixty (60) days or more, Landlord shall have the right to recapture the entire Demised Premises, or any part thereof, by providing at least five (5) days prior written notice, which notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date set forth in the notice. If, at any time during the Term or the Renewal Term, if applicable, Tenant vacates or abandons less than the entire Demised Premises ("VACATED SPACE") for a period of one hundred eighty (180) days or more, Landlord shall have the right to recapture the Vacated Space, or any part thereof, by providing at least five (5) days prior written notice, which notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date set forth in the notice.

                    SIGNATURES APPEAR ON THE FOLLOWING PAGE.

         IN WITNESS WHEREOF, the parties hereto have entered into this Lease as of the day first set forth above.

ATTESTED OR
WITNESSED BY:                               LANDLORD:
                                            TRIAD REALTY ACQUISITION, LP
                                            By: Gale & Wentworth, Inc.


/s/ Mark Leonard Ripp, Esq.                 By: /s/ Robert R. Martie
------------------------------------            -----------------------
Marc Leonard Ripp, Esq.                             Robert R. Martie,
                                                    Authorized Representative


                                            MANAGING AGENT :
                                            GALE & WENTWORTH, INC.


/s/ Mark Leonard Ripp, Esq.                 By: /s/ Robert R. Martie
------------------------------------        -----------------------
Marc Leonard Ripp, Esq.                             Robert R. Martie,
                                                    Senior Vice President



                                            TENANT :
                                            PHEONIX INTERNATIONAL LIFE
                                            SCIENCES (IBRD) INC.


/s/ Matthew J. Switt, Esq.                  By:/s/ Susan Thornton
---------------------------                    -----------------------
                                                    Susan Thornton, Ph.D.
Name:Matthew J. Switt, Esq.                         President & C.O.O. Global
     -------------------------------                Clinical Services
        (please print)

Title:
       -------------------
        (please print)

                                    EXHIBIT A

                                   RENTAL PLAN

THE TRIAD                                                   EXHIBIT A
                                                            DEMISED PREMISES
                                                            PAGE 1 OF 2



King of Prussia, Pennsylvania                                     FOURTH FLOOR



                               [FLOOR PLAN IMAGE]

                                                            EXHIBIT A
                                                            DEMISED PREMISES
                                                            PAGE 2 OF 2



                               [FLOOR PLAN IMAGE]

                                    EXHIBIT B

                             CLEANING SERVICE RIDER

         The following summarizes basic cleaning services to be provided oil business days (excluding weekends and Legal Holidays) and to be included in Operating Costs.


GENERAL CLEANING OF OFFICE AREA

Cleaning Services provided five (5) business days per week.

Cleaning hours Monday through Friday, after 5:30 p.m. and before 8:00 a.m. of the following business day.

On the last day of the week the work will be done after 5:30 p.m. Friday, but before 8:00 a.m. Monday.

Furniture will be dusted and desk tops will be wiped clean. However, desks with loose papers or other matter on the top will not be cleaned.

Window sills and baseboards to be dusted and washed as reasonably necessary.

Office wastepaper baskets will be emptied, provided garbage, trash and other refuse is separated as required pursuant to any Law or Rule and Regulation.

Cartons or refuse in excess of that which can be placed in wastepaper baskets will not be removed. Tenants are required to place such unusual refuse in trash cans or a spot designated by the Landlord.

Cleaner will not remove nor clean tea or coffee cups or similar containers; also, if such liquids are spilled in wastebaskets, the wastebaskets will be emptied but not otherwise cleaned. Wastepaper baskets shall be lined with vinyl or plastic bags.

Exposed sheets of vinyl composition tile floors will be swept daily.

Exposed sheets of carpets will be vacuumed daily.

Seat cushions on chairs, sofas, etc., will be vacuumed weekly, unless cluttered with paper or other matter.

LAVATORIES

All lavatory floors to be swept and washed with disinfectant nightly.

Tile walls and dividing partitions to be washed and disinfected weekly.

Basins, bowls, urinals to be washed and disinfected daily.

Mirrors, shelves, plumbing work, bright work, and enamel surfaces cleaned nightly.

Waste receptacles and wash dispensaries to be filled with appropriate tissues, towels and soap supplied by the Landlord.

MAIN LOBBY, ELEVATORS, CORRIDORS AND BUILDING EXTERIOR

Wipe and wash all floors in main lobby nightly.

Wipe and/or vacuum elevator floor nightly,

Polish floors weekly in elevator.

Elevator cab to be wiped clean daily and thoroughly cleaned and polished weekly.

Lobby walls, and glass, to be wiped clean daily and thoroughly cleaned and polished weekly.

Lobby entrance doors, and windows to be washed weekly.

Windows will be cleaned when necessary, but not less than once each year, inside and outside.

MISCELLANEOUS SERVICES

Sweep sidewalk in front of Building entrances daily.

Remove snow and ice from sidewalks and Parking Areas as soon as reasonably possible (but not between the hours of 6:00 p.m. and 8:00 a.m.) when accumulation reaches 3" or more, to the extent necessary to make such sidewalks and parking areas reasonably safe and usable.

Keep stairways clean.

Keep Custodian's Rooms and Mechanical Rooms clean and in orderly condition at all times.

WORK EXCLUDED

Cleaning services do not include the washing, polishing, or waxing of furniture, file cabinets, wastebaskets or other personal property of Tenant. When such work is necessary, Tenant may make necessary arrangements for same directly with Landlord's cleaning employees or contractors.

                                    EXHIBIT C

                                 LEGAL HOLIDAYS

(a) The day(s) officially celebrated by the Commonwealth of Pennsylvania for the following holidays:

New Year's Day
Martin Luther King's Birthday
President's Day
Memorial Day
Independence Day
Labor Day
Thanksgiving
Christmas Day




(b) Such other holidays observed from time to time by the governments of the United States of America and/or the Commonwealth of Pennsylvania, as designated by Landlord to Tenant in writing.

                                    EXHIBIT D

                              RULES AND REGULATIONS

1. The sidewalks, entrances, driveways, passageways, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for storage or for any other purpose other than for ingress to or egress from the Demised Premises and for delivery of merchandise and equipment to or from the Demised Premises in a prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the Building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. Tenant shall provide protection of all floor surfaces during the moving of furniture or heavy equipment as may be reasonably required by Landlord or its Managing Agent.

2. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Demised Premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or this Lease.

3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, sanitary napkins, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule by Tenant shall be borne by Tenant.

4. No carpet, rug or other article shall be hung or shaken out of any window of the Building; and Tenant shall not sweep or throw or permit to be swept or thrown from the Demised Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Demised Premises, or permit or suffer the Demised Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the elevators or other common areas of the Building is prohibited.

5. Except as provided in the Lease, no awnings, signs or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord, which may be withheld at Landlord's sole discretion.

6. Except as provided in the Lease, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Demised Premises or the Building or on the inside of the Demised Premises if the same is visible from the outside of the Demised Premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the Demised Premises in lettering approved by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove and dispose of same without any liability, and may charge the expense incurred by such removal to Tenant. Any interior listings and directories shall be inscribed, painted or affixed for Tenant only by Landlord or Managing Agent at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord or Managing Agent.

7. Except as provided in the Lease, Tenant shall not mark, paint, drill into, or in any way deface any part of the Demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct, Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Demised Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, pursuant to Landlord's direction, the use of cement or other similar adhesive material being expressly prohibited.

8. No additional locks, bolts or alarms of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanisms thereof. Tenant shall give Landlord or Managing Agent a duplicate or master key or access card or code for each and every door in the Demised Premises. Tcnant must, upon the termination of its tenancy, restore to Landlord all keys or access cards to the Demised Premises, the Building, and any doors therein, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys or access cards, so furnished, Tenant shall pay to Landlord the cost thereof. Tenant, at its expense, shall be responsible for repair to all doors and locks which are in violation of this Rule, and shall pay any alarm fee resulting from Landlord or Managing Agent's entrance into the Demised Premises as permitted under this Lease.

9. Canvassing, soliciting, pamphletting and peddling in the Building and about the sidewalks, driveways and parking areas adjacent thereto are prohibited and Tenant shall cooperate to prevent the same. Tenant shall report all peddlers, solicitors and beggars to tile Managing Agent or as Landlord otherwise requests.

10. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a Building for first-class offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising. No distress sale, fire sale, bankruptcy sale, liquidation, relocation sale, closing safe, going-out-of-business sale, auction, sheriff s sale, receiver's sale, or any other sale that, in Landlord's opinion, adversely affects the reputation of the Building or suggests that the business operations are to be discontinued in the Demised Premises shall be conducted or advertised in or about the Demised Premises.

11. Tenant shall not bring or permit to be brought or kept in or on the Demised Premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or any hazardous substance in violation of Law or of this Lease, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Demised Premises.

12. If the Building contains central air conditioning and ventilation, Tenant agrees to keep all windows and exterior doors closed at all times and to abide by all rules and regulations issued by the Landlord with respect to such services.

13. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the Building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with all Laws applicable thereto and shall be done during such hours as Landlord may designate.

14. To the extent required by applicable Laws or Governmental Authorities, Tenant shall separate its rubbish into any required categories including, but not limited to, food products, paper, solid wastes, metals and glass. Any excess trash or garbage which Tenant generates in excess of that generated by a normal office user, and all garbage from Tenant's food service operation, if any, shall be removed by the Landlord upon notice from Tenant, at Tenant's sole cost and expense. Tenant shall not dispose of any hazardous substance or waste in wastebaskets, boxes, or in Landlord's dumpster or trash compactor.

15.      Tenant shall take reasonable action to ensure that its visitors do not
(a) utilize any parking spaces designated for the use of others, nor (b) park in any driveways, fire lanes or other areas not striped for vehicular parking.

16. No portion of the driveways or parking areas serving the Building shall be used for washing, maintaining, oil changing, repairing, or installing or replacing parts in any vehicle, except to the extent that repairs are reasonably necessary to fix a flat tire or start an engine enabling the vehicle to be driven from the Real Estate. No vehicle shall be towed from the Real Estate by Tenant, or its visitors, except after Tenant informs Landlord or the Managing Agent of such removal. Any vehicle parked on the Real Estate without proper registration and inspection or for longer than seven (7) continuous days may be removed by Landlord, which removal shall be at Tenant's expense if the property owned or used by Tenant or its visitors or invitees and is not removed within five (5) business days after notice to Tenant to do so.

17. Tenant shall be solely liable for, and shall promptly pay, all costs, charges and expenses directly or indirectly related in anyway to work, alterations, decorations, installations, renovations or improvements performed by Tenant or its Agent in or about the Demised Premises, including, but not limited to, permit or inspection fees, costs for electricity, HVAC, temporary or portable toilets and hot and cold water, freight elevator charges, costs for trash removal and disposal, freight dock expenses, additional security charges, insurance premiums and cleaning costs.

                                    EXHIBIT E

                             LANDLORD'S WORK LETTER

Landlord will deliver the Premises substantially in accord with the "Space Plans" (SP-2A and SP-2B) dated April 17, 2000 prepared by Meyer Associates, Inc. as further detailed below. Except as specifically indicated on the Space Plans or herein, Landlord will maintain the existing conditions. In the event of a contradiction between the drawings and the scope delineated herein, the specifications of the following scope will apply:

1. PERMITS: Landlord will secure all necessary building permits for the Work.


2. DEMOLITION: In accordance with the Space Plans or as deemed necessary by Landlord.


3. PARTITIONS: 3 - 5/8" metal partitions with 5/8" drywall on each side in the locations and quantities delineated on the plan. Partitions will be constructed from the slab to the underside of the ceiling grid, or as noted on Plan.


4. DEMISING WALLS: 3 - 518" metal partitions with 5/8" drywall on each side in the locations and quantities delineated on the plan. Demising walls to be constructed from the floor to the underside of structure above, with insulation blankets between studs.


5.       MILLWORK: All existing millwork to remain. No new millwork is required.


6. CARPET: Building standard or equivalent glue down installation; a $20.00 per usable square yard allowance will be provided. (Note: Carpet in the boardroom, waiting/reception, library/training and adjacent hallways will not be replaced.)


7. VINYL COMPOSITION TILE: Armstrong Excelon or equivalent to be installed in the following rooms:

         a)       Data Storage;
         b)       Regulatory Storage;
         c)       Medical Affairs Storage;
         d)       Project Management Storage.

         ALL OTHER AREAS RECEIVING VINYL COMPOSITION TILE ARE TO BE CONSIDERED AS EXISTING TO REMAIN.


8. CEILING: Maintain existing acoustical standard ceiling grid. Ceiling tiles and grid in areas affected by demolition or new construction work will be replaced with matching ceiling tile and grid.


9. PAINT: MAB building standard flat or equivalent, with a maximum of 2 colors throughout. Two coats will be applied to all non-wallcovered wall surfaces.


10. DOORS: Existing doors and metal frames will be salvaged and maintained or relocated to meet the requirements of the Space Plan. The existing entrance doors will be maintained.


11.      DOOR HARDWARE: All hardware shall be reused.

12. WALLCOVERING: All existing wall covering will remain and be patched as needed. In addition, vinyl wall covering will be provided in the President executive office (Wing B). An allowance of $ 1.00 per square foot will be provided for such installation.


13. WINDOW TREATMENTS: Existing window treatments will be cleaned for tenant's use.


14. HVAC: Landlord will make necessary adjustments to adapt the existing system to the revised layout, including the relocation of air diffusers and the installation of new digital VAV thermostat controls. Landlord's required adjustments to the system assume general office use and occupancy not to exceed 4 individuals per thousand usf and installation of standard office equipment and lighting.


15.      COMPUTER ROOM:


         a)       Provide raised flooring;
         b)       Provide supplemental HVAC (24 hours per day/7 days per week);
         c) Provide separate electrical panel to service the Computer Room. The actual additional power to be supplied is subject to review by Landlord's electrical engineer and is subject to building availability, as determined solely by Landlord.
         d)       Room to be lockable with card key access by Tenant;
         e) Specialized fire protection to be defined by Tenant, and is subject to Landlord's approval.

16.      PLUMBING: All plumbing to remain as is.


17. SPRINKLERS: Sprinkler heads will be relocated and/or added as needed to meet applicable codes.

18.      FIRE ALARM: As required by code.

19. ARCHITECTURAL: Tenant will provide architectural plans necessary to obtain building permits for the work, and the cost will be applied as a reduction to the "Construction Credit". In addition, the cost of any additional plans needed by Landlord for purposes of obtaining building permits for the work will be applied as a reduction to the "Construction Credit".

20.      ELECTRICAL:

         a) Existing receptacles to remain with an additional two (2) installed per new office;
         b)       Light fixtures to be relocated as required by the Space Plans;
         c)       Landlord to provide check meter for tenant's electric;
         d) Landlord's Work assumes that the existing power supply to the Premises is sufficient and tenant does not require any additional power service;
         e) Provide twenty (20) system furniture flexible power supplies as required per Space Plan;
         f) Pull strings for thirty-nine (39) voice/data locations will be provided;
         g) An allowance for installation of ten (10) dedicated electrical outlets will be provided.

21.     ADDITIONAL ASSUMPTIONS:

         a) ALL WORK STATIONS AND TENANT FURNITURE INDICATED IN PLAN WILL BE PROVIDED AND INSTALLED BY TENANT.
         b) Landlord's Work will include provision for an 8% fee to Landlord's contractor(s).
         c) Landlord's Work makes no provision for new floor cores. Landlord's contractor will retrofit existing floor cores as required to meet Tenant's layout.
         d) Tenant will be responsible for all costs associated with the installation of its telephone, data, security and cable TV systems (as applicable).

                                    EXHIBIT F

                 FORM SUBORDINATION & NON-DISTURBANCE AGREEMENT

RECORDING REQUESTED BY,
AND WHEN RECORDED RETURN TO:

WELLS FARGO BANK, N. A.
Commercial Mortgage Servicing
45 Fremont Street, 9th Floor
San Francisco, CA 94105
Ref:     Loan No. ___________________


             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of the _____ day ________________, 2000 by and between LaSalle Bank National Association, formerly known as LaSalle National Bank, as Successor Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 1998-WF2, having an address at c/o Wells Fargo Bank, N.A., Commercial Mortgage Servicing, 45 Fremont Street, 9th Floor, San Francisco, CA 94105 ("Lender") and _____________________________________ having an address at ________________________________ ("Tenant").


                                    RECITALS:

         A. Tenant is the holder of a leasehold estate in a portion of the property described on Exhibit A (the "Property") under and pursuant to the provisions of a certain lease dated ____________________, between __________________________________, as landlord ("Landlord") and Tenant, as tenant (the "Lease");


         B. The Property is encumbered by a deed of trust recorded on ________________, in the Official Records of _________________ County,
_________________, as Instrument # _________, the beneficial interest under which has been assigned to Lender, and an assignment of rents recorded on ___________________ as Instrument #________________ in the Official Records of
_______________ County (collectively, the "Security Instrument"); and


         C. Tenant has agreed to subordinate the Lease to the Security Instrument and to the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.


                                   AGREEMENT:

         NOW, THEREFORE, the parties hereto mutually agree as follows:

         1. SUBORDINATION. The Lease shall be subject and subordinate in all respects to the lien and terms of the Security Instrument, to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements and extensions therof.

         2. NONDISTURBANCE. So long as Tenant pays all rents and other charges as specified in the Lease and is not otherwise in default (beyond applicable notice and cure periods) of any of its obligations and covenants pursuant to the Lease, Lender agrees for itself and its successors in interest and for any purchaser or transferee of the Property upon a foreclosure of the Security Instrument, that Tenant's possession of the premises as described in the Lease will not be disturbed during the term of the Lease, as said term maybe extended pursuant to the terms of the Lease or as said premises may be expanded as specified in the Lease, by reason of a foreclosure. For purposes of this agreement, a "foreclosure" shall include (but not be limited to) a sheriffs or trustee's sale under the power of sale contained in the Security Instrument, the termination of any superior lease of the Property and any other transfer of the Landlord's interest in the Property under peril of foreclosure, including, without limitation to the generality of the foregoing, an assignment or sale in lieu of foreclosure.

         3. ATTORNMENT. Tenant agrees to attorn to, accept and recognize any person or entity which acquires the Property through a foreclosure (an "Acquiring Party") as the landlord under the Lease for the then remaining balance of the term of the Lease, and any extensions thereof as made pursuant to the

Lease. The foregoing provision shall be self-operative and shall not require the execution of any further instrument or agreement by Tenant as a condition to its effectiveness. Tenant agrees, however, to execute and deliver, at any time and from time to time, upon the request of the Lender or any Acquiring Party any reasonable instrument which may be necessary or appropriate to evidence such attornment.

         4. NO LIABILITY. Notwithstanding anything to the contrary contained herein or in the Lease, it is specfically understood and agreed that neither the Lender, any receiver or any Acquiring Party shall be:

                  (a) liable for any act, omission, negligence or default of any prior landlord (other than to cure defaults of a continuing nature with respect to the maintenance or repair of the demised premises or the Property); provided, however, that any acquiring Party shall be liable and responsible for the performance of all covenants and obligations of landlord under the Lease accruing from and after the date that it takes title to the Property; or


                  (b) except as set forth in (a), above, liable for any failure of any prior landlord to construct any improvements;


                  (c) Subject to any offsets, credits, claims or defenses which Tenant might have against any prior landlord; or


                  (d) bound by any rent or additional rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord; or


                  (e) bound by any surrender, amendment or modification of the Lease or release of liability thereunder not expressly consented to in writing by Lender or otherwise permitted by the Security Instrument in each instance; or


                  (f) be liable to Tenant hereunder or under the terms of the Lease beyond its interest in the Property.


                           Notwithstanding the foregoing, Tenant reserves its

rights to any and all claims or causes of action against such prior landlord for prior losses or damages.


         5. RENT. Tenant has notice that the Lease and the rents and all other sums due thereunder have been assigned to Lender as security for the loan secured by the Security Instrument. In the event Lender notifies Tenant of the occurrence of a default under the Security Instrument and demands that Tenant pay its rents and all other sums due or to become due under the Lease directly to Lender, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Lender or as otherwise authorized in writing by Lender. Landlord hereby irrevocably authorizes Tenant to make the foregoing payments to Lender upon such notice and demand.

         6. LENDER TO RECEIVE NOTICES. Tenant shall notify Lender of any default by Landlord under the Lease which would entitle Tenant to terminate the Lease, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of termination thereof resulting from a default shall be effective unless Lender shall have received notice of default giving rise to such termination and shall have failed within sixty (60) days after receipt of such notice to cure such default (but in no event less than fifteen (15) days from and after the expiration of the period provided in the Lease for cure thereof by Landlord), or if such default cannot be cured within sixty (60) days, shall have failed within sixty (60) days (but in no event less than fifteen (15) days from and after the expiration of the period provided in the Lease for cure thereof by Landlord) after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default.

         7. INSURANCE AND CONDEMNATION PROCEEDS. In the event of any conflict between the provisions of the Security Instruments relating to the application of insurance and condemnation proceeds and Paragraphs 15 and 16 of the Lease, the provisions of the Security Instruments shall controll.

         8. NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at its address set forth above, and:

if to Tenant, to
                                ----------------------------------------
the attention of:
                                ----------------------------------------



                                Attention:                              ;  and
                                            ----------------------------



if to Lender:                   LaSalle Bank National Association, Trustee

                                c/o Wells Fargo Bank, N.A.

                                45 Fremont Street, 9th Floor

                                San Francisco, CA 94105

                                Reference; WFB Loan #


or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Paragraph 7, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in California.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications,

         9. SUCCESSORS. The obligations and rights of the parties pursuant to this Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representatives of the respective parties.

         10. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party herein to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         11. TRANSFER OF LOAN/SERVICING. Leader may sell, transfer and deliver the Note and assign the Security Instrument, this Agreement and the other documents executed in connection therewith to one or more investors (as defined in the Security Instrument) in the secondary mortgage market or otherwise. Lender may also retain or assign responsibility for servicing the loan evidenced by the Note, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer, on behalf of the Investors. All references to Lender herein shall refer to and include any such servicer to the extent applicable. Lender may disclose the terms of this Agreement, the identity of Tenant or any principal of Tenant, or any financial information regarding Tenant or any principal of Tenant, to any Investor or potential Investor,

                        [SIGNATURES FOLLOW ON NEXT PAGE.]

         IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written


                                    LENDER:


                                    LASALLE BANK NATIONAL ASSOCIATION, formerly known as LASALLE NATIONAL BANK, as Successor Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through
                                    Certificates Series 1998-WF2

                                    By:     WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION, as Master Servicer
                                            under the Pooling and Servicing
                                            Agreement, dated June 1, 1998, by
                                            and between Morgan Stanley Capitol I
                                            Inc., Wells Fargo Bank, National
                                            Association, Criimi Mae Services
                                            Limited Partnership and Norwest Bank
                                            Minnesota, National Association

                                            BY:
                                                   -----------------------------

                                            Its:
                                                   -----------------------------


                                    TENANT:





                                    By:
                                          --------------------------------------

                                    Its:

                                    By:
                                          --------------------------------------

                                    Its:

STATE OF                                    )
                  --------------------------
                                            ) ss.
County of                                   )
                  --------------------------

         On this ______________ of _____________________, 2000, before me a notary public, personally appeared _________________________________ and
______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacities, and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS MY HAND AND OFFICIAL SEAL.




                                               ---------------------------------
                                               Notary Public

My Commission Expires:
                                ---------------------------

                                   EXHIBIT "A"

                               (Legal Description)

                                    EXHIBIT G

                               GUARANTY AGREEMENT

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT ("GUARANTY") is given as of the _______ day of April, 2000, by PHOENIX INTERNATIONAL LIFE SCIENCES, INC., a Canadian Corporation ("GUARANTOR"), to and for the benefit of TRIAD REALTY ACQUISITION, LP, and its successors and assigns (collectively, "LANDLORD").

         WHEREAS, Landlord and PHOENIX INTERNATIONAL LIFE SCIENCES (IBRD), INC. ("TENANT") are parties to a certain lease ("LEASE") dated concurrently herewith; and

         WHEREAS, as a condition to entering into the Lease, Landlord is requiring Guarantor to guaranty and become surety for the payment and performance of all of the covenants, representations, obligations and liabilities of Tenant under the Lease.

         NOW,THEREFORE, for and in consideration of the entering into the Lease by Landlord in accordance with the terms thereof, and the covenants of Guarantor herein contained, and intending to be legally bound hereby, Guarantor hereby covenants as follows:

         1. Guarantor hereby irrevocably and unconditionally guarantees and becomes surety for the prompt and faithful payment and performance of all of the covenants, obligations and liabilities of Tenant, its successors and assigns, under the Lease, including, but not limited to, the payments of all installments of Adjusted Minimum Rent (as defined in the Lease), all damages in the event of any Event of Default (as defined in the Lease), and other sums due Landlord thereunder, and also for all representations of Tenant under the Lease. All of such obligations are incorporated herein.


         2. Guarantor expressly consents to any extension of time, leniency, amendment, modification, waiver, forbearance, or any changes which may be made in any terms and conditions of the Lease, and no such change, modification, extension, waiver or forbearance shall release Guarantor from any liability or obligation hereby incurred or assumed. Guarantor further expressly waives any notice of default in or under any of the terms of the Lease, as amended, and waives all setoffs and counterclaims; PROVIDED, HOWEVER, that Guarantor shall be entitled to receive copies of any notices of default sent by Landlord to Tenant, if but only if the named Tenant shall have assigned its interest in the Lease to a person or entity not affiliated with Guarantor, and shall be given the same right concurrently to cure any default as that afforded Tenant under the Lease (excluding any defaults which, by their nature, are not susceptible of cure by Guarantor).


         3. It is specifically understood and agreed that if an Event of Default by Tenant occurs under the Lease, Landlord shall be entitled to commence any action or proceeding against Guarantor, or otherwise exercise any available remedies at law or in equity to enforce the provisions of this Guaranty without first commencing any action or otherwise proceeding against the Tenant or any other party, or otherwise exhausting all of its available remedies against the Tenant.


         4. In the event that any action is commenced by Landlord to enforce the provisions of this Guaranty, Landlord shall, if it prevails in such action, be entitled to recover from Guarantor the reasonable costs of such action including reasonable attorneys' fees.


         5. No payment by Guarantor to Landlord during the term of this Guaranty shall entitle Guarantor, by subrogation or otherwise, to any payment from Tenant under or out of the property of Tenant, except after payment in full to Landlord of all amounts due and payable by Tenant to Landlord pursuant to the Lease.


         6. The liability of the Guarantor shall not be deemed to be waived, released, discharged, impaired or affected by reason of the release or discharge of Tenant or any assignee in any condition, receivership, bankruptcy (including Chapter VII or Chapter XI bankruptcy proceedings or other reorganization proceedings under the Bankruptcy
Code) or other insolvency proceeding, or the rejection or disaffirmation of the Tenant or any assignee in any such insolvency proceeding, and shall continue with respect to all obligations which would have accrued under the Lease absent such rejection or disaffirmation of the Lease.


         7. Guarantor acknowledges that it is financially interested in the Tenant.


         8. Following the termination of this Guaranty, Landlord will, at the request of Guarantor, execute such documents as Guarantor may reasonably request to acknowledge that this Guaranty is terminated and the Guarantor has no further liability or obligation hereunder.


         9. GUARANTOR HEREBY AUTHORIZES, IRREVOCABLY, THE PROTHONOTARY, THE CLERK OF COURT, OR ANY ATTORNEY IN ANY FEDERAL OR STATE COURT IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO APPEAR FOR AND TO CONFESS JUDGMENT AGAINST GUARANTOR IN FAVOR OF LANDLORD, AS OF ANY TERM, PAST, PRESENT OR FUTURE, WITH THE FILING OF AN AVERMENT OF DEFAULT, WITH COSTS OF SUIT, RELEASE OF ERRORS, WITHOUT STAY OF EXECUTION, AND FOR SUCH AMOUNT AS MAY APPEAR TO BE UNPAID UNDER THIS GUARANTY, TOGETHER WITH ALL COSTS AND OTHER EXPENSES AND ATTORNEYS' FEES IN AN AMOUNT EQUAL TO FIVE PERCENT (5%) OF ALL AMOUNTS PAYABLE HEREUNDER BUT IN NO EVENT LESS THAN FIVE THOUSAND DOLLARS ($5,000.00), TOGETHER WITH ALL COSTS AND EXPENSES INCURRED BY LANDLORD'S ATTORNEYS. GUARANTOR HEREBY WAIVES THE RIGHT OF ANY INQUISITION ON ANY REAL ESTATE THAT MAY BE LEVIED UPON AND HEREBY VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY TO ENTER UNDER THE WRIT OF EXECUTION ITS SAID VOLUNTARY CONDEMNATION, AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION, AND HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER TO BE PASSED.


         10. This Guaranty shall inure to the benefit of Landlord, its heirs, personal representatives, successors and assigns and shall be binding upon the heirs, personal representatives, successors and assigns of the Guarantor.


         11. This Guaranty shall be enforced in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflict of laws.


         12. This Guaranty shall be irrevocable and shall continue notwithstanding any assignment, sublease or other transfer of the Lease or the Demised Premises (as defined in the Lease) or any interest therein.


         13. Guarantor is a Canadian Corporation doing business in the United States and as such is qualified to do business in the Common wealth of Pennsylvania.

         IN WITNESS WHEREOF, Guarantor has, duly executed this Guaranty as of the day and year first above written.

                                               PHOENIX INTERNATIONAL LIFE
                                               SCIENCES, INC.

Attest:                                        By:
         ---------------------------------             -------------------------

                                               Address:
                                                          ----------------------

                                                          ----------------------

                                                          ----------------------

COMMONWEALTH OF PENNSYLVANIA          :
                                      : ss
COUNTY OF                             :

                                            ON THIS, the ____ day of
_______________, 1998, before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared
_____________________, who acknowledged to me that he executed the foregoing instrument for the purposes therein contained by signing his name.


         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                               ---------------------------
                                               Notary Public
(NOTARIAL SEAL)

         MY COMMISSION EXPIRES: